                                                                                                EXHIBIT 10.1

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                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                                     Depositor,

                                     JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                                       Trustee

                                                         and

                                               WELLS FARGO BANK, N.A.,

                                              Securities Administrator

                                         -------------------------------------
                                                   POOLING AGREEMENT
                                            Dated as of September 29, 2006

                                                    $636,892,239

                                          Bear Stearns ALT-A Trust 2006-R1
                                         Mortgage Pass-Through Certificates
                                                   Series 2006-R1
                                                      backed by
                  Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-4, and
---------------------------------------------------------------------------------------------------------------------
                     Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-5

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                                                  TABLE OF CONTENTS

     Section 2.02.      Acceptance of Trust Fund by the Securities Administrator, on behalf of

     Section 5.03.      Trustee and Securities Administrator Not Liable for Certificates or
                        Underlying Certificates..................................................................49
     Section 5.04.      Trustee and Securities Administrator May Own Certificates................................50
     Section 5.05.      Trustee’s, Certificate Insurer's and Securities Administrator’s Fees and

Exhibit A            -    Form of Certificates
Exhibit B            -    Form of Annual Certification
Exhibit C            -    Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit D            -    Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit E            -    Additional Disclosure Notification
Exhibit F            -    Certificate Insurance Policy
Exhibit G            -    Form of Exchange Letter
Schedule A           -    Underlying Certificates
Schedule B           -    Combination Groups

                  POOLING  AGREEMENT,  dated as of  September  29,  2006,  by and among  STRUCTURED  ASSET
MORTGAGE INVESTMENTS II INC., as depositor (the “Depositor”),  JPMORGAN CHASE BANK, NATIONAL  ASSOCIATION,
as trustee (the  “Trustee”)  and WELLS FARGO BANK,  N.A., as securities  administrator  (the  “Securities
Administrator”).

                                          PRELIMINARY STATEMENT

                  The  Depositor  intends to cause the issuance of and to sell its  Mortgage  Pass-Through
Certificates,  Series 2006-R1,  Class I-A-1,  Class I-X-1,  Class I-X-2,  Class I-X-3,  Class I-X-4, Class
I-X-5,  Class  II-A-1,  Class II-X-1,  Class II-X-2,  Class  II-X-3,  Class  II-X-4,  Class II-X-5,  Class
III-A-1,  Class III-X-1,  Class III-X-2,  Class III-X-3, Class III-X-4, Class III-X-5, Class IV-A-1, Class
IV-X-1,  Class  IV-X-2,  Class IV-X-3,  Class  IV-X-4,  Class  IV-X-5,  Class V-A-1,  Class VI-A-1,  Class
VII-A-1,  Class VIII-A-1,  Class IX-A-1,  Class X-A-1 and Class X-X-1  Certificates  (the  “Certificates”)
representing  in the aggregate the entire  beneficial  ownership of a trust fund (the “Trust  Fund”),  the primary assets of which are the Underlying Certificates (as defined herein).

                  All  things  necessary  to make  this  Agreement  a valid  declaration  of  trust by the
Depositor in accordance with its terms have been done.

                  In  consideration  of the  premises  and the mutual  agreements  herein  contained,  the
Depositor, the Trustee and the Securities Administrator agree as follows:

                                                ARTICLE I

                                               DEFINITIONS

Section 1.01.     Defined Terms.

                  Whenever used in this  Agreement,  including the  Preliminary  Statement,  the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Affiliate:  With respect to any specified  Person,  any other Person that  directly,  or indirectly  through one or more  intermediaries,  controls or is controlled by, or is under common control with,  such specified  Person.  For the purposes of this  definition,  “control” when used with respect to any specified Person means possession,  direct or indirect,  of the power to direct or cause the direction of the  management and policies of such Person,  whether  through the ownership of voting  securities,  by contract or otherwise,  and the terms “controlling,”  “controlled by” and “under common control with” have meanings correlative to the foregoing.

                  Aggregate  Premium  Amount:  As to any  Distribution  Date  and each  Class  of  Insured
Certificates,  the product of one-twelfth  of the Premium Rate and the aggregate of the Current  Principal
Amounts of the Insured Certificates of such Class on the immediately  preceding  Distribution Date, or, in the case of the  first  Distribution  Date,  the  Closing  Date,  in each  case  after  giving  effect  to distributions of principal made on such Distribution Date.

                  Agreement:  This Pooling Agreement and all amendments hereof and supplements hereto.

                  Available  Funds: As of any date of  determination,  the aggregate  amount on deposit in the Certificate  Account as of such date, net of any portion thereof which  represents  amounts to be paid to any Person pursuant to clauses (ii), (iv) and (v) of Section 3.04.

                  Bear, Stearns:  Bear, Stearns & Co. Inc.

                  Business  Day:  Any day other than a  Saturday,  a Sunday or a day on which the  Federal
Reserve  is  closed or on which  banking  institutions  in New York or in any city in which the  Corporate
Trust Office of the Trustee or the  Securities  Administrator  is located are  authorized  or obligated by law or executive order to close.

                  Certificate:  Any Class I-A-1, Class II-A-1,  Class III-A-1,  Class IV-A-1, Class V-A-1,
Class VI-A-1,  Class VII-A-1,  Class  VIII-A-1,  Class IX-A-1 and Class X-A-1  Certificates,  any Interest
Only  Certificates and any Exchanged  Certificates as executed  hereunder by the Securities  Administrator and  authenticated  and delivered  hereunder by the Certificate  Registrar,  substantially  in the form of
Exhibit A hereto.

                  Certificate  Account:  The  trust  account  or  accounts,  which  shall at all  times be
Eligible  Accounts,  created  and  maintained  by the  Securities  Administrator  for the  benefit  of the
Certificateholders  pursuant to Section 3.03.  Funds  deposited in the  Certificate  Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

                  Certificate  Group: Each of the Group I Certificates,  Group II Certificates,  Group III
Certificates,   Group  IV  Certificates,   Group  V  Certificates,   Group  VI  Certificates,   Group  VII
Certificates, Group VIII Certificates, Group IX Certificates or Group X Certificates, as applicable.

                  Certificate Insurer:  Ambac Assurance Corporation.

                  Certificate  Insurer  Default:  The existence and  continuance  of any of the following:
(a) a failure by the  Certificate  Insurer to make a payment  required under the Policy in accordance with its terms;  (b) the entry of a decree or order of a court or agency having  jurisdiction in respect of the
Certificate  Insurer in an  involuntary  case under any  present  or future  federal or state  bankruptcy, insolvency  or similar law  appointing a conservator  or receiver or liquidator or other similar  official of the  Certificate  Insurer or of any substantial  part of its property,  or the entering of an order for the winding up or liquidation of the affairs of the  Certificate  Insurer and the  continuance of any such decree  or order  undischarged  or  unstayed  and in force for a period of 90  consecutive  days;  (c) the
Certificate  Insurer shall consent to the  appointment of a conservator or receiver or liquidator or other similar  official  in any  insolvency,  readjustment  of debt,  marshaling  of assets and  liabilities  or similar  proceedings of or relating to the Certificate  Insurer or of or relating to all or  substantially all of its  property;  or (d) the  Certificate  Insurer  shall admit in writing its  inability  to pay its debts  generally  as they  become due,  file a petition  to take  advantage  of or  otherwise  voluntarily commence  a case or  proceeding  under any  applicable  bankruptcy,  insolvency,  reorganization  or other similar statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations.

                  Certificate  Owner: Any Person who is the beneficial  owner of a Certificate  registered in the name of the Depository or its nominee.

                  Certificate  Registrar and Certificate  Register:  Shall each have the meanings provided in Section 4.02.

                  Certificateholder  or Holder:  The person in whose name a  Certificate  is registered in the Certificate  Register,  except that, solely for the purpose of giving any consent,  approval or waiver pursuant to this  Agreement,  any  Certificate  registered  in the name of the  Depositor or any Affiliate thereof  shall be deemed  not to be  outstanding  and shall not be taken  into  account  for  purposes  of determining  whether the Holders of Certificates  evidencing the requisite  aggregate  Percentage Interest necessary  to effect  any such  consent,  approval  or  waiver  has been  obtained,  unless  such  Persons collectively own all the Certificates.

                  Class:  Collectively, all of the Certificates bearing the same designation.

                  Class I-A-1  Certificate:  Any Class I-A-1  Certificate  as  executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class I-X-1  Certificate:  Any Class I-X-1  Certificate  as  executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class I-X-2  Certificate:  Any Class I-X-2  Certificate  as  executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class I-X-3  Certificate:  Any Class I-X-3  Certificate  as  executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class I-X-4  Certificate:  Any Class I-X-4  Certificate  as  executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class I-X-5  Certificate:  Any Class I-X-5  Certificate  as  executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class II-A-1  Certificate:  Any Class II-A-1  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class II-X-1  Certificate:  Any Class II-X-1  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class II-X-2  Certificate:  Any Class II-X-2  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class II-X-3  Certificate:  Any Class II-X-3  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class II-X-4  Certificate:  Any Class II-X-4  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class II-X-5  Certificate:  Any Class II-X-5  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class III-A-1  Certificate:  Any Class III-A-1  Certificate as executed hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class III-X-1  Certificate:  Any Class III-X-1  Certificate as executed hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class III-X-2  Certificate:  Any Class III-X-2  Certificate as executed hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class III-X-3  Certificate:  Any Class III-X-3  Certificate as executed hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class III-X-4  Certificate:  Any Class III-X-4  Certificate as executed hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class III-X-5  Certificate:  Any Class III-X-5  Certificate as executed hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class IV-A-1  Certificate:  Any Class IV-A-1  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class IV-X-1  Certificate:  Any Class IV-X-1  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class IV-X-2  Certificate:  Any Class IV-X-2  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class IV-X-3  Certificate:  Any Class IV-X-3  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class IV-X-4  Certificate:  Any Class IV-X-4  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class IV-X-5  Certificate:  Any Class IV-X-5  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class V-A-1  Certificate:  Any Class V-A-1  Certificate  as  executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class VI-A-1  Certificate:  Any Class VI-A-1  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class VII-A-1  Certificate:  Any Class VII-A-1  Certificate as executed hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class  VIII-A-1  Certificate:  Any Class VIII-A-1  Certificate as executed  hereunder by the Securities  Administrator  and  authenticated  and delivered  hereunder by the Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class IX-A-1  Certificate:  Any Class IX-A-1  Certificate  as executed  hereunder by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class X-A-1  Certificates:  Any Class X-A-1  Certificate  as executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Class X-X-1  Certificates:  Any Class X-X-1  Certificate  as executed  hereunder  by the
Securities  Administrator  and  authenticated  and  delivered  hereunder  by  the  Certificate  Registrar, substantially in the form of Exhibit A hereto.

                  Closing Date:  September 29, 2006.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Combination  Group:  With  respect  to the  Group I,  Group  II,  Group  III or Group IV
Certificates, the related group of combined certificates, set forth on Schedule B.

                  Commission:  U.S. Securities and Exchange Commission.

                  Corporate  Trust  Office:  The  corporate  trust  office of the  Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be  administered,  which office at the date of the  execution  of this  Agreement  is located at 4 New York Plaza,  6th Floor,  New
York, New York 10004, Attention:  Worldwide Securities  Services-Structured Finance Services, Bear Stearns
ALT-A Trust 2006-R1.  The Securities  Administrator’s  corporate  trust office for purposes of presentment and  surrender of the  Certificates  for the final  distribution  thereon and for  transfers is located at
Sixth Avenue and Marquette  Avenue,  Minneapolis,  Minnesota 55479,  Attention BALTA 2006-R1,  and for all
other purposes is located at P.O. Box 92,  Columbia,  Maryland 21046 (or, for overnight  deliveries,  9062
Old Annapolis Road,  Columbia,  Maryland 21045),  Attention:  BALTA 2006-R1, or any other address that the
Securities   Administrator   may  designate   from  time  to  time  by  notice  to  the  Trustee  and  the
Certificateholders.

                  Current Interest:  As set forth in the Policy.

                  Current Notional  Amount:  (a) With respect to the Class X-X-1  Certificates,  as of any date of  determination,  the  Current  Principal  Amount of the Class X-A-1 Certificates;
(b) with respect to each Class of Class I-X-1, Class I-X-2,
Class I-X-3,  Class I-X-4 and Class I-X-5  Certificates,  the Current  Principal Amount of the Class I-A-1
Certificates;  (c) with respect to each Class of Class II-X-1,  Class II-X-2,  Class II-X-3,  Class II-X-4
and Class II-X-5  Certificates,  the Current Principal Amount of the Class II-A-1  Certificates;  (d) with respect to each Class of Class  III-X-1,  Class III-X-2,  Class  III-X-3,  Class III-X-4 and Class III-X-5
Certificates,  the Current  Principal  Amount of the Class III-A-1  Certificates;  and (e) with respect to each Class of Class IV-X-1, Class IV-X-2,  Class IV-X-3,  Class IV-X-4 and Class IV-X-5 Certificates,  the
Current Principal Amount of the Class IV-A-1 Certificates.

                  Current  Principal  Amount:  With  respect to any  Certificate  (other than the Interest
Only  Certificates),  as of any date of determination,  the original  principal amount of such Certificate minus the aggregate of all  distributions  of principal  previously made on that  Certificate  pursuant to
Section 3.05. With respect to the Class I-A-1,  Class II-A-1,  Class III-A-1,  Class IV-A-1,  Class V-A-1,
Class VI-A-1,  Class VII-A-1,  Class VIII-A-1,  Class IX-A-1 and Class X-A-1 Certificates,  the sum of the
Current  Principal Amounts of the Class I-A-1,  Class II-A-1,  Class III-A-1,  Class IV-A-1,  Class V-A-1,
Class VI-A-1, Class VII-A-1, Class VIII-A-1, Class IX-A-1 and Class X-A-1 Certificates, respectively.

                  Cut-off Date:  September 1, 2006.

                  Deficiency Amount:  As set forth in the Policy.

                  Definitive Certificates:  The meaning specified in Section 4.01(b) hereof.

                  Depositor:  Structured Asset Mortgage  Investments II Inc., a Delaware  corporation,  or its successor in interest.

                  Depository:  DTC, the nominee of which is Cede & Co., or any successor thereto.

                  Depository Agreement:  The meaning specified in Subsection 4.01(a) hereof.

                  Depository  Participant:  A  broker,  dealer,  bank or other  financial  institution  or other  Person  for whom from time to time the  Depository  effects  book-entry  transfers  and  pledges of securities deposited with the Depository.

                  Distribution  Date:  The 25th day of each month,  or if such day is not a Business  Day, then the next Business Day, commencing in October 2006.

                  DTC:  The Depository Trust Company.

                  Eligible  Account:  Any of (i) a segregated  account  maintained with a federal or state chartered depository  institution (A) the short-term  obligations of which are rated A-1 or better by S&P,
F-1 by Fitch and P-1 by Moody’s  at the time of any  deposit  therein  or (B)  insured by the FDIC (to the limits  established by such  corporation),  the uninsured  deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel  (obtained by the Person  requesting  that the account be held  pursuant to this clause (i))  delivered to the Trustee prior to the  establishment  of such account, the  Certificateholders  will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted  Investments,  each of which shall mature not later than the Business Day  immediately  preceding the  Distribution  Date next following  the  date of  investment  in  such  collateral  or the  Distribution  Date  if  such  Permitted
Investment is an obligation of the  institution  that  maintains the  Certificate  Account)  securing such funds  that is  superior  to  claims  of any other  depositors  or  general  creditors  of the  depository institution  with  which  such  account  is  maintained,  (ii) a  segregated  trust  account  or  accounts maintained  with a federal or state  chartered  depository  institution or trust company with trust powers acting in its  fiduciary  capacity or (iii) a segregated  account or accounts of a depository  institution acceptable  to the Rating  Agencies (as  evidenced in writing by the Rating  Agencies that use of any such account as the Certificate  Account will not have an adverse effect on the  then-current  ratings assigned to the Classes of Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

                  Endorsement:  As set forth in the Policy.

                  ERISA: The Employee  Retirement  Income Security Act of 1974, as amended,  and the rules and regulations promulgated thereunder.

                  Exchange Act:  The Securities Exchange Act of 1934, as amended.

                  Exchangeable  Certificates:  Any of the  Group  I,  Group  II,  Group  III or  Group  IV
Certificates.

                  Exchanged  Certificates:  Related  offered  certificates  that  may be  exchanged  for a proportionate interest in the Exchangeable Certificates in the combinations set forth in Schedule B.

                  FDIC: Federal Deposit Insurance Corporation or any successor thereto.

                  Final  Distribution  Date: With respect to the Underlying  Certificates,  the Underlying
Certificate  Distribution  Date on which the final  distribution  thereon is to be made in accordance with the  related  Underlying  Agreement.  With  respect  to  the  Group  I  and  Group  II  Certificates,  the
Distribution  Date  occurring  in August 2036.  With  respect to the Group III and Group IV  Certificates, the  Distribution  Date  occurring in July 2036.  With respect to the Group V, Group VI, Group VII,  Group
VIII and Group IX  Certificates,  the  Distribution  Date  occurring in October 2037.  With respect to the
Group X Certificates, the Distribution Date occurring in August 2036.

                  Fitch:  Fitch, Inc.

                  Group I Certificates:  The Class I-A-1,  Class I-X-1,  Class I-X-2,  Class I-X-3,  Class
I-X-4 and Class I-X-5 Certificates, or any Exchanged Certificates exchanged therefor.

                  Group II  Certificates:  The Class  II-A-1,  Class II-X-1,  Class II-X-2,  Class II-X-3,
Class II-X-4 and Class II-X-5 Certificates, or any Exchanged Certificates exchanged therefor.

                  Group  III  Certificates:  The  Class  III-A-1,  Class  III-X-1,  Class  III-X-2,  Class
III-X-3, Class III-X-4 and Class III-X-5 Certificates, or any Exchanged Certificates exchanged therefor.

                  Group IV  Certificates:  The Class  IV-A-1,  Class IV-X-1,  Class IV-X-2,  Class IV-X-3,
Class IV-X-4 and Class IV-X-5 Certificates, or any Exchanged Certificates exchanged therefor.

                  Group V Certificates:  The Class V-A-1 Certificates.

                  Group VI Certificates:  The Class VI-A-1 Certificates.

                  Group VII Certificates:  The Class VII-A-1 Certificates.

                  Group VIII Certificates:  The Class VIII-A-1 Certificates.

                  Group IX Certificates:  The Class IX-A-1 Certificates.

                  Group X Certificates:  The Class X-A-1 Certificates and the Class X-X-1 Certificates.

                  Insured Amount:  As set forth in the Policy.

                  Insured Certificates:  Each of the Group V, Group VI, Group VII, Group VIII and Group
IX Certificates.

                  Insured Payments:  As set forth in the Policy.

                  Interest  Accrual Period:  For each  Distribution  Date, the one-month  period ending on the last day of the  month  preceding  the month in which  such  Distribution  Date  occurs.  The  initial
Interest  Accrual  Period  will  be  deemed  to have  commenced  on the  Cut-off  Date.  Interest  will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

                  Interest  Distribution  Amount:  With  respect  to each  Class of  Certificates  and any
Distribution  Date,  the amount of interest  accrued  during the related  Interest  Accrual  Period at the related  Pass-Through Rate on the Current  Principal Amount or Current Notional Amount, as applicable,  of such Class of Certificates immediately prior to such Distribution Date.

                  Interest Only  Certificates:  The Class X-X-1,  Class I-X-1,  Class I-X-2,  Class I-X-3,
Class I-X-4, Class I-X-5, Class II-X-1,  Class II-X-2,  Class II-X-3,  Class II-X-4,  Class II-X-5,  Class
III-X-1,  Class III-X-2,  Class III-X-3,  Class III-X-4,  Class III-X-5, Class IV-X-1, Class IV-X-2, Class
IV-X-3, Class IV-X-4 and Class IV-X-5 Certificates.

                  Investment  Company Act:  The  Investment  Company Act of 1940,  as amended from time to time, and the rules and regulations promulgated thereunder.

                  Majority  Certificateholders:  The Holders of  Certificates  evidencing in the aggregate greater  than 50% of the  aggregate  Current  Principal  Amount  or  Current  Notional  Amount  of all the
Certificates.

                  Moody’s: Moody’s Investors Service, Inc.

                  Notice:  As set forth in the Policy.

                  Notice of Final Distribution:  With respect to the Underlying  Certificates,  any notice provided  pursuant to the  related  Underlying  Agreement  to the effect  that final  distribution  on any
Underlying  Certificate  shall be made only upon  presentment and surrender  thereof.  With respect to the
Certificates,  the  notice  to  be  provided  pursuant  to  Section  7.01(b)  to  the  effect  that  final distribution on the Certificates shall be made only upon presentment and surrender thereof.

                  Officers’  Certificate:  A  certificate  signed  by  the  Chairman  of  the  Board,  the
President,  a  Senior  Vice  President,  a  Vice  President  or an  Assistant  Vice  President  and by the
Treasurer,  the  Secretary,  an  Assistant  Treasurer or an  Assistant  Secretary of the  Depositor or the
Trustee, as required by this Agreement.

                  Opinion  of  Counsel:  A  written  opinion  of  counsel,  who  may be  counsel  for  the
Depositor, which opinion is addressed to the Trustee and is reasonably acceptable to the Trustee.

                  Pass-Through  Rate:  With respect to any  Distribution  Date, the  Pass-Through  Rate on
each Class of  Certificates  are as follows:  (i) on or prior to the Distribution Date in April 2001 the Class  I-A-1  Certificates  will bear  interest at a
variable  pass-through  rate equal to the pass-through  rate on the Underlying Group I Certificates  minus
1.50% per annum, and after the Distribution Date in April 2011, the Class I-A-1 Certificates will bear interest at a variable pass-through rate equal to the Underlying Group I Certificates; (ii) on or prior to the Distribution
Date in April 2011,  the Class I-X-1  Certificates will bear interest at a fixed  pass-through rate equal to 0.05% per annum based on the Current Notional Amount of the Class I-X-1  Certificates, and after the Distribution
Date in April 2011, the Class I-X-1 Certificiates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (iii) on or prior to the Distribution Date in April 2011, the Class
I-X-2  Certificates will bear interest at a fixed  pass-through rate equal to 0.10% per annum based on the
Current  Notional  Amount of the Class I-X-2  Certificates, and after the Distribution Date in April 2011, the
Class I-X-2 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (iv)on or prior to the Distribution Date in April 2011, the Class I-X-3  Certificates  will bear interest at a fixed  pass-through  rate equal to 0.20% per annum based on the Current  Notional  Amount of the  Class  I-X-3  Certificates, and after the Distribution Date in April 2011, the Class I-X-3 Certificates
will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (v) on or prior to the Distribution Date in April 2011,  the  Class  I-X-4  Certificates  will  bear  interest  at  a  fixed pass-through  rate  equal to 0.40% per  annum  based on the  Current  Notional  Amount of the Class  I-X-4
Certificates, and after the Distribution Date in April 2011, the Class I-X-4 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (vi) on or prior to the Distribution Date in April 2011, the Class I-X-5  Certificates will bear interest at a fixed pass-through rate equal to
0.75% per annum based on the Current  Notional  Amount of the Class  I-X-5  Certificates, and after the Distribution
Date in April 2011, the Class I-X-5 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (vii) on or prior to the Distribution Date in April 2011,  the Class
II-A-1  Certificates will bear interest at a variable  pass-through rate equal to the pass-through rate on the Underlying  Group II Certificates  minus 1.50% per annum, and after the Distribution Date in April 2011, the Class II-A-1 Certificates will bear interest at a variable pass-through rate equal to the Underlying
Group II Certificates; (viii) on or prior to the Distribution Date in April 2011, the Class II-X-1  Certificates  will bear interest at a fixed  pass-through  rate equal to 0.05% per annum based on the Current Notional Amount of the Class  II-X-1  Certificates, and after the Distribution Date in April 2011, the Class II-X-1 Certificates
will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (ix) on or prior to the Distribution Date in April 2011, the Class  II-X-2  Certificates  will bear  interest  at a fixed pass-through  rate  equal to 0.10% per annum  based on the  Current  Notional  Amount of the Class  II-X-2
Certificates, and after the Distribution Date in April 2011, the Class II-X-2 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (x) on or prior to the Distribution Date in
April 2011, the Class II-X-3  Certificates will bear interest at a fixed pass-through rate equal to
0.20% per annum based on the Current  Notional  Amount of the Class  II-X-3  Certificates, and after the
Distribution Date in April 2011, the Class II-X-3 Certificates will not bear any interest and the Pass-Through
Rate will be equal to 0.00% per annum thereon; (xi) on or prior to the Distribution Date in April 2011, the Class
II-X-4  Certificates  will bear  interest at a fixed  pass-through  rate equal to 0.40% per annum based on the Current Notional Amount of the Class II-X-4  Certificates, and after the Distribution Date in April 2011, the
Class II-X-4, the Class II-X-4 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (xii) on or prior to the Distribution Date in April 2011,  the Class II-X-5  Certificates  will bear interest at a fixed  pass-through  rate equal to 0.75% per annum based on the Current Notional Amount of the Class II-X-5  Certificates, and after the Distribution Date in April 2011, the Class II-X-5 Certificates
will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (xiii) on or prior to the Distribution Date in May 2011, the Class III-A-1 Certificates will bear interest at a variable pass-through  rate equal to the pass-through  rate on the Underlying  Group III  Certificates  minus 1.50%
per annum, and after the Distribution Date in May 2011, the Class III-A-1 Certificates will bear interest at a variable pass-through rate equal to the Underlying Group III Certificates; (xiv) on or prior to the Distribution
Date in May 2011, the Class III-X-1  Certificates will bear interest at a fixed pass-through rate equal to
0.05% per annum based on the Current  Notional  Amount of the Class III-X-1  Certificates, and after the Distribution
Date in May 2011, the Class III-X-1 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (xv) on or prior to the Distribution Date in May 2011, the Class
III-X-2  Certificates  will bear interest at a fixed  pass-through  rate equal to 0.10% per annum based on the Current Notional Amount of the Class III-X-2  Certificates, and after the Distribution Date in May 2011, the Class III-X-2 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00%
per annum thereon; (xvi) on or prior to the Distribution Date in May 2011, the Class III-X-3 Certificates will bear interest at a fixed  pass-through  rate equal to 0.20% per annum based on the Current Notional Amount of the Class III-X-3  Certificates, and after the Distribution Date in May 2011, the Class III-X-4 Certificates
will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (xvii) on or prior to the Distribution Date in May 2011, the Class III-X-4  Certificates  will bear interest at a fixed pass-through  rate equal to 0.40% per annum  based on the  Current  Notional  Amount of the Class  III-X-4
Certificates, and after the Distribution Date in May 2011, the Class III-X-4 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum theron; (xviii) on or prior to the
Distribution Date in May 2011, the Class  III-X-5  Certificates  will bear interest at a fixed  pass-through  rate equal to 0.75% per annum based on the Current  Notional Amount of the Class III-X-5  Certificates, and after the Distribution Date in May 2011, the Class III-X-5 Certificates will not bear any interest and the Pass-Through
Rate will be equal to 0.00% per annum thereon; (xvix) on or prior to the Distribution Date in May 2011, the  Class  IV-A-1  Certificates  will  bear  interest  at a  variable  pass-through  rate  equal  to  the pass-through  rate on the Underlying  Group IV Certificates  minus 1.50% per annum, and after the Distribution
Date in May 2011, the Class IV-A-1 Certificates will bear interest at a variable pass-through rate equal to the Underlying Group IV Certificates; (xx) on or prior to the Distribution Date in May 2011, the Class IV-X-1
Certificates  will bear  interest  at a fixed  pass-through  rate  equal to 0.05%  per annum  based on the
Current Notional Amount of the Class IV-X-1  Certificates, and after the Distribution Date in May 2011, the
Class IV-X-1 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (xxi) on or prior to the Distribution Date in May 2011, the Class IV-X-2  Certificates will bear interest at a fixed  pass-through  rate equal to 0.10% per annum based on the Current  Notional  Amount of the Class  IV-X-2  Certificates, and after the Distribution Date in May 2011, the Class IV-X-2 Certificates
will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (xxii) on or prior to the Distribution Date in May 2011,  the Class  IV-X-3  Certificates  will bear  interest  at a fixed pass-through  rate  equal to 0.20% per annum  based on the  Current  Notional  Amount of the Class  IV-X-3
Certificates, and after the Distribution Date in May 2011, the Class IV-X-3 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon; (xxiii) on or prior to the Distribution
Date in May 2011, the Class  IV-X-4  Certificates  will bear  interest at a fixed  pass-through  rate equal to 0.40% per annum based on the Current  Notional  Amount of the Class IV-X-4  Certificates, and after the Distribution Date in May 2011, the Class IV-X-4 Certificates will not bear any interest and the Pass-Through
Rate will be equal to 0.00% per annum thereon; (xxiv) on or prior to the Distribution Date in May 2011, the Class IV-X-5  Certificates  will bear interest at a fixed  pass-through  rate equal to 0.75% per annum based  on  the  Current  Notional  Amount  of  the  Class  IV-X-5  Certificates, and after the Distribution
Date in May 2011, the Class IV-X-5 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon;  (xxv)  the  Class  V-A-1
Certificates  will bear interest at a variable  pass-through  rate equal to the  pass-through  rate on the
Underlying  Group V Certificates  minus 0.11% per annum;  (xxvi) the Class VI-A-1  Certificates  will bear interest  at a  variable  pass-through  rate equal to the  pass-through  rate on the  Underlying  Group VI
Certificates  minus  0.11% per annum;  (xxvii)  the Class  VII-A-1  Certificates  will bear  interest at a variable  pass-through rate equal to the pass-through rate on the Underlying Group VII Certificates  minus
0.11% per annum;  (xxviii) the Class VIII-A-1  Certificates will bear interest at a variable  pass-through rate equal to the  pass-through  rate on the  Underlying  Group VIII  Certificates  minus 0.11% per annum;
(xxix) the Class  IX-A-1  Certificates  will bear  interest at a variable  pass-through  rate equal to the pass-through  rate on the Underlying  Group IX Certificates  minus 0.11% per annum;  (xxx) on or prior to the
Distribution Date in May 2013, the Class X-A-1
Certificates  will bear interest at a variable  pass-through  rate equal to the  pass-through  rate on the
Underlying Group X Certificates  minus 0.80% per annum, and after the Dsitribution Date in May 2013, the Class
X-A-1 Certificates will bear interest at a variable pass-through rate equal to the Underlying Group X Certificates;
and (xxxi) on or prior to the Distribution Date in May 2013, the Class X-X-1  Certificates will bear interest at a fixed  pass-through  rate equal to 0.80% per annum based on the Current  Notional  Amount of the Class X-X-1 Certificates, and after the Distribution Date in May 2013, the Class X-X-1 Certificates will not bear any interest and the Pass-Through Rate will be equal to 0.00% per annum thereon.

                  Percentage  Interest:  With  respect to any class of  Certificates,  the  portion of the
Certificates  represented by such  Certificate,  expressed as a percentage,  the numerator of which is the initial  outstanding  Current  Principal  Amount of such class of  Certificates as of the Closing Date, as specified on the face thereof,  and the denominator of which is the Original  Current  Principal Amount of all Certificates in such class.

                  Permitted Investments: Any one or more of the following obligations or  securities:

                  (i)      direct  obligations of, or obligations fully guaranteed as to timely payment of principal  and interest by, the United  States or any agency or  instrumentality  thereof,  provided  such obligations are backed by the full faith and credit of the United States;

                  (ii)     (A)  demand  and  time  deposits  in,  certificates  of  deposit  of,  bankers’
acceptances  issued by or federal funds sold by any  depository  institution  or trust company  (including the Trustee or its agents acting in their respective  commercial  capacities)  incorporated under the laws of the United  States of America or any state  thereof  and  subject to  supervision  and  examination  by federal and/or state  authorities,  so long as, at the time of such  investment or contractual  commitment providing for such investment,  such depository  institution or trust company or its ultimate parent has a short-term  uninsured debt rating in one of the two highest  available  rating  categories of each S&P and
Fitch and the highest  available  rating category of Moody’s,  and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (iii)    repurchase  obligations  with respect to any  security  described in clause (i)
above and entered into with a depository  institution  or trust company  (acting as  principal),  provided that the commercial  paper and/or long term unsecured debt  obligations of such depository  institution or trust company are then rated one of the two highest long-term and the highest  short-term  ratings of each
Rating Agency for such securities;

                  (iv)     securities  bearing  interest  or sold at a  discount  that are  issued  by any corporation  incorporated under the laws of the United States of America,  the District of Columbia or any
State  thereof  and that are  rated by each  Rating  Agency in its  highest  long  term  unsecured  rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v)      commercial paper (including both non interest bearing discount  obligations and interest  bearing  obligations)  that is rated by each Rating Agency in its highest  short term  unsecured debt rating available at the time of such investment;

                  (vi)     units of money market funds (which may be 12b-1 funds,  as  contemplated by the
Commission under the Investment  Company Act of 1940) registered under the Investment  Company Act of 1940 including  funds managed or advised by the  Securities  Administrator  or an affiliate  thereof having the highest applicable rating from each Rating Agency rating such funds; and

                  (vii)    if previously confirmed in writing to the Securities  Administrator,  any other demand,  money  market or time  deposit,  or any  other  obligation,  security  or  investment,  as may be acceptable  to the Rating  Agencies  in writing as a  permitted  investment  of funds  backing  securities having ratings equivalent to its highest initial rating of the Certificates;

                  provided,  however,  that no instrument  described  hereunder  shall evidence either the right to receive (a) only  interest  with respect to the  obligations  underlying  such  instrument or (b)
both  principal  and interest  payments  derived  from  obligations  underlying  such  instrument  and the interest  and  principal  payments  with  respect to such  instrument  provide a yield to  maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  Person:  Any individual,  corporation,  partnership,  limited liability  company,  joint venture,  association,  joint-stock  company,  trust,  unincorporated  organization  or  government or any agency or political subdivision thereof.

                  Policy: The Certificate  Insurance Policy,  dated as of September 29, 2006,  endorsed by the  Certificate  Insurer to the Trustee on behalf of the Holders of the Insured  Certificates,  a copy of which is attached as Exhibit F.

                  Policy Account:  The account established and maintained pursuant to Section 3.12.

                  Preference Amount: As set forth in the Policy.

                  Premium Rate:  0.11% per annum.

                  Rating  Agency:  S&P,  Moody’s or their  respective  successors.  If such  agency or its successors  are no longer  in  existence,  “Rating  Agency”  shall be  deemed to refer to such  nationally recognized statistical rating agency, or other comparable Person,  designated by the Depositor,  notice of which  designation  shall be given to the Trustee and the Securities  Administrator,  and specific ratings of the Rating Agency shall be deemed to refer to the equivalent ratings of the party so designated.

                  Record Date: For the  Certificates  and the first  Distribution  Date, the Closing Date, and for any  Distribution  Date  thereafter,  the last  Business Day of the month  preceding  the month in which such Distribution Date occurs.

                  Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.
§§229.1100-229.1123,  as amended from time to time, and subject to such  clarification and  interpretation as have been provided by the Commission in the adopting release (Asset-Backed  Securities,  Securities Act
Release No. 33-8518,  70 Fed. Reg. 1,506,  1,531 (Jan. 7, 2005)) or by the staff of the Commission,  or as may be provided by the Commission or its staff from time to time.

                  Reimbursement Amount:  As set forth in the Policy.

                  Repurchase   Price:  In  connection  with  the  repurchase  of  any  of  the  Underlying
Certificates  pursuant to Section 2.03(c),  a price equal to the outstanding  principal balance thereof as of the date of repurchase plus accrued and unpaid interest thereon.

                  Responsible  Officer:   When  used  with  respect  to  the  Trustee  or  the  Securities
Administrator,  any officer of the Trustee or the Securities  Administrator,  as  applicable,  assigned to and working in its Corporate Trust Office or similar group with direct  responsibility  for  administering the Trusts  hereunder and also, with respect to a particular  matter,  any other officer of the Trustee or the Securities  Administrator,  as applicable,  to whom a particular  matter is referred by the Trustee or the Securities Administrator,  as applicable,  because of such officer’s knowledge of and familiarity with the particular subject.

                  S&P:  Standard  &  Poor’s,  a  division  of The  McGraw-Hill  Companies,  Inc.,  and its successors in interest.

                  Sale  Agreement:  The Sale  Agreement,  dated as of September  29, 2006,  between  Bear,
Stearns & Co., Inc. and the Depositor relating to the Underlying Certificates.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Securities  Administrator:  Wells  Fargo  Bank,  N.A.,  in its  capacity  as  securities administrator, or its successor in interest.

                  Servicing  Criteria:  The  “servicing  criteria” set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time, or those  Servicing  Criteria  otherwise  mutually agreed to by the  Sponsor,  the  Securities  Administrator,  the Trustee and the  Depositor  in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit C.

                  Sponsor:  EMC Mortgage Corporation, or its successor in interest.

                  Transaction  Documents:  This  Agreement,  the Sale Agreement,  the  Underwriting
Agreement and the Policy.

                  Trust:  The Bear Stearns ALT-A Trust 2006-R1, created pursuant to this Agreement.

                  Trustee:  JPMorgan  Chase Bank,  National  Association,  in its capacity as trustee,  or its successor in interest.

                  Trust Fund: The segregated  pool of assets subject  hereto,  constituting  the corpus of the trust created hereby and to be administered hereunder, consisting of:

                  (i)      the Underlying Certificates;

                  (ii)     all amounts  payable on the  Underlying  Certificates  following the Closing Date pursuant to the
                           Underlying Agreements;

                  (iii)    the  Certificate  Account  and such  funds or assets as are from  time to time  deposited  in the
                           Certificate Account;

                  (iv)     the Depositor’s rights under the Sale Agreement;

                  (v)      the  Policy  with  respect  to the  Class V,  Class  VI,  Class  VII,  Class  VIII  and  Class IX
                           Certificates; and

                  (vi)     the income, payments and proceeds of each of the foregoing.

                  Underlying  Agreements:  The  Underlying  2006-4  Agreement  and the  Underlying  2006-5
Agreement, as applicable.

                  Underlying  Certificates:  Collectively,  the  Underlying  2006-4  Certificates  and the
Underlying  2006-5  Certificates.  With respect to the (i) Group I  Certificates,  the Underlying  Group I
Certificates,  (ii)  Group  II  Certificates,  the  Underlying  Group II  Certificates,  (iii)  Group  III
Certificates,  the Underlying Group III Certificates,  (iv) Group IV Certificates, the Underlying Group IV
Certificates, (v) Group V Certificates,  the Underlying Group V Certificates,  (vi) Group VI Certificates,
the  Underlying  Group  VI  Certificates,   (vii)  Group  VII  Certificates,   the  Underlying  Group  VII
Certificates,  (viii) Group VIII  Certificates,  the  Underlying  Group VIII  Certificates,  (ix) Group IX
Certificates,  the Underlying  Group IX Certificates or (x) Group X Certificates,  the Underlying  Group X
Certificates.

                  Underlying   Certificate   Class   Percentage:   The  percentage  which  the  Underlying
Certificate  constitutes of its entire class as set forth in Schedule A attached  hereto under the caption
“Class % in Trust.”

                  Underlying  Certificate  Distribution  Date: The 25th day of each month,  or if such day is not a Business Day, then the next Business Day.

                  Underlying  Certificateholder:  The  Trustee  or  its  Depository  Participant  for  the
benefit of the Certificateholders.

                  Underlying  Distribution  Date Statement:  The monthly investor reports provided or made available  pursuant to the  Underlying  Agreement  in respect of the related  Underlying  Certificates  in connection with each Underlying Certificate Distribution Date.

                  Underlying  Group  I  Certificates:   The  Class  II-3A-3  Certificates  issued  by  the
Underlying 2006-4 Trust.

                  Underlying  Group  II  Certificates:  The  Class  II-3A-4  Certificates  issued  by  the
Underlying 2006-4 Trust.

                  Underlying  Group  III  Certificates:  The  Class  III-3A-2  Certificates  issued by the
Underlying 2006-4 Trust.

                  Underlying  Group  IV  Certificates:  The  Class  III-3A-3  Certificates  issued  by the
Underlying 2006-4 Trust.

                  Underlying  Group  V  Certificates:   The  Class  II-2A-2  Certificates  issued  by  the
Underlying 2006-4 Trust.

                  Underlying  Group  VI  Certificates:  The  Class  II-3A-5  Certificates  issued  by  the
Underlying 2006-4 Trust.

                  Underlying  Group  VII  Certificates:  The  Class  III-1A-2  Certificates  issued by the
Underlying 2006-4 Trust.

                  Underlying  Group  VIII  Certificates:  The Class  III-2A-2  Certificates  issued by the
Underlying 2006-4 Trust.

                  Underlying  Group  IX  Certificates:  The  Class  III-3A-4  Certificates  issued  by the
Underlying 2006-4 Trust.

                  Underlying  Group  X  Certificates:   The  Class  II-B-1   Certificates  issued  by  the
Underlying 2006-5 Trust.

                  Underlying   Series:   The  series  of   securities   which   includes  the   Underlying
Certificates.

                  Underlying  Trusts:  The  Underlying  2006-4 Trust and the Underlying  2006-5 Trust,  as
applicable.

                  Underlying  2006-4  Agreement:  The Pooling and Servicing  Agreement dated as of June 1,
2006, among the Depositor,  Citibank, N.A., as trustee, Wells Fargo Bank, National Association,  as master servicer and as  securities  administrator  and EMC Mortgage  Corporation,  as sponsor and as company,  as such agreement may be amended, modified or amended and restated from time to time.

                  Underlying 2006-4  Certificates:  Collectively,  the Bear Stearns ALT-A Trust,  Mortgage
Pass-Through  Certificates,  Series 2006-4, Class II-2A-2,  Class II-3A-3,  Class II-3A-4,  Class II-3A-5,
Class III-1A-2, Class III-2A-2,  Class III-3A-2,  Class III-3A-3 and Class III-3A-4 Certificates,  as more particularly described in Schedule A hereto.

                  Underlying   2006-4  Trust:  The  Bear  Stearns  ALT-A  Trust,   Mortgage   Pass-Through
Certificates, Series 2006-4.

                  Underlying  2006-5  Agreement:  The Pooling and Servicing  Agreement dated as of July 1,
2006, among the Depositor,  Citibank, N.A., as trustee, Wells Fargo Bank, National Association,  as master servicer and as  securities  administrator  and EMC Mortgage  Corporation,  as sponsor and as company,  as such agreement may be amended, modified or amended and restated from time to time.

                  Underlying  2006-5  Certificates:  The Bear Stearns ALT-A Trust,  Mortgage  Pass-Through
Certificates,  Series 2006-5,  Class II-B-1  Certificates,  as more  particularly  described in Schedule A hereto.

                  Underlying   2006-5  Trust:  The  Bear  Stearns  ALT-A  Trust,   Mortgage   Pass-Through
Certificates, Series 2006-5.

                  Underwriting Agreement:  The Underwriting  Agreement,  dated as of May 12, 2006, between the Depositor and Bear, Stearns.

                                              ARTICLE II

               CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.      Conveyance of the Underlying Certificates.

(a)      The Depositor,  concurrently with the execution and delivery hereof, does hereby sell,  transfer, assign,  set-over  and  otherwise  convey  to the  Trustee,  in  trust,  for the use  and  benefit  of the
Certificateholders  and the Certificate  Insurer,  without recourse,  all the right, title and interest of the Depositor in and to (i) the Underlying  Certificates,  including all amounts payable on the Underlying
Certificates  in accordance  with the terms thereof on or after the Closing Date,  (ii) the Sale Agreement and (iii) all its right,  title and  interest,  if any, in all other assets  constituting  the Trust Fund.
The Group V, Group VI, Group VII, Group VIII and Group IX  Certificates  will also have the benefit of the
Policy.

(b)      In  connection  with such  transfer and  assignment,  and  concurrently  with its  execution  and delivery of this Agreement,  the Depositor shall have caused the Underlying  Certificates to be registered in  the  name  of  the  Securities  Administrator  on  behalf  of  the  Trustee  for  the  benefit  of the
Certificateholders.

(c)      It is intended that the conveyances by the Depositor to the Securities  Administrator,  on behalf of the  Trustee,  of the  Underlying  Certificates  as provided for in this Section 2.01 be construed as a sale by the  Depositor  to the  Securities  Administrator,  on behalf of the  Trustee,  of the  Underlying
Certificates.  Further,  it is not  intended  that  any  such  conveyance  be  deemed  to be a grant  of a security  interest in the Underlying  Certificates  by the Depositor to the Securities  Administrator,  on
behalf of the  Trustee,  to secure a debt or other  obligation  of the  Depositor.  However,  in the event that the  Underlying  Certificates  are held to be  property of the  Depositor,  or if for any reason this
Agreement is held or deemed to create a security  interest in the Underlying  Certificates,  then (a) this
Agreement shall  constitute a security  agreement  within the meaning of Article 9 of the New York Uniform
Commercial  Code;  (b) the  conveyance  provided  for in Section 2.01 shall be deemed to be a grant by the
Depositor to the Securities  Administrator,  on behalf of the Trustee, of, and the Depositor hereby grants to the Securities  Administrator,  on behalf of the Trustee, as security for its obligations  hereunder, a security  interest in all of the  Depositor’s  right,  title and interest,  whether now owned or hereafter acquired, in and to (1) the Underlying  Certificates,  all amounts payable on the Underlying  Certificates in accordance  with the terms thereof on or after the Closing Date,  (3) the Sale  Agreement,  (4) all its
right, title and interest,  if any, in all other assets  constituting the Trust Fund, and (5) all proceeds of the  foregoing.  It is also intended that the Trust be classified  for federal income tax purposes as a grantor  trust  under  Subpart  E,  part  I of  subchapter  J of  chapter  1 of the  Code,  of  which  the
Certificateholders  are owners,  rather than a partnership,  an association  taxable as a corporation or a taxable  mortgage  pool.  The  powers  granted  and  obligations  undertaken  in this  Agreement  shall be construed so as to further such intent.

                  The  Depositor  and the  Securities  Administrator,  on  behalf of the  Trustee,  at the
Depositor’s or the Majority  Certificateholders’  direction,  shall,  to the extent  consistent  with this
Agreement,  take such actions as may be necessary to ensure that, if this  Agreement were deemed to create a security interest in the Underlying  Certificates and the other property  described above, such security interest  would be a  perfected  security  interest of first  priority  under  applicable  law and will be maintained as such throughout the term of this Agreement.

Section 2.02......Acceptance of Trust Fund by the  Securities  Administrator,  on behalf of the Trustee;
Initial Issuance of Certificates.

                  The  Securities  Administrator,  on behalf of the Trustee,  acknowledges  receipt of the
Underlying  Agreements  and the receipt by it and the transfer,  delivery and assignment to the Securities
Administrator,  on behalf of the  Trustee,  of the  Underlying  Certificates,  in good  faith and  without notice of any adverse claim,  and the assignment to the Securities  Administrator on behalf of the Trustee of all other  assets  included in the Trust Fund and declares  that it holds and will hold the  Underlying
Certificates  and all other assets  included in the Trust Fund in trust for the  exclusive use and benefit
of  all  present  and  future   Certificateholders  in  accordance  with  the  terms  of  this  Agreement.
Concurrently  with such  transfer,  delivery  and  assignment  and in exchange  therefor,  pursuant to the written  request of the Depositor  executed by an officer of the Depositor,  the Securities  Administrator has executed and caused to be  authenticated  and  delivered  to or upon the order of the  Depositor,  the
Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust.

                  Until the Trust is  terminated  in  accordance  with  Section  7.01,  except as provided herein,  the  Securities  Administrator  on behalf of the Trustee  shall not assign,  sell,  dispose of or transfer any interest in the Underlying  Certificates  or any other asset  constituting  the Trust Fund or permit the Underlying  Certificates or any other asset  constituting the Trust Fund to be subjected to any lien,  claim or encumbrance  arising by,  through or under the Trustee or any person  claiming by, through or under the Trustee.

Section 2.03.      Representations and Warranties of the Depositor and the Trustee.

(a)      The Depositor hereby  represents and warrants to the Trustee,  the Certificate  Insurer,  and the
Securities Administrator and for the benefit of the Certificateholders, as of the Closing Date, that:

(i)      The Depositor is a corporation  duly organized,  validly  existing and in good standing under the laws of the State of Delaware,  and the  Depositor  is  possessed  of all  licenses  necessary to carry on its business.

(ii)     The  execution  and  delivery  of  this  Agreement  by the  Depositor,  and the  performance  and compliance  with the terms of this Agreement by the Depositor,  will not violate the  Depositor’s certificate of  incorporation  or bylaws or constitute a default (or an event which,  with notice or lapse of time, or both,  would  constitute a default)  under,  or result in the breach of, any material  agreement or other  instrument  to which it is a party or which is  applicable to it or any of its assets.

(iii)    The  Depositor  has the full  right,  power  and  authority  to enter  into  and  consummate  all
         transactions  contemplated  by  this  Agreement,   including  but  not  limited  to  selling  the
         Underlying  Certificates  to the  Trustee,  has  duly  authorized  the  execution,  delivery  and performance of this Agreement, and has duly executed and delivered this Agreement.

(iv)     This Agreement,  assuming due authorization,  execution and delivery by the Trustee,  constitutes a valid,  legal and binding  obligation of the  Depositor,  enforceable  against the Depositor in
         accordance   with  the  terms  hereof,   subject  to  (A)  applicable   bankruptcy,   insolvency,
         reorganization,  moratorium  and other  laws  affecting  the  enforcement  of  creditors’  rights generally,  and (B) general  principles  of equity,  regardless  of whether such  enforcement  is considered in a proceeding in equity or at law.

(v)      The Depositor is not in violation  of, and its  execution and delivery of this  Agreement and its performance  and compliance  with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter,  or any order,  regulation or demand of any federal,  state or local  governmental  or  regulatory  authority,  which  violation is likely to affect  materially and adversely  either the ability of the Depositor to perform its  obligations under this Agreement or the financial condition of the Depositor.

(vi)     No litigation is pending or, to the best of the Depositor’s  knowledge,  threatened,  against the
         Depositor  which,  if determined  adversely to the  Depositor,  would prohibit the Depositor from entering into this Agreement or is likely to materially  and adversely  affect either the ability of the Depositor to perform its  obligations  under this Agreement or the financial  condition of the Depositor.

(vii)    The  Depositor  was,  immediately  prior to the transfer of the  Underlying  Certificates  to the
         Securities  Administrator  on behalf of the Trust,  the sole owner  thereof free and clear of any lien, pledge, charge or encumbrance of any kind.

(viii)   The Depositor  acquired the Underlying  Certificates  in good faith without notice of any adverse claim, lien, charge,  encumbrance or security interest  (including  without  limitation,  federal tax liens or liens arising under ERISA).

(ix)     The Depositor has not assigned any interest in the Underlying  Certificates or any  distributions thereon, except as contemplated herein.

(x)      The Securities  Administrator,  on behalf of the Trustee, will be entitled to distributions under the  Underlying  Agreements  equal to all  distributions  of interest and  principal  made on the
         Underlying Certificates.

(xi)     The  information  relating  to the  Underlying  Certificates  set forth in Schedule A is true and correct in all material respects.

(xii)    The transfer of the Underlying  Certificates by the Depositor to the Securities  Administrator on
         behalf of the Trust pursuant to this  Agreement is an absolute sale. The Underlying  Certificates have been  reregistered  in the name of the  Securities  Administrator  on behalf of the  Trustee through the facilities of the Depositary.

(xiii)   The  Underlying  Certificates  are  “regular  interests”  in a real  estate  mortgage  investment conduit within the meaning of Section 860G(a)(1) of the Code.

(xiv)    The Depositor has no actual knowledge after reasonable  inquiry that the Underlying  Certificates
         (1) were not validly issued by the related  Underlying  Trust, (2) are not  outstanding,  (3) are not the legal,  valid,  binding and enforceable  obligation of the related  Underlying Trust, and
         (4) are not  entitled  to the  benefits  of the  Underlying  Agreements  pursuant  to which  such
         Underlying  Certificates  were  issued  (except  as limited by  bankruptcy,  insolvency  or other similar laws  affecting  the  enforcement  of creditors’  rights  generally or to the extent that such  enforceability  may be subject to the exercise of judicial  discretion in  accordance  with general equitable principles).

(b)      The Trustee  hereby  represents and warrants to the Depositor,  the  Certificate  Insurer and for
the benefit of the Certificateholders, as of the Closing Date, that:

(i)      The Trustee is a national  banking  association,  duly  organized and validly  existing under the laws of the United States of America.

(ii)     The execution and delivery of this Agreement by the Trustee,  and the  performance and compliance with the terms of this  Agreement  by the  Trustee,  will not  violate the  Trustee’s  charter or bylaws or constitute a default (or an event which,  with notice or lapse of time, or both,  would constitute  a  default)  under,  or result in the  breach of,  any  material  agreement  or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)    The  Trustee  has the full power and  authority  to enter into and  consummate  all  transactions contemplated  by this Agreement,  has duly authorized the execution,  delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(iv)     This  Agreement,  assuming due  authorization,  execution  and delivery by the  Depositor and the
         Securities  Administrator,  constitutes  a valid,  legal and binding  obligation  of the Trustee, enforceable  against the Trustee in accordance  with the terms hereof,  subject to (A) applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors’ rights  generally,  and (B) general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v)      The Trustee is not in violation  of, and its  execution  and delivery of this  Agreement  and its performance  and compliance  with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter,  or any order,  regulation or demand of any federal,  state or local  governmental  or  regulatory  authority,  which  violation is likely to affect  materially  and  adversely  either the ability of the Trustee to perform its  obligations under this Agreement or the financial condition of the Trustee.

(vi)     No  litigation  is pending or, to the best of the Trustee’s  knowledge,  threatened,  against the
         Trustee  which would  prohibit  the Trustee  from  entering  into this  Agreement or is likely to materially  and  adversely  affect  either the ability of the Trustee to perform its  obligations under this Agreement or the financial condition of the Trustee.

(vii)    The  Underlying   Certificates  will  be  held  by  the  Securities   Administrator  through  the
         Depository,  the  information  relating to the  Underlying  Certificates  set forth on Schedule A hereto conforms to information  set forth in the Prospectus  dated March 28, 2006, the Prospectus
         Supplement  dated  June 29,  2006  and the  Prospectus  Supplement  dated  July 28,  2006 for the
         Underlying  Certificates (as applicable);  it has acquired the Underlying  Certificates  from the
         Depositor  in  good  faith,  for  value,  and,  to the  best  of the  Securities  Administrator’s knowledge,  without notice or actual knowledge of any adverse claim,  lien,  charge,  encumbrance or security interest  (including,  without  limitation,  federal tax liens or liens arising under
         ERISA);  it has not and will not, in any capacity except as Securities  Administrator,  on behalf of the  Certificateholders,  assert any claim or interest in the Underlying Certificates and will hold such  Underlying  Certificates  and the proceeds  thereof in trust  pursuant to the terms of this  Agreement;  and it has not  encumbered or transferred  its right,  title or interest in the
         Underlying Certificates.

(c)      It is understood and agreed that the foregoing  representations  and warranties shall survive the execution  and delivery of this  Agreement.  Upon  discovery by any party hereto of a breach of any of the foregoing  representations  and warranties  which  materially  and adversely  affects the interests of the
Certificateholders,  the Certificate  Insurer or any party hereto,  the party discovering such breach will give  prompt  written  notice  thereof  to the  other  parties  hereto,  the  Certificateholders  and  the
Certificate  Insurer.  Within  thirty  (30) days of the  earlier of either  discovery  by or notice to the
Depositor of any breach of a  representation  or warranty of the Depositor  that  materially and adversely affects the  interests of the  Certificateholders,  the Depositor  shall use its best efforts  promptly to cure such breach in all material  respects and, if such breach cannot be cured,  the Depositor  shall,  at
the  election  of  the  Majority  Certificateholders,   repurchase  the  Underlying  Certificates  at  the
Repurchase  Price.  If  the  Depositor  is to  repurchase  the  Underlying  Certificates,  the  Securities
Administrator  shall promptly  determine the Repurchase  Price in accordance with the definition  thereof.
Repurchase of the Underlying  Certificates  pursuant to the foregoing  provisions of this Section  2.03(c)
shall be  accomplished  by deposit by the Depositor in the  Certificate  Account on the Business Day prior to the next succeeding  Distribution  Date of the amount of the Repurchase  Price. No such purchase by the
Depositor under this Section 2.03(c) will be permitted  without the consent of the Certificate  Insurer if such  repurchase  would  cause a draw on the Policy to be made or if any  amounts  due to the  Certificate
Insurer would remain unreimbursed on the final Distribution Date.

Section 2.04......Grantor  Trust.  The trust  created  hereby is  intended  to qualify  as an  “investment trust”  within the meaning of Treasury  Regulation  §301.7701-4(c),  and it is neither the purpose nor the intent  of the  parties  hereto  to  create  a  partnership,  joint  venture,  taxable  mortgage  pool  or association  taxable  as a  corporation  between  or among  the  Certificateholders,  the  Trustee  or the
Depositor.  In  furtherance  of the  foregoing,  the purpose of the Trust shall be to protect and conserve the assets of the Trust,  and the Trust  shall not at any time  engage in or carry on any kind of business or any kind of commercial or investment activity.  Subject to the foregoing, the Trust shall:

(i)      issue the  Certificates  to, or at the written  direction  of, the  Depositor in exchange for the
         Underlying Certificates;

(ii)     perform the activities of the Trust that are expressly set forth in this Agreement;

(iii)    engage in those  activities that are reasonably  necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(iv)     subject to compliance  with this  Agreement,  engage in such other  activities as may be required in connection  with  conservation of the assets of the Trust and the making of  distributions  to the Certificateholders.

                  The Trust is hereby  authorized to engage in the foregoing  activities.  The Trust shall not engage in any activity  other than the  foregoing or other than as required or authorized by the terms
of  this  Agreement   while  any   Certificate   is  outstanding   without  the  consent  of  all  of  the
Certificateholders;  provided,  however,  that in no event shall the Trustee or any other  Person have any power  to  vary  the  investment  of the  Certificateholders  in the  Certificates  or to  substitute  new investments  or reinvest so as to enable the Trust to
take  advantage of variations in the market to improve the  investment  of the  Certificateholders  in the
Certificates.

                                              ARTICLE III

                              ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                                PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01.     Administration of the Trust Fund and the Underlying Certificates.

                  If  at  any  time  the  Securities   Administrator,   as  a  holder  of  the  Underlying
Certificates, is requested in such capacity, whether by a Certificateholder,  a holder of a certificate of the  Underlying  Series or a party to the related  Underlying  Agreement or any other Person,  to take any action or to give any consent,  approval or waiver,  including,  without limitation, in connection with an amendment of the related Underlying Agreement,  the Securities  Administrator shall promptly notify all of the Holders of the related  Certificates,  the  Certificate  Insurer and the Depositor of such request and of its planned  course of action with  respect  thereto and the  Securities  Administrator  shall,  in its capacity as a holder of such  Underlying  Certificates,  take such action in connection  with the exercise and/or  enforcement  of any rights and/or  remedies  available to it in such capacity with respect to such request, as the majority of Certificateholders of the related Certificate Group shall direct in writing.

Section 3.02.    Collection of Monies.

(a)      In  connection  with its  receipt  of any  distribution  on the  Underlying  Certificates  on any
Underlying  Certificates  Distribution  Date,  the  Securities  Administrator  shall  review  the  related
Underlying  Distribution  Date Statement and shall confirm that the aggregate amount of such  distribution received by it with  respect to each related  class of  Underlying  Certificates  is  consistent  with the
Underlying  Distribution  Date Statement (it being understood that the Securities  Administrator  shall be entitled to rely on the accuracy and correctness of the Underlying Distribution Date Statement).

(b)      If the Securities  Administrator  receives a Notice of Final Distribution in respect of any class of Underlying  Certificates,  the Securities  Administrator  shall present and surrender  such  Underlying
Certificate which is in certificated form for final payment thereon,  if required,  in accordance with the terms and conditions of the related  Underlying  Agreement and such notice.  The Securities  Administrator shall promptly deposit in the Certificate  Account the final  distribution  received upon presentation and surrender of such Underlying  Certificate  for  distribution in accordance with Section 3.05 hereof on the next succeeding Distribution Date for the related Certificates.

Section 3.03.     Establishment of Certificate Account; Deposits Therein.

(a)      The  Securities  Administrator,  for the benefit of the  Certificateholders  and the  Certificate
Insurer,  shall  establish and maintain one or more interest  bearing trust  accounts  (collectively,  the
“Certificate Account”),  each of which shall be an Eligible Account,  entitled “Wells Fargo Bank, N.A., as securities  administrator  for the  registered  holders of Bear  Stearns  ALT-A  Trust  2006-R1,  Mortgage
Pass-Through  Certificates,  Series  2006-R1,”  held in  trust  by the  Securities  Administrator  for the benefit of the  Certificateholders  and the Certificate Insurer. The Securities  Administrator shall cause to be  deposited  directly  into the  Certificate  Account all  distributions  received by the  Securities
Administrator  on the  Underlying  Certificates  and the Policy,  from  whatever  source,  and all amounts received by it representing  payment of a Repurchase Price pursuant to Section 2.03(c),  subsequent to the
Closing  Date.  The  Certificate  Account  is  initially  located  at the  Securities  Administrator.  The
Securities  Administrator shall give notice to the Depositor,  the Trustee, the Certificate Insurer and to
Certificateholders  of any new  location  of the  Certificate  Account  prior to any change  thereof.  The
Securities  Administrator  shall  have the right to create  sub-accounts  of the  Certificate  Account  to facilitate the administration of funds.

(b)      In the event  that  payments  in respect  of the  Underlying  Certificates  are  received  by the
Securities  Administrator prior to the related Distribution Date, the Securities  Administrator may invest such funds deposited in the Certificate  Account in one or more Permitted  Investments held in the name of the Securities  Administrator and shall receive as compensation,  any interest or investment income earned on  such  Permitted  Investments,  which  may  be  withdrawn  by  the  Securities  Administrator  on  each
Distribution  Date and shall not  constitute  Available  Funds.  Notwithstanding  the  foregoing,  no such
Permitted  Investment may mature later than such related  Distribution  Date and no such investment  shall be sold prior to its maturity date. The amount of any losses  incurred in respect of any such  investments shall be  deposited  in the  Certificate  Account  by the  Securities  Administrator  out of its own funds immediately as realized.

(c)      The  Depositor  shall cause all  distributions  received on the  Underlying  Certificates  by the
Depositor or any of its Affiliates  after the Closing Date to be provided to the Securities  Administrator for deposit into the Certificate Account.

Section 3.04.     Permitted Withdrawals From the Certificate Account.

                  The Securities  Administrator  may from time to time withdraw funds from the Certificate
Account for the following purposes:

(i)      to make distributions in the amounts and in the manner provided for in Section 3.05;

(ii)     to pay to the Person entitled thereto any amount deposited in the Certificate Account in error;

(iii)    to clear and terminate the Certificate Account upon the termination of this Agreement;

(iv)     to pay itself, as additional  compensation,  the net reinvestment  income permitted to be paid to it as provided in Section 3.03(b); and

(v)      to pay the Certificate Insurer its Aggregate Premium Amount.

On each  Distribution  Date, the Securities  Administrator  shall withdraw all funds from the  Certificate
Account and shall use such funds  withdrawn from the Certificate  Account only for the purposes  described in this Section 3.04 and in Section 3.05.  Notwithstanding  the  priorities  set forth in Section  3.05(a)
with respect to the Insured  Certificates,  on each Distribution  Date, the Securities  Administrator will
distribute  the  Aggregate   Premium  Amounts   payable  to  the  Certificate   Insurer  out  of  interest
distributions  received on the related Underlying  Certificates on such Distribution Date, prior to making any distributions of interest to the Certificates.

Section 3.05.     Distributions.

(a)      On each Distribution  Date, the Securities  Administrator  shall apply amounts in the Certificate
Account  representing  Available Funds for the related Certificate Group in the following manner and order of priority:

         I.  With respect to the Group I Certificates:

                  (i) to the Class I-A-1,  Class I-X-1,  Class I-X-2,  Class I-X-3,  Class I-X-4 and Class
I-X-5  Certificates,  on a pro rata basis,  from amounts in respect of interest received on the Underlying
Group I Certificates,  if any, the Interest  Distribution Amount for each such Class for such Distribution
Date; and

                  (ii) to the Class I-A-1  Certificates,  from amounts in respect of principal received on the Underlying Group I Certificates,  if any, as distributions of principal,  until the Current  Principal
Amount of the Class I-A-1 Certificates has been reduced to zero.

         II.  With respect to the Group II Certificates:

                  (i) to the Class II-A-1,  Class II-X-1,  Class  II-X-2,  Class II-X-3,  Class II-X-4 and
Class  II-X-5  Certificates,  on a pro rata basis,  from  amounts in respect of  interest  received on the
Underlying Group II Certificates,  if any, the Interest  Distribution  Amount for each such class for such
Distribution Date; and

                  (ii) to the Class II-A-1  Certificates,  from  amounts in respect of principal  received on the  Underlying  Group II  Certificates,  if any,  as  distributions  of  principal,  until the Current
Principal Amount of the Class I-A-1 Certificates has been reduced to zero.

         III.  With respect to the Group III Certificates:

                  (i) to the Class III-A-1,  Class III-X-1,  Class III-X-2,  Class III-X-3,  Class III-X-4
and Class III-X-5  Certificates,  on a pro rata basis, from amounts in respect of interest received on the
Underlying Group III Certificates,  if any, the Interest  Distribution Amount for each such Class for such
Distribution Date; and

                  (ii) to the Class III-A-1  Certificates,  from amounts in respect of principal  received on the  Underlying  Group III  Certificates,  if any, as  distributions  of  principal,  until the Current
Principal Amount of the Class III-A-1 Certificates has been reduced to zero.

         IV.  With respect to the Group IV Certificates:

                  (i) to the Class IV-A-1,  Class IV-X-1,  Class  IV-X-2,  Class IV-X-3,  Class IV-X-4 and
Class  IV-X-5  Certificates,  on a pro rata basis,  from  amounts in respect of  interest  received on the
Underlying Group IV Certificates,  if any, the Interest  Distribution  Amount for each such Class for such
Distribution Date; and

                  (ii) to the Class IV-A-1  Certificates,  from  amounts in respect of principal  received on the  Underlying  Group IV  Certificates,  if any,  as  distributions  of  principal,  until the Current
Principal Amount of the Class IV-A-1 Certificates has been reduced to zero.

         V.  With respect to the Group V Certificates:

                   (i)  from  amounts  in  respect  of  interest   received  on  the  Underlying   Group  V
Certificates,  first, to the Class V-A-1 Certificates,  if any, the Interest  Distribution Amount for each such Class for such  Distribution  Date, and second,  to the Certificate  Insurer,  any accrued and unpaid
Reimbursement  Amounts payable to the  Certificate  Insurer for that  distribution  date in respect of any
Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition; and

                  (ii)  from  amounts  in  respect  of  principal  received  on  the  Underlying  Group  V
Certificates,  first, to the Class V-A-1  Certificates,  if any, as distributions of principal,  until the
Current  Principal  Amount of the Class V-A-1  Certificates  has been reduced to zero, and second,  to the
Certificate Insurer,  any accrued and unpaid Reimbursement  Amounts payable to the Certificate Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition.
         VI.  With respect to the Group VI Certificates:

                  (i)  from  amounts  in  respect  of  interest   received  on  the  Underlying  Group  VI
Certificates,  first, to the Class VI-A-1 Certificates,  if any, the Interest Distribution Amount for each such Class for such  Distribution  Date, and second,  to the Certificate  Insurer,  any accrued and unpaid
Reimbursement  Amounts payable to the  Certificate  Insurer for that  distribution  date in respect of any
Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition; and

                  (ii)  from  amounts  in  respect  of  principal  received  on the  Underlying  Group  VI
Certificates,  first, to the Class VI-A-1 Certificates,  if any, as distributions of principal,  until the
Current  Principal Amount of the Class VI-A-1  Certificates  has been reduced to zero, and second,  to the
Certificate Insurer,  any accrued and unpaid Reimbursement  Amounts payable to the Certificate Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition.

         VII.  With respect to the Group VII Certificates:

                  (i)  from  amounts  in  respect  of  interest  received  on  the  Underlying  Group  VII
Certificates,  first,  to the Class VII-A-1  Certificates,  if any, the Interest  Distribution  Amount for
each such Class for such  Distribution  Date,  and second,  to the  Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts payable to the Certificate Insurer for that distribution date in respect of any Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition; and

                  (ii)  from  amounts  in  respect  of  principal  received  on the  Underlying  Group VII
Certificates,  first, to the Class VII-A-1 Certificates,  if any, as distributions of principal, until the
Current  Principal Amount of the Class VI-A-1  Certificates  has been reduced to zero, and second,  to the
Certificate Insurer,  any accrued and unpaid Reimbursement  Amounts payable to the Certificate Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition.

         VIII.  With respect to the Group VIII Certificates:

                  (i)  from  amounts  in  respect  of  interest  received  on the  Underlying  Group  VIII
Certificates,  first, to the Class VIII-A-1  Certificates,  if any, the Interest  Distribution  Amount for
each such Class for such  Distribution  Date,  and second,  to the  Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts payable to the Certificate Insurer for that distribution date in respect of any Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition; and

                  (ii) from  amounts  in  respect  of  principal  received  on the  Underlying  Group VIII
Certificates,  first, to the Class VIII-A-1  Certificates,  if any, as distributions  of principal,  until the Current  Principal Amount of the Class VIII-A-1  Certificates has been reduced to zero, and second, to the Certificate Insurer,  any accrued and unpaid Reimbursement  Amounts payable to the Certificate Insurer for that  distribution  date in respect of any Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition.

         IX.  With respect to the Group IX Certificates:

                   (i)  from  amounts  in  respect  of  interest   received  on  the  Underlying  Group  IX
Certificates,  first, to the Class IX-A-1 Certificates,  if any, the Interest Distribution Amount for each such Class for such  Distribution  Date, and second,  to the Certificate  Insurer,  any accrued and unpaid
Reimbursement  Amounts payable to the  Certificate  Insurer for that  distribution  date in respect of any
Deficiency Amount described in clauses (a)(1) or (b)(x) of such definition; and

                  (ii)  from  amounts  in  respect  of  principal  received  on the  Underlying  Group  IX
Certificates,  first, to the Class IX-A-1 Certificates,  if any, as distributions of principal,  until the
Current  Principal Amount of the Class IX-A-1  Certificates  has been reduced to zero, and second,  to the
Certificate Insurer,  any accrued and unpaid Reimbursement  Amounts payable to the Certificate Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses (a)(2) or (b)(y) of such definition.

         X         With respect to the Group X Certificates:

                   (i) to the Class  X-A-1  Certificates  and the Class X-X-1  Certificates,  on a pro rata basis,  from amounts in respect of interest  received on the Underlying Group X Certificates,  if any, the
Interest Distribution Amount for each such Class for such Distribution Date; and

                  (ii) to the Class X-A-1  Certificates,  from amounts in respect of principal received on the Underlying Group X Certificates,  if any, as distributions of principal,  until the Current  Principal
Amount of the Class X-A-1 Certificates has been reduced to zero.

(b)      All  distributions  made to  Holders of the  Certificates  pursuant  to  Section  3.05(a) on each
Distribution  Date  shall be  allocated  pro rata  among the  outstanding  Certificates  based  upon their respective  Percentage  Interests and, except in the case of the final  distribution to the Holders of the
Certificates,  shall be made to the Holders of record on the related  Record  Date.  Distributions  to any
Certificateholder  on any Distribution Date shall be made by wire transfer of immediately  available funds to the  account  of such  Certificateholder  at a bank  or  other  entity  having  appropriate  facilities therefor,  if such  Certificateholder  shall have so  notified  the  Securities  Administrator  in writing
(which wiring  instructions may be in the form of a standing order  applicable to all future  Distribution
Dates) no less than five  Business  Days prior to the related  Record Date (or, in the case of the initial
Distribution  Date, no later than the related  Record Date) and is the  registered  owner of  Certificates with an aggregate  initial Current  Principal  Amount of not less than  $1,000,000,  or otherwise by check mailed  by  first  class  mail to the  address  of such  Certificateholder  appearing  in the  Certificate
Register.  Final  distribution  to each  Certificateholder  will be made in like  manner,  but  only  upon presentment  and  surrender  of  such  Certificate  at  the  Corporate  Trust  Office  of  the  Securities
Administrator  or such  other  location  specified  in the  notice  to  Certificateholders  of such  final distribution.

(c)      Notwithstanding  any other  provision  of this  Agreement,  the  Securities  Administrator  shall comply with all federal withholding  requirements  respecting payments to  Certificateholders  of interest or the accrual of discount that the Securities  Administrator  reasonably  believes are  applicable  under the Code.  The consent of  Certificateholders  shall not be required  for such  withholding.  In the event the Securities  Administrator does withhold any amount from payments to any Certificateholder  pursuant to federal  withholding  requirements,  the Securities  Administrator  shall indicate the amount  withheld to such Certificateholders.

(d)      Realized  Losses.  On  any  Distribution  Date,  following  distributions  to  be  made  on  that
Distribution Date, any Realized Losses (as defined in the related Underlying  Agreement)  allocated to the
Underlying  Certificates  will be allocated to the  Certificates of the related  Certificate  Group (other than the  Interest  Only  Certificates)  until the Current  Principal  Amount  thereof has been reduced to zero.  Subsequent  recoveries  on  the  related  mortgage  loans  which  are  payable  to  the  Underlying
Certificates  relating to the Insured  Certificates will be allocated first to the Certificate Insurer for payment of any Reimbursement  Amounts for such Distribution Date in respect of any Deficiency  Amount, but only up to the amount actually paid by the Certificate Insurer on the related Insured Certificates.

Section 3.06.     Statements to Certificateholders.

                  On  each  Distribution  Date,  the  Securities  Administrator  shall  prepare  and  make available to each  Certificateholder,  the Depositor,  the Trustee, the Certificate Insurer and the Rating
Agencies, on its website, a statement with respect to such Distribution Date, stating:

                  (i)      the Available Funds for each Certificate  Group for such  Distribution  Date,  including the cash flows received and the sources thereof for distributions;

                  (ii)     the Interest  Distribution  Amount and the amount with respect to principal paid on each Class of
Certificates with respect to such Distribution Date;

                  (iii)    the  Current  Principal  Amount or  Current  Notional  Amount,  as  applicable,  of each Class of
Certificates before and after applying payments on such Distribution Date;

                  (iv)     the applicable record dates, accrual dates and actual Distribution Dates for the period;

                  (v)      the Pass-Through Rate on each Class of Certificates for such Distribution Date;

                  (vi)     the interest rate on each Class of Underlying Certificates for such Distribution Date;

                  (vii)    the Aggregate Premium Amount paid to the Certificate Insurer;

                  (viii)   whether any exchanges of Exchangeable  Certificates  have taken place since the preceding  Distribution  Date and, if applicable,  the names,  certificate  balances,  including  notional balances,  pass-through  rates, and any interest and principal paid,  including any shortfalls  allocated, of any Classes of  Certificates  that were  received by the  Certificateholder  of such  Certificate  as a result of such exchange; and

                  (ix)     the  Deficiency  Amount,  if  any,  to be  paid  by  the  Certificate  Insurer, specifically set forth the aggregate  amounts in (a)(1) and (b)(x) of the definition of Deficiency  amount and the aggregate amount in (a)(2) and (b)(y) of the definition of Deficiency Amount.

                  In the case of the  information  furnished  pursuant to clause  (ii) above,  the amounts shall also be expressed as a dollar amount per $100,000 of principal face amount.

                  The Securities  Administrator  may make available each month,  to any interested  party, the monthly statement to Certificateholders via the Securities  Administrator’s  website initially located at  “www.ctslink.com.”  Assistance  in using  the  website  can be  obtained  by  calling  the  Securities
Administrator’s  customer  service  desk at (301)  815-6600.  Parties  that are  unable  to use the  above distribution  option are  entitled to have a paper copy mailed to them via first class mail by calling the
Securities  Administrator’s  customer service desk and indicating such. The Securities Administrator shall have the right to change the way such  reports are  distributed  in order to make such  distribution  more convenient and/or more accessible to the parties,  and the Securities  Administrator  shall provide timely and adequate notification to all parties regarding any such change.

                  In addition,  the Securities  Administrator  promptly will furnish to the Depositor and, upon the  written  request  of a  Certificateholder,  the  Trustee  or the  Certificate  Insurer,  to such
Certificateholder,  the Trustee or the Certificate  Insurer,  copies of any written  notices,  statements, reports or other  written  communications,  received  by the  Securities  Administrator  in respect of the
Underlying Certificates.

                  The Securities  Administrator  shall be responsible  for preparing,  at its own expense, and  filing in a timely  manner,  on behalf of the Trust  Fund and for the Trust  Fund as a grantor  trust under the Code,  federal income tax and information  returns and reports with the Internal Revenue Service
(“IRS”)  and income tax  returns and  information  returns and reports of any other state or local  taxing authority  as are  required to be so filed,  using a calendar  year as the taxable year of the Trust on an accrual  basis.  The  Trustee  shall  sign  all  such  tax  returns  provided  to  it  by  the  Securities
Administrator.  The Depositor  shall provide the  Securities  Administrator  within 10 days of the Closing
Date all information  deemed necessary by the Securities  Administrator  to fulfill its obligations  under this  paragraph.  The  Securities  Administrator  shall  furnish  to each  Certificateholder  at the  time required by law such  information  reports or returns as are  required  by  applicable  federal,  state or local law with  respect to the Trust Fund to enable  Certificateholders  to prepare  their tax returns and will furnish  comparable  information to the IRS and other taxing  authorities as and when required by law to do so.

Section 3.07.     Access to Certain Documentation and Information.

                  The  Securities  Administrator  shall  provide to the  Depositor  access to all reports, documents  and records  maintained by the  Securities  Administrator  in respect of its duties  hereunder, such access being afforded  without  charge but only upon three Business Days’ written  request and during normal business hours at offices designated by the Securities Administrator.

Section 3.08.     Calculation of Distribution Amounts.

                  All  calculations  of  Available  Funds,  the Interest  Distribution  Amount and amounts payable  with  respect to  principal  for any  Distribution  Date  shall be  performed  by the  Securities
Administrator  in reliance on the  information  provided to it in the applicable  Underlying  Distribution
Date Statement.

Section 3.09.     Annual Statement as to Compliance.

(a)      The Securities  Administrator  shall deliver (or otherwise  make  available) to the Depositor and the Trustee not later than March 15th of each  calendar year  beginning in 2007, an Officer’s  Certificate
(an “Annual  Statement of Compliance”)  stating,  as to each signatory  thereof,  that (i) a review of the activities  of the  Securities  Administrator  during the preceding  calendar year and of its  performance under  this  Agreement  has  been  made  under  such  officer’s  supervision  and (ii) to the best of such officer’s  knowledge,  based  on such  review,  the  Securities  Administrator  has  fulfilled  all of its obligations  under this  Agreement in all material  respects  throughout  such year or applicable  portion thereof,  or, if there  has been a  failure  to  fulfill  any such  obligation  in any  material  respect, specifying  each such  failure  known to such  officer  and the nature  and status of the cure  provisions thereof.  Such Annual Statement of Compliance shall contain no restrictions or limitations on its use.

(b)      Failure  of the  Securities  Administrator  to comply  with this  Section  3.09  (including  with respect to the  timeframes  required in this Section)  which  failure  results in a failure to timely file the related  Form 10-K,  shall,  upon  written  notice from the  Trustee at the written  direction  of the
Depositor,  constitute  a default,  and, in  addition  to whatever  rights the Trustee may have under this
Agreement and at law or equity or to damages,  including injunctive relief and specific  performance,  the
Trustee  may upon  notice  immediately  terminate  all of the rights  and  obligations  of the  Securities
Administrator  under this Agreement and in and to the  Underlying  Certificates  and the proceeds  thereof
without  compensating  the  Securities   Administrator  for  the  same  (but  subject  to  the  Securities
Administrator’s  right to  reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of  termination).  This paragraph  shall  supersede any other  provision in this Agreement or any other agreement to the contrary.

Section 3.10.      Assessments of Compliance and Attestation Reports.

         Pursuant  to Rules  13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB, the
Securities  Administrator (to the extent set forth in this Section) (the “Attesting  Party”) shall deliver
(or  otherwise  make  available) to the Depositor and the Trustee on or before March 15th of each calendar year  beginning  in  2007,  a  report  regarding  the  Attesting  Party’s  assessment  of  compliance  (an
“Assessment of Compliance”)  with the Servicing  Criteria  applicable to it during the preceding  calendar year.  The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

         (a)      A  statement  by an  authorized  officer of the  Attesting  Party of its  authority  and responsibility for assessing compliance with the Servicing Criteria applicable to the Attesting Party;

         (b)      A  statement  by an  authorized  officer  that the  Attesting  Party used the  Servicing
Criteria  identified in Exhibit C hereto to assess  compliance with the Servicing  Criteria  applicable to the Attesting Party;

         (c)      An assessment by such officer of the Attesting  Party’s  compliance  with the applicable
Servicing Criteria for the period consisting of the preceding calendar year,  including  disclosure of any material  instance of  noncompliance  with respect thereto during such period,  which  assessment shall be
based  on  the  activities  the  Attesting  Party  performs  with  respect  to   asset-backed   securities
transactions  taken as a whole  involving the Attesting  Party,  that are backed by the same asset type as those backing the Underlying Certificates;

         (d)      A statement that a registered  public  accounting firm has issued an attestation  report on the Attesting  Party’s  Assessment of Compliance  for the period  consisting of the preceding  calendar year; and

         (e)      A statement as to which of the  Servicing  Criteria,  if any, are not  applicable to the
Attesting  Party,  which  statement  shall be based on the  activities  the Attesting  Party performs with respect to asset-backed  securities  transactions taken as a whole involving the Attesting Party, that are backed by the same asset type as those backing the Certificates.

         Such report at a minimum  shall  address each of the  Servicing  Criteria  specified on Exhibit C hereto which are indicated as applicable to the Attesting Party.

         On or before March 15th of each  calendar  year  beginning  in 2007,  the  Attesting  Party shall furnish  (or  otherwise  make  available)  to the  Depositor  and the  Trustee a report  (an  “Attestation
Report”) by a  registered  public  accounting  firm that  attests to, and  reports on, the  Assessment  of
Compliance  made by the  Attesting  Party,  as required by Rules 13a-18 and 15d-18 of the Exchange Act and
Item 1122(b) of Regulation  AB, which  Attestation  Report must be made in accordance  with  standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Depositor  shall confirm that the  Assessment of Compliance  delivered to it addresses all of the Servicing  Criteria set forth in Exhibit C and notify the Securities  Administrator of any exceptions.
Notwithstanding  the foregoing,  as to any  subcontractor,  an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Failure  of the  Securities  Administrator  to comply  with this  Section  3.10  (including  with respect to the  timeframes  required in this Section)  which  failure  results in a failure to timely file the related  Form 10-K,  shall,  upon  written  notice from the  Depositor,  constitute  a default and the
Trustee  shall,  in addition to whatever  rights the Trustee may have under this  Agreement  and at law or equity or to damages,  including  injunctive  relief and  specific  performance,  upon notice  immediately terminate all of the rights and  obligations of the Securities  Administrator  under this Agreement and in and  to the  Underlying  Certificates  and  the  proceeds  thereof  without  compensating  the  Securities
Administrator  for the same (but subject to the Securities  Administrator’s  right to reimbursement of all amounts  for which it is entitled  to be  reimbursed  prior to the date of  termination).  This  paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.11.     Reports Filed with Securities and Exchange Commission.

         (a)      (i) (A)  Within  15 days  after  each  Distribution  Date,  for so long as the  Trust is subject to Exchange Act reporting  requirements,  the Securities  Administrator  shall, in accordance with industry  standards,  prepare and file with the Commission via the Electronic Data Gathering and Retrieval
System  (“EDGAR”),  a  Distribution  Report  on Form  10-D,  signed by the  Depositor,  with a copy of the
Monthly  Statement to be furnished by the  Securities  Administrator  to the  Certificateholders  for such
Distribution  Date;  provided that, the  Securities  Administrator  shall have received no later than five
(5) calendar days after the related  Distribution  Date,  all  information  required to be provided to the
Securities  Administrator  as described in clause  (a)(iv) below.  Any  disclosure  that is in addition to the Monthly  Statement and that is required to be included on Form 10-D,  including the Form 10-D filed in connection  with the Underlying  Series  (“Additional  Form 10-D  Disclosure”)  shall be,  pursuant to the paragraph  immediately  below,  reported  by  the  parties  set  forth  on  Exhibit  D to  the  Securities
Administrator  and the Depositor and approved by the  Depositor,  and the  Securities  Administrator  will have no duty or liability  for any failure  hereunder to  determine  or prepare any  Additional  Form 10-D
Disclosure  absent  such  reporting  (other  than in the case where the  Securities  Administrator  is the reporting party as set forth in Exhibit D) and approval.

         (B) Within  five (5)  calendar  days after the  related  Distribution  Date,  (i) the parties set forth in  Exhibit  D shall  be  required  to  provide,  pursuant  to  Section  3.11(a)(iv)  below,  to the
Securities  Administrator  and the Depositor,  to the extent known by a responsible  officer  thereof,  in
EDGAR-compatible  format,  or in such other form as otherwise agreed upon by the Securities  Administrator and the  Depositor and such party,  the form and  substance of any  Additional  Form 10-D  Disclosure,  if applicable and (ii) the Depositor will approve, as to form and substance,  or disapprove,  as the case may be,  the  inclusion  of the  Additional  Form  10-D  Disclosure  on Form  10-D.  The  Depositor  shall  be responsible for any reasonable fees and expenses  assessed or incurred by the Securities  Administrator in connection with including any Form 10-D Disclosure Information on Form 10-D pursuant to this Section.

         (C) After preparing the Form 10-D, the Securities  Administrator  shall forward  electronically a copy of the Form 10-D to the  Depositor  for review.  Within two Business Days after receipt of such copy, but no later than the 12th  calendar  day after the  Distribution  Date  (provided  that,  the  Securities
Administrator  forwards a copy of the Form 10-D no later  than the 10th  calendar  after the  Distribution
Date),  the  Depositor  shall  notify the  Securities  Administrator  in writing  (which may be  furnished electronically)  of any  changes  to or  approval  of such Form  10-D.  In the  absence  of receipt of any written  changes or  approval,  the  Securities  Administrator  shall be entitled to assume that such Form
10-D is in final form and the  Securities  Administrator  may proceed with the filing of the Form 10-D. No later than the 13th calendar day after the related  Distribution  Date, a duly  authorized  officer of the
Depositor  shall sign the Form 10-D and return an  electronic  or fax copy of such  signed Form 10-D (with an original  executed hard copy to follow by overnight  mail) to the Securities  Administrator.  If a Form
10-D  cannot be filed on time or if a  previously  filed Form 10-D  needs to be  amended,  the  Securities
Administrator  shall follow the  procedures set forth in Section  3.11(a)(v).  Promptly (but no later than one (1)  Business  Day)  after  filing  with the  Commission,  the  Securities  Administrator  shall  make available  on its  internet  website  a final  executed  copy of each Form  10-D  filed by the  Securities
Administrator.  The  parties  to  this  Agreement  acknowledge  that  the  performance  by the  Securities
Administrator  of its  duties  under  Sections  3.11(a)(i)  and (v)  related  to the  timely  preparation, execution  and filing of Form 10-D is  contingent  upon such parties  strictly  observing  all  applicable deadlines in the  performance of their duties under such  Sections.  The  Securities  Administrator  shall not have any  liability  for any loss,  expense,  damage,  claim  arising  out of or with  respect  to any failure  to  properly  prepare  and timely  file such Form  10-D,  where  such  failure  results  from the
Securities  Administrator’s  inability or failure to receive,  on a timely basis, any information from any other party hereto  needed to prepare,  arrange for execution or file such Form 10-D,  not resulting  from its own negligence, bad faith or willful misconduct.

         Each of Form 10-D and Form 10-K requires the  registrant to indicate (by checking  “yes” or “no”)
that it “(1) has filed  all  reports  required  to be filed by  Section  13 or 15(d) of the  Exchange  Act during the preceding 12 months (or for such shorter  period that the  registrant was required to file such reports),  and (2) has been  subject to such  filing  requirements  for the past 90 days.”  The  Depositor hereby represents to the Securities  Administrator  that the Depositor has filed all such required reports during  the  preceding  12 months  and it has been  subject to such  filing  requirements  for the past 90 days.  The  Depositor  shall  notify the  Securities  Administrator  in  writing,  no later than the fifth calendar day after the related  Distribution  Date with respect to the filing of a report on Form 10-D and no later  than  March  15th with  respect  to the  filing of a report on Form  10-K,  if the answer to the
questions   should  be  “no.”  The   Securities   Administrator   shall  be   entitled  to  rely  on  such
representations in preparing, executing and/or filing any such report.

         (ii) (A) Within four (4) Business Days after the occurrence of an event  requiring  disclosure on
Form 8-K (each such event,  a  “Reportable  Event”),  for so long as the Trust is subject to Exchange  Act reporting  requirements,  the  Securities  Administrator  shall  prepare and file, at the direction of the
Depositor,  on behalf of the Trust,  any Form 8-K, as required by the Exchange  Act;  provided  that,  the
Depositor  shall  prepare  and  file  the  initial  Form  8-K  in  connection  with  the  issuance  of the
Certificates.  Any disclosure or information  related to a Reportable Event or that is otherwise  required to be included on Form 8-K,  including any Form 8-K filed in connection with the Underlying  Series (“Form
8-K  Disclosure  Information”)  shall be,  pursuant to the paragraph  immediately  below,  reported by the parties set forth on Exhibit D to the  Securities  Administrator  and the  Depositor  and  approved by the
Depositor,  and the Securities  Administrator  will have no duty or liability for any failure hereunder to determine or prepare any Additional  Form 10-D  Disclosure  absent such reporting  (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit D) and approval.

         (B) For so long as the Trust is subject to the  Exchange  Act  reporting  requirements,  no later than the  close of  business  New York  City  time on the 2nd  Business  Day  after  the  occurrence  of a
Reportable  Event  (i) the  parties  set  forth  in  Exhibit  D shall  be  required  pursuant  to  Section
3.11(a)(iv) below to provide to the Securities  Administrator and the Depositor,  to the extent known by a responsible officer thereof,  in  EDGAR-compatible  format, or in such other form as otherwise agreed upon by the Securities  Administrator  and the Depositor and such party, the form and substance of any Form 8-K
Disclosure  Information,  if applicable,  and (ii) the Depositor shall approve,  as to form and substance, or disapprove,  as the case may be, the inclusion of the Form 8-K Disclosure  Information on Form 8-K. The
Depositor  shall be  responsible  for any  reasonable  fees  and  expenses  assessed  or  incurred  by the
Securities  Administrator  in connection  with including any Form 8-K  Disclosure  Information on Form 8-K pursuant to this Section.

         (C) After preparing the Form 8-K, the Securities  Administrator  shall forward  electronically  a copy of the Form 8-K to the  Depositor  for  review.  No later  than  noon New York  City  time on the 4th
Business Day after the Reportable  Event, a duly  authorized  officer of the Depositor shall sign the Form
8-K and return an electronic  or fax copy of such signed Form 8-K (with an original  executed hard copy to follow by  overnight  mail) to the  Securities  Administrator.  Promptly,  but no later  than the close of business on the 3rd Business Day after the  Reportable  Event,  the Depositor  shall notify the Securities
Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such
Form 8-K filed by the  Securities  Administrator.  In the  absence of receipt  of any  written  changes or approval,  the  Securities  Administrator  shall be entitled to assume that such Form 8-K is in final form and the  Securities  Administrator  may  proceed  with the filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended,  the Securities  Administrator  shall follow  the  procedures  set forth in Section  3.11(a)(v).  Promptly  (but no later than one (1)  Business
Day) after  filing  with the  Commission,  the  Securities  Administrator  shall,  make  available  on its internet  website  a final  executed  copy of each  Form 8-K filed by the  Securities  Administrator.  The parties to this Agreement  acknowledge that the performance by the Securities  Administrator of its duties under this Section  3.11(a)(ii)  related to the timely  preparation,  execution  and filing of Form 8-K is contingent  upon such parties  strictly  observing all  applicable  deadlines in the  performance of their duties under this Section  3.11(a)(ii).  The  Securities  Administrator  shall have any  liability for any loss, expense,  damage,  claim arising out of or with respect to any failure to properly prepare,  execute and/or  timely  file such  Form 8-K,  where  such  failure  results  from the  Securities  Administrator’s inability or failure to receive,  on a timely basis,  any  information  from any other party hereto needed to prepare,  arrange for  execution  or file such Form 8-K, not  resulting  from its own  negligence,  bad faith or willful misconduct.

         (iii) (A) Within 90 days after the end of each fiscal year of the Trust or such  earlier  date as may be required by the Exchange  Act (the “10-K Filing  Deadline”)  (it being  understood  that the fiscal year for the Trust ends on December 31st of each year),  commencing  in March 2007 and  thereafter so long as the Trust is subject to  Exchange  Act  reporting  requirements,  the  Securities  Administrator  shall prepare and file on behalf of the Trust a Form 10-K,  in form and  substance  as required by the  Exchange
Act.  Each such Form 10-K shall  include the  following  items,  in each case to the extent they have been delivered to the Securities  Administrator  within the applicable time frames set forth in this Agreement,
(I) an annual  compliance  statement for the Securities  Administrator,  as described  under Section 3.09,
(II)(A)  the annual  report on  assessment  of  compliance  with  Servicing  Criteria  for the  Securities
Administrator,  as described  under Section  3.10,  and (B) if any such report on assessment of compliance with Servicing  Criteria  described under Section 3.10 identifies any material  instance of noncompliance, disclosure  identifying such instance of noncompliance,  or if any such report on assessment of compliance with  Servicing  Criteria  described  under  Section 3.10 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation  why such report is not included,  (III)(A)
the registered public accounting firm attestation  report for the Securities  Administrator,  as described under Section 3.10, and (B) if any registered  public  accounting firm attestation  report described under
Section 3.10 identifies any material  instance of noncompliance,  disclosure  identifying such instance of noncompliance,  or if any such registered public accounting firm attestation  report is not included as an exhibit to such Form  10-K,  disclosure  that such  report is not  included  and an  explanation  why such report is not included,  and (IV) a Sarbanes-Oxley  Certification as described in Section 3.11 (a)(iii)(D)
below (provided,  however, that the Securities  Administrator,  at its discretion,  may omit from the Form
10-K any  annual  compliance  statement,  assessment  of  compliance  or  attestation  report  that is not required to be filed with such Form 10-K pursuant to Regulation  AB). Any  disclosure  or  information  in addition to (I) through (IV) above that is required to be included on Form 10-K,  including  the Form 10-K filed in connection with the Underlying Series  (“Additional Form 10-K Disclosure”)  shall be, pursuant to the  paragraph  immediately  below,  reported  by the  parties  set forth on  Exhibit D to the  Securities
Administrator  and the Depositor and approved by the  Depositor,  and the  Securities  Administrator  will have no duty or liability  for any failure  hereunder to  determine  or prepare any  Additional  Form 10-K
Disclosure  absent  such  reporting  (other  than in the case where the  Securities  Administrator  is the reporting party as set forth in Exhibit D) and approval.

         (B) No later  than  March  15th of each  year  that the  Trust is  subject  to the  Exchange  Act reporting  requirements,  commencing in 2007,  (i) the parties set forth in Exhibit D shall be required to provide pursuant to Section  3.11(a)(iv) below to the Securities  Administrator and the Depositor,  to the
extent known by a  responsible  officer  thereof,  in  EDGAR-compatible  format,  or in such other form as otherwise  agreed upon by the  Securities  Administrator  and the Depositor  and such party,  the form and substance of any Additional Form 10-K Disclosure,  if applicable,  and (ii) the Depositor will approve, as to form and  substance,  or  disapprove,  as the case may be, the  inclusion of the  Additional  Form 10-K
Disclosure  on Form  10-K.  The  Depositor  shall be  responsible  for any  reasonable  fees and  expenses assessed  or  incurred  by the  Securities  Administrator  in  connection  with  including  any Form  10-K
Disclosure information on Form 10-K pursuant to this Section.

         (C) After preparing the Form 10-K, the Securities  Administrator  shall forward  electronically a copy of the Form 10-K to the  Depositor  for review.  Within  three  Business  Days after  receipt of such copy, but no later than March 25th, the Depositor  shall notify the  Securities  Administrator  in writing
(which may be furnished  electronically)  of any changes to or approval of such Form 10-K.  In the absence of receipt of any written changes or approval,  the Securities  Administrator  shall be entitled to assume that such Form 10-K is in final form and the Securities  Administrator  may proceed with the filing of the
Form 10-K.  No later than the close of business  Eastern  Standard  time on the 4th  Business Day prior to the 10-K  Filing  Deadline,  a senior  officer  of the  Depositor  shall  sign the Form 10-K and return an electronic  or fax copy of such  signed  Form  10-K  (with an  original  executed  hard  copy to follow by overnight  mail)  to the  Securities  Administrator.  If a Form  10-K  cannot  be  filed  on  time or if a previously filed Form 10-K needs to be amended,  the Securities  Administrator  will follow the procedures set forth in Section  3.11(a)(v).  Promptly  (but no later than one (1)  Business  Day) after  filing with the  Commission,  the  Securities  Administrator  shall make  available  on its  internet  website a final executed  copy of each Form 10-K filed by the  Securities  Administrator.  The  parties to this  Agreement
acknowledge  that  the  performance  by  the  Securities   Administrator  of  its  duties  under  Sections
3.11(a)(iii)  and (v) related to the timely  preparation,  execution and filing of Form 10-K is contingent upon such parties  strictly  observing all applicable  deadlines in the  performance of their duties under such  Sections  and  Sections  3.09 and Section  3.10.  The  Securities  Administrator  shall not have any liability for any loss, expense,  damage,  claim arising out of or with respect to any failure to properly prepare,  execute  and/or  timely file such Form 10-K,  where such  failure  results  from the  Securities
Administrator’s  inability or failure to receive,  on a timely basis, any information from any other party hereto  needed to prepare,  arrange  for  execution  or file such Form 10-K,  not  resulting  from its own negligence, bad faith or willful misconduct.

         (D) Each Form 10-K shall include a certification (the  “Sarbanes-Oxley  Certification”)  required to be included  therewith in compliance with Item  601(b)(31)(ii) of Regulation S-K, which shall be signed by the Certifying  Person and delivered to the Securities  Administrator  no later than March 15th of each year in which the Trust is subject to the  reporting  requirements  of the Exchange  Act.  The  Securities
Administrator  shall provide to the Depositor,  as the Person who signs the  Sarbanes-Oxley  Certification
(the  “Certifying  Person”),  by March 10th of each year in which the Trust is  subject  to the  reporting requirements  of the  Exchange  Act and  otherwise  within a  reasonable  period of time upon  request,  a certification  (a  “Back-Up  Certification”),  in the form  attached  hereto as  Exhibit B, upon which the
Certifying  Person,  the entity for which the  Certifying  Person  acts as an officer,  and such  entity’s officers,  directors and Affiliates  (collectively  with the Certifying Person,  “Certification  Parties”)
can  reasonably  rely. A senior officer of the Depositor  shall serve as the  Certifying  Person on behalf of the Trust.

         (iv) With respect to any Additional  Form 10-D  Disclosure,  Additional  Form 10-K  Disclosure or
any Form 8-K Disclosure  Information  (collectively,  the “Additional  Disclosure”)  relating to the Trust
Fund, the Securities  Administrator’s  obligation to include such Additional Information in the applicable
Exchange  Act  report is  subject  to  receipt  from the  entity  that is  indicated  in  Exhibit D as the responsible  party for providing  that  information,  if other than the Securities  Administrator,  as and when required as described in Section  3.11(a)(i)  through (iii) above.  Such Additional  Disclosure shall be accompanied  by a notice  substantially  in the form of Exhibit E. Each of the Sponsor,  the Securities
Administrator  and the  Depositor  hereby agrees to notify and provide to the extent known to the Sponsor, the  Securities  Administrator  and the Depositor all  Additional  Disclosure  relating to the Trust Fund, with respect to which such party is indicated in Exhibit E as the  responsible  party for  providing  that information.  The  Depositor  shall be  responsible  for any  reasonable  fees and  expenses  assessed  or incurred  by  the  Securities  Administrator  in  connection  with  including  any  Additional  Disclosure information pursuant to this Section.

         So long as the  Depositor  is subject to the  reporting  requirements  of the  Exchange  Act with respect to the Trust Fund,  the Trustee  shall notify the  Securities  Administrator  and the Depositor of any  bankruptcy or  receivership  with respect to the Trustee or of any  proceedings of the type described under Item 1117 of  Regulation  AB that have  occurred  as of the  related  Due  Period,  together  with a description  thereof,  no later than the date on which  such  information  is  required  of other  parties hereto as set forth under this  Section  3.11.  In  addition,  the  Trustee  shall  notify the  Securities
Administrator  and the Depositor of any affiliations or relationships  that develop after the Closing Date between the Trustee and the Depositor,  the Sponsor or the Securities  Administrator of the type described under Item 1119 of Regulation  AB,  together with a description  thereof,  no later than the date on which such  information  is required of other parties  hereto as set forth under this Section  3.11.  Should the identification  of any  of  the  Depositor,  the  Sponsor  or the  Securities  Administrator  change,  the
Depositor shall promptly notify the Trustee.

         (v) (A) On or prior to January 30th of the first year in which the  Securities  Administrator  is able to do so  under  applicable  law,  the  Securities  Administrator  shall  prepare  and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

         (B) In the event that the Securities  Administrator  is unable to timely file with the Commission all or any required  portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement  because required  disclosure  information  was either not  delivered  to it or  delivered to it after the delivery deadlines  set forth in this  Agreement  or for any  other  reason,  the  Securities  Administrator  shall promptly  notify  the  Depositor.  In the case of Form 10-D and 10-K,  the  Depositor  and the  Securities
Administrator  shall  cooperate  to prepare  and file a Form  12b-25 and a 10-DA and 10-KA as  applicable, pursuant  to Rule  12b-25 of the  Exchange  Act.  In the case of Form 8-K,  the  Securities  Administrator will,  upon receipt of all required Form 8-K  Disclosure  Information  and upon the approval and direction of the  Depositor,  include  such  disclosure  information  on the next Form  10-D.  In the event that any previously  filed  Form  8-K,  10-D or 10-K  needs  to be  amended,  and  such  amendment  relates  to any
Additional  Disclosure,  the Securities  Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary  Form 8-K,  10-DA or 10-KA.  Any Form 15,
Form 12b-25 or any  amendment to Form 8-K,  10-D or 10-K shall be signed by a duly  authorized  officer of the Depositor.  The parties hereto  acknowledge  that the  performance by the Depositor and the Securities
Administrator  of  their  respective  duties  under  this  Section   3.11(a)(v)   related  to  the  timely
preparation,  execution  and filing of Form 15, a Form 12b-25 or any  amendment to Form 8-K,  10-D or 10-K is  contingent  upon the  Depositor  timely  performing  its duties  under this  Section.  The  Securities
Administrator  shall not have any liability for any loss,  expense,  damage,  claim arising out of or with respect to any failure to properly  prepare,  execute  and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K,  where such failure results from the Securities  Administrator’s inability or failure to receive,  on a timely basis,  any  information  from any other party hereto needed to prepare,  arrange for  execution or file such Form 15, Form 12b-25 or any  amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

         The  Depositor  agrees to promptly  furnish to the  Securities  Administrator,  from time to time upon request,  such further  information,  reports and financial  statements within its control related to this  Agreement  and  the  Underlying  Certificates  as  the  Securities  Administrator  reasonably  deems appropriate to prepare and file all necessary  reports with the Commission.  The Securities  Administrator shall  have no  responsibility  to file any  items  other  than  those  specified  in this  Section  3.11;
provided,  however,  the Securities  Administrator  shall  cooperate with the Depositor in connection with any  additional  filings  with  respect  to the Trust  Fund as the  Depositor  deems  necessary  under the
Exchange  Act.  Fees and  expenses  incurred  by the  Securities  Administrator  in  connection  with this
Section 3.11 shall not be reimbursable from the Trust Fund.

         (b)      The Securities  Administrator  shall  indemnify and hold harmless the Depositor and each of its  officers,  directors  and  affiliates  from and  against any losses,  damages,  penalties,  fines, forfeitures,  reasonable  and  necessary  legal fees and  related  costs,  judgments  and other  costs and expenses  arising  out of or based  upon a breach  of the  Securities  Administrator’s  obligations  under
Sections  3.09,  3.10  and  3.11 or the  Securities  Administrator’s  negligence,  bad  faith  or  willful misconduct in connection  therewith.  In addition,  the Securities  Administrator shall indemnify and hold harmless the Depositor and each of its  respective  officers,  directors and  affiliates  from and against any losses,  damages,  penalties,  fines,  forfeitures,  reasonable  and necessary  legal fees and related costs,  judgments  and other costs and expenses  arising out of or based upon (i) any untrue  statement or alleged  untrue  statement  of any  material  fact  contained  in any  Back-Up  Certification,  any Annual
Statement of  Compliance,  any  Assessment  of  Compliance or any  Additional  Disclosure  provided by the
Securities  Administrator  on its  behalf  pursuant  to  Section  3.09,  3.10  or  3.11  (the  “Securities
Administrator  Information”),  or (ii) any omission or alleged  omission to state  therein a material fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances in which they were made, not misleading;  provided, by way of clarification,  that this paragraph shall be construed  solely  by  reference  to the  Securities  Administrator  Information  and  not  to  any  other information  communicated  in connection with the  Certificates,  without regard to whether the Securities
Administrator  Information  or any portion  thereof is presented  together  with or  separately  from such other information.

         The Depositor  shall  indemnify and hold harmless the  Securities  Administrator  and each of its officers,  directors and affiliates from and against any losses, damages,  penalties,  fines, forfeitures, reasonable  and necessary  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon a breach of the  obligations of the Depositor  under Sections 3.09,  3.10 and 3.11 or the Depositor’s  negligence,  bad faith or willful misconduct in connection  therewith.  In addition,  the
Depositor  shall  indemnify  and hold harmless the  Securities  Administrator  and each of its  respective officers,  directors and affiliates from and against any losses, damages,  penalties,  fines, forfeitures, reasonable  and necessary  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon (i) any untrue  statement or alleged untrue  statement of any material fact contained in any  Additional  Disclosure  provided by the  Depositor  that is required to be filed  pursuant to this
Section 3.11 (the “Depositor  Information”),  or (ii) any omission or alleged  omission to state therein a material fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  in which they were made,  not  misleading;  provided,  by way of  clarification,  that this paragraph  shall be  construed  solely by reference to the  Depositor  Information  that is required to be filed and not to any other information  communicated in connection with the  Certificates,  without regard to whether the  Depositor  Information  or any portion  thereof is presented  together  with or separately from such other information.

         If the  indemnification  provided for herein is unavailable or  insufficient to hold harmless the
Depositor or the Securities  Administrator,  as applicable,  then the defaulting party, in connection with any conduct for which it is providing  indemnification  under this Section  3.11(b),  agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses,  claims,  damages or liabilities  of the other party in such  proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

         The  indemnification  provisions set forth in this Section  3.11(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.

         (c)      Failure of the  Securities  Administrator  to comply with this Section  3.11  (including with respect to the  timeframes  required in this Section)  which  failure  results in a failure to timely file the related Form 10-K,  shall,  upon written notice from the Trustee at the written  direction of the
Depositor,  constitute  a default and the Trustee at the written  direction  of the  Depositor  shall,  in addition  to  whatever  rights  the  Trustee  may have  under  this  Agreement  and at law or equity or to damages,  including injunctive relief and specific  performance,  upon notice immediately terminate all of the rights  and  obligations  of the  Securities  Administrator  under  this  Agreement  and in and to the
Underlying  Certificates and the proceeds thereof without  compensating the Securities  Administrator  for the same (but subject to the Securities  Administrator’s  right to  reimbursement of all amounts for which it is entitled to be reimbursed  prior to the date of  termination).  This paragraph  shall  supersede any other  provision  in this  Agreement  or any other  agreement  to the  contrary.  In  connection  with the termination  of the  Securities  Administrator  pursuant to this  Section  3.11(c),  the Trustee  shall be entitled to  reimbursement  of all costs and expenses  associated with such  termination.  Notwithstanding anything  to the  contrary  in this  Agreement,  no default  by the  Securities  Administrator  shall have occurred with respect to any failure to properly  prepare,  execute  and/or timely file any report on Form
8-K,  Form 10-D or Form 10-K,  any Form 15 or Form  12b-25 or any  amendments  to Form 8-K,  10-D or 10-K, where such  failure  results from the  Securities  Administrator’s  inability or failure to receive,  on a timely basis,  any  information  from any other party hereto  needed to prepare,  arrange for execution or file any such  report,  Form or  amendment,  and does not  result  from its own  negligence,  bad faith or willful misconduct.

         (d)      This Section 3.11 may be amended  without the consent of the  Certificateholders  or the
Certificate Insurer.

         (e)       Any report,  notice or notification to be delivered by the Securities  Administrator  to the  Depositor  pursuant to this Section 3.11,  may be delivered via email to  RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.

Section 3.12.      The Policy.

         (a)  On  or  prior  to  the  Closing  Date,  the  Securities  Administrator  shall  cause  to  be
established  and  maintained  the  Policy  Account,   into  which  amounts   received  by  the  Securities
Administrator  pursuant to the Policy shall be  deposited  for the benefit of the Group V, Group VI, Group
VII, Group VIII or Group IX  Certificates,  as applicable.  The Policy Account may be a sub-account of the
Certificate  Account.  Amounts on deposit in the Policy  Account  shall not be  invested  and shall not be held in an interest-bearing account.

         (b)  As soon as  possible,  and in no event later than 12:00 noon New York time on the second
Business Day immediately  preceding any Distribution Date, the Securities  Administrator shall furnish the
Certificate  Insurer with a completed  Notice in the form set forth as Exhibit A to the Endorsement to the
Policy in the event that the Available Funds for a Certificate  Group of the Insured  Certificates  (other than any amounts in respect of Insured  Amounts) are  insufficient to pay Current Interest with respect to the Group V,  Group VI,  Group VII,  Group VIII or Group IX  Certificateholders,  as  applicable,  on such
Distribution Date; provided,  however,  that if such Distribution Date is the Final Distribution Date, the
Notice shall also include the outstanding  Current  Principal Amounts of the Group V, Group VI, Group VII,
Group VIII or Group IX  Certificates,  after  giving  effect to all  payments of principal on the Group V,
Group VI, Group VII,  Group VIII or Group IX  Certificates  on such Final  Distribution  Date,  other than pursuant to the Policy.  The Notice  shall  specify the amount of Insured  Amounts and shall  constitute a claim for an Insured Amount pursuant to the Policy.

         (c)  Upon receipt of an Insured  Amount in  accordance  with the Policy from the  Certificate
Insurer on behalf of the Holders of the Insured Certificates,  the Securities  Administrator shall deposit such  Insured  Amount into the Policy  Account.  On or prior to each  Distribution  Date,  the  Securities
Administrator  shall  transfer  amounts on deposit in the Policy  Account to the  Certificate  Account and
shall distribute such Insured Amounts pursuant to Section 3.05.

         The  Securities  Administrator  shall  include  on each  Distribution  Date any  Insured  Amounts received  by it from or on behalf of the  Certificate  Insurer  for such  Distribution  Date in the amount distributed to the Holders of the Insured  Certificates  pursuant to Section 3.05. If on any  Distribution
Date the Securities  Administrator  determines that the Certificate Insurer has paid more under the Policy than is required by the terms thereof,  the Securities  Administrator  shall promptly return any excess to the Certificate Insurer.

         (d)   (i) The Securities  Administrator  shall receive as  attorney-in-fact  of the Holders of the Insured  Certificates  any Insured Amount  delivered to it by the  Certificate  Insurer for payment to such Holders and (ii) the Securities  Administrator  shall  distribute such Insured Amount to such Holders as set forth in Section 3.05.  Insured  Amounts  disbursed by the Securities  Administrator  from proceeds of  the  Policy  shall  not  be  considered  payment  by the  Trust  Fund  with  respect  to  the  Insured
Certificates,  nor shall such  disbursement of Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts  thereof,  and the  Certificate  Insurer shall become owner of such amounts to the extent  covered  by such  Insured  Amounts as the deemed  assignee  of such  Holders.  The  Securities
Administrator  hereby agrees on behalf of the Holders of the Insured  Certificates  (and each such Holder, by its acceptance of its Insured  Certificates,  hereby agrees) for the benefit of the Certificate Insurer that, to the extent the  Certificate  Insurer pays any Insured  Amount,  either directly or indirectly (as by paying through the Securities Administrator),  to the Holder of a Insured Certificate,  the Certificate
Insurer  will be entitled to be  subrogated  to any rights of such Holder to receive the amounts for which such  Insured  Amount was paid,  to the  extent of such  payment,  and will be  entitled  to  receive  the
Reimbursement Amount as set forth in Section 3.05.

         (e)   At the end of the  Term  of the  Policy  (as  defined  in the  Policy),  the  Securities
Administrator shall return the Policy to the Certificate Insurer for cancellation.

         (f)   Upon  its  becoming  aware  of  the  termination  of  the  Trust  Fund,  the  Securities
Administrator shall promptly notify the Certificate Insurer of such Termination.

         (g)   The Trustee shall  promptly  notify the  Certificate  Insurer of either of the following as to which it has actual  knowledge:  (A) the  commencement of any proceeding by or against the Depositor commenced  under the  United  States  bankruptcy  code or any  other  applicable  bankruptcy,  insolvency, receivership,  rehabilitation or similar law (an “Insolvency  Proceeding”) and (B) the making of any claim in  connection  with any  Insolvency  Proceeding  seeking  the  avoidance  as a  preferential  transfer (a
“Preference  Claim”) of any distribution made with respect to the Group V, Group VI, Group VII, Group VIII and Group IX  Certificates  as to which it has  actual  knowledge.  Each  Holder  of a Group V,  Group VI,
Group VII,  Group VIII and Group IX  Certificate,  by its purchase of Group V, Group VI, Group VII,  Group
VIII and Group IX  Certificates,  and the Trustee hereby agrees that the  Certificate  Insurer (so long as no  Certificate  Insurer  Default  exists)  may at any time  during  the  continuation  of any  proceeding relating to a Preference Claim direct all matters relating to such Preference  Claim,  including,  without limitation,  (i) the direction of any appeal of any order  relating to any  Preference  Claim and (ii) the posting of any surety,  supersedes or  performance  bond pending any such appeal.  In addition and without limitation  of the  foregoing,  the  Certificate  Insurer shall be subrogated to the rights of the Trustee and each Holder of a Group V, Group VI, Group VII, Group VIII or Group IX  Certificates  in the conduct of any Preference Claim,  including,  without limitation,  all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         (h)   The Securities  Administrator  shall  designate a "Certificate  Insurer  Contact Person"
who shall be available to the Certificate  Insurer to provide  reasonable access to information  regarding the Group V, Group VI, Group VII, Group VIII and Group IX Certificates.

         (i)   The  Securities  Administrator  shall make  available  to the  Certificate  Insurer  the reports  prepared  pursuant to Sections 3.09 and 3.11 and will send to the  Certificate  Insurer copies of any  written  communications  sent by the  Securities  Administrator  to Holders of the Group V, Group VI,
Group VII,  Group VIII or Group IX  Certificates,  in each case at the same time such reports,  statements and communications are otherwise sent.

         (j)   With  respect to this  Section  3.12,  the terms  “Receipt”  and  “Received”  shall mean actual  delivery to the  Certificate  Insurer,  if any,  prior to 12:00 p.m., New York time, on a Business
Day;  delivery  either on a day that is not a Business  Day or after 12:00 p.m.,  New York time,  shall be deemed to be Receipt on the next  succeeding  Business Day. If any notice or  certificate  given under the
Policy by the Securities  Administrator  is not in proper form or is not properly  completed,  executed or delivered,  it shall be deemed not to have been  Received.  The  Certificate  Insurer  shall  promptly  so advise the Securities Administrator and the Securities Administrator may submit an amended notice.

         (k)   All  references  herein to the  ratings  assigned  to the Group V, Group VI,  Group VII,
Group VIII and Group IX  Certificates  and to the  interests  of any  Certificateholders  shall be without regard to the Policy.

                                                ARTICLE IV

                                             THE CERTIFICATES

Section 4.01.    The Certificates.

(a)      The  Depository,  the  Depositor  and the  Securities  Administrator  have  entered into a letter agreement dated as of September 29, 2006 (the  “Depository  Agreement”).  Except as provided in Subsection
4.01(b),  the  Certificates  shall at all times remain  registered  in the name of the  Depository  or its nominee  and  at all  times:  (i)  registration  of  such  Certificates  may  not  be  transferred  by the
Securities  Administrator  except to a successor  to the  Depository;  (ii)  ownership  and  transfers  of registration  of such  Certificates on the books of the Depository  shall be governed by applicable  rules established by the  Depository;  (iii) the Depository  may collect its usual and customary  fees,  charges and expenses from its  Depository  Participants;  (iv) the  Securities  Administrator  shall deal with the
Depository  as  representative  of the  Certificate  Owners  for  purposes  of  exercising  the  rights of
Certificateholders   under  this   Agreement,   and  requests  and   directions  for  and  votes  of  such
representative  shall  not be  deemed  to be  inconsistent  if they are made  with  respect  to  different
Certificate  Owners;  and (v) the  Securities  Administrator  may rely and  shall  be fully  protected  in relying upon information furnished by the Depository with respect to its Depository Participants.

                  All transfers by Certificate  Owners of  Certificates  shall be made in accordance  with the procedures  established by the Depository  Participant or brokerage firm representing such Certificate
Owners.  Each  Depository   Participant  shall  only  transfer   Certificates  of  Certificate  Owners  it
represents or of brokerage  firms for which it acts as agent in accordance  with the  Depository’s  normal procedures.

(b)      If (i)(A) the Depositor  advises the Securities  Administrator  in writing that the Depository is no  longer  willing  or  able  to  properly  discharge  its  responsibilities  as  Depository  and (B) the
Securities  Administrator  or the  Depositor is unable to locate a qualified  successor  within 30 days or
(ii) after the occurrence and  continuation of a default  hereunder,  the  Certificate  Owners of not less than 51% of the  Percentage  Interests of the  Certificates  advise the Securities  Administrator  and the
Depository in writing through the depository  participants  that the  continuation of a book-entry  system with  respect to the  Certificates  through the  Depository  (or its  successor)  is no longer in the best interests of the Certificate Owners,  then the Securities  Administrator shall request that the Depository notify all Certificate  Owners of the occurrence of any such event and of the  availability of definitive, fully  registered  Certificates  (the  “Definitive  Certificates”)  to Certificate  Owners  requesting the same. Upon surrender to the Securities  Administrator of the  Certificates by the Depository,  accompanied by registration  instructions from the Depository for  registration,  the Securities  Administrator  shall issue the  Definitive  Certificates.  Neither the  Depositor  nor the  Securities  Administrator  shall be liable  for any  delay in  delivery  of such  instructions  and may  conclusively  rely on,  and  shall be protected in relying on, such instructions.

(c)      The  Certificates  shall be  substantially  in the  forms set  forth in  Exhibit  A  hereto.  The
Certificates  shall be executed  by manual  signature  on behalf of the  Securities  Administrator  in its capacity  as  securities  administrator  hereunder  by an  authorized  officer.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Securities
Administrator  shall be entitled to all benefits under this Agreement,  subject to the following sentence, notwithstanding  that such  individuals  or any of them have  ceased  to hold  such  offices  prior to the authentication  and  delivery  of such  Certificates  or did not  hold  such  offices  at the date of such
Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any Certificate shall be conclusive evidence,  and the only evidence,  that such Certificate has been duly  authenticated  and  delivered  hereunder.  All  Certificates  shall  be  dated  the  date  of  their authentication.

                  Pending the preparation of Definitive  Certificates,  the Securities  Administrator  may
sign  and  the  Certificate   Registrar  may  authenticate   temporary   Certificates  that  are  printed,
lithographed or typewritten,  in authorized denominations for Certificates,  substantially of the tenor of the  Definitive  Certificates  in lieu of which  they are  issued  and with such  appropriate  insertions, omissions,  substitutions  and other variations as the officers or authorized  signatories  executing such
Certificates  may  determine,  as  evidenced  by  their  execution  of  such  Certificates.  If  temporary
Certificates  are  issued,  the  Depositor  will cause  Definitive  Certificates  to be  prepared  without unreasonable  delay. After the preparation of Definitive  Certificates,  the temporary  Certificates shall be exchangeable  for Definitive  Certificates  upon surrender of the temporary  Certificates at the office of the Securities  Administrator,  without charge to the Holder.  Upon surrender for  cancellation  of any one or  more  temporary  Certificates,  the  Securities  Administrator  shall  sign  and  the  Certificate
Registrar  shall  authenticate  and deliver in exchange  therefor a like aggregate  principal  amount,  in authorized  denominations,  of Definitive  Certificates.  Until so exchanged,  such temporary Certificates shall in all respects be entitled to the same benefits as Definitive Certificates.

(d)      The Certificates  will be initially  registered as a single  Certificate held by a nominee of the
Depository,  and beneficial  interests will be held by investors through the book-entry  facilities of the
Depository in minimum denominations of $100,000 and increments of $1 in excess thereof.

Section 4.02.    Registration of Transfer and Exchange of Certificates.

(a)      At all times  during the term of this  Agreement,  there shall be  maintained  at the office of a registrar  (the  “Certificate  Registrar”) a register (the  “Certificate  Register”) in which,  subject to such reasonable  regulations as the Certificate  Registrar may prescribe,  the Certificate Registrar shall provide for the  registration  of  Certificates  and of transfers and exchanges of  Certificates as herein provided.  The  Securities  Administrator  is initially  appointed (and hereby agrees to act in accordance with the  terms  hereof)  as  Certificate  Registrar  for the  purpose  of  registering  Certificates  and transfers and exchanges of Certificates as herein  provided.  For so long as the Securities  Administrator acts  as  Certificate  Registrar,  its  Corporate  Trust  Office  shall  constitute  the  offices  of  the
Certificate  Registrar maintained for such purposes.  The Certificate  Registrar may appoint, by a written instrument  delivered to the Depositor,  any other bank or trust company to act as  Certificate  Registrar under  such  conditions  as the  predecessor  Certificate  Registrar  may  prescribe,  provided  that  the predecessor  Certificate  Registrar  shall  not be  relieved  of any of  its  duties  or  responsibilities hereunder  by reason of such  appointment.  If the  Securities  Administrator  resigns  or is  removed  in accordance with the terms hereof,  the successor  Securities  Administrator  shall immediately  succeed to its predecessor’s duties as Certificate  Registrar.  The Depositor and the Securities  Administrator shall have the right to inspect the  Certificate  Register or to obtain a copy thereof at all reasonable  times, and to rely conclusively  upon a certificate of the Certificate  Registrar as to the information set forth in the Certificate Register.

                  Every  Certificateholder  agrees  with  the  Certificate  Registrar  and the  Securities
Administrator  that neither the  Certificate  Registrar,  nor the Securities  Administrator  shall be held accountable  by reason of the  disclosure  of any such  information  as to the names and  addresses of the
Certificateholders hereunder, regardless of the source from which such information was derived.

(b)      Subject to the  preceding  subsections,  upon  surrender  for  registration  of  transfer  of any
Certificate  at the offices of the  Certificate  Registrar  maintained  for such purpose,  the  Securities
Administrator  shall execute and the Certificate  Registrar shall authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new  Certificates  of a like aggregate  Percentage
Interest.

(c)      At the  option of any  Holder,  its  Certificates  may be  exchanged  for other  Certificates  of authorized  denominations of a like aggregate Percentage  Interest,  upon surrender of the Certificates to be  exchanged  at the offices of the  Certificate  Registrar  maintained  for such  purpose.  Whenever any
Certificates  are so  surrendered  for  exchange,  the  Securities  Administrator  shall  execute  and the
Certificate Registrar shall authenticate and deliver the Certificates which the  Certificateholder  making the exchange is entitled to receive.

(d)      Every  Certificate  presented or  surrendered  for transfer or exchange  shall (if so required by the Securities  Administrator) be duly endorsed by, or be accompanied by a written  instrument of transfer in the form  satisfactory  to the  Securities  Administrator  duly executed by, the Holder  thereof or his attorney duly authorized in writing.

(e)      No  service  charge  shall be made for any  transfer  or  exchange  of  Certificates  (except  as provided in Section  4.05 with  respect to the  exchange of any  Exchangeable  Certificates  or  Exchanged
Certificates),  but the Securities  Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(f)      All  Certificates  surrendered  for transfer and exchange  shall be destroyed by the  Certificate
Registrar without liability on its part.

Section 4.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated  Certificate is surrendered to the  Certificate  Registrar,  or the
Securities  Administrator  and the Certificate  Registrar  receive  evidence to their  satisfaction of the destruction,  loss or theft of any Certificate,  and (ii) (except in the case of a mutilated  Certificate)
there  is  delivered  to the  Securities  Administrator  and the  Certificate  Registrar  such  agreement, security or indemnity as may be required by them to save each of them  harmless,  then,  in the absence of notice to the  Securities  Administrator  or the  Certificate  Registrar  that such  Certificate  has been acquired  by a bona fide  purchaser,  the  Securities  Administrator  shall  execute  and the  Certificate
Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen  Certificate,  a new Certificate of like tenor and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Securities  Administrator  may require the payment by the  Certificateholder  of a sum sufficient to cover any tax or other governmental  charge that may be imposed in relation thereto.  Any duplicate  Certificate issued pursuant to this Section shall constitute  complete and  indefeasible  evidence of ownership in the
Trust Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate shall be found at any time.

Section 4.04.     Persons Deemed Owners.

                  Prior to due presentment of a Certificate for  registration of transfer,  the Depositor, the  Trustee,  the  Certificate  Insurer  (with  respect to the Insured  Certificates  for the Term of the
Policy) the  Securities  Administrator,  the  Certificate  Registrar and any agent of the  Depositor,  the
Trustee,  the Certificate  Insurer,  the Securities  Administrator or the Certificate  Registrar may treat the Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 3.05 and for all other purposes  whatsoever,  and none of the Depositor, the Trustee, the Securities  Administrator,  the Certificate Registrar nor any agent of the
Depositor,  the Trustee,  the Securities  Administrator or the Certificate  Registrar shall be affected by notice to the contrary.

Section 4.05.      Exchangeable Certificates.

         (a)       Upon the presentation  and surrender by any Holder of its  Exchangeable  Certificates in
the  appropriate  combination as set forth on Schedule B, such Holder shall  hereunder  transfer,  assign, set over and otherwise  convey to the  Securities  Administrator,  all of such Holder’s  right,  title and interest in and to such  Exchangeable  Certificates,  including all payments of interest  thereon received after the month of the exchange.

         The  Securities   Administrator   acknowledges   the  transfer  and  assignment  of  Exchangeable
Certificates  pursuant  to the  foregoing  paragraph,  and hereby  declares  that it will hold the same in trust for the Certificateholders on the terms in this Agreement contained.

         (b)        Exchangeble  Certificates  shall  be  exchangeable  on the  books  of DTC for  Exchanged
Certificates,  and  Exchanged  Certificates  shall be  exchangeable  on the books of DTC for  Exchangeable
Certificates,  on and after the Closing Date and for the one-year  period  following  the Closing Date, by notice  to the  Securities  Administrator  substantially  in the forms of  Exhibit G hereto  and under the terms and conditions hereinafter set forth.

           In  the  case  of  each  Combination  Group,   Certificates  of  the  Classes  of  Exchangeable
Certificates in such  Combination  Group shall be exchangeable  for Certificates of the Class of Exchanged
Certificates  related  to such  Combination  Group in  respective  denominations  determined  based on the proportion  that the initial  principal  amounts of such  Exchangeable  Certificates  bear to the original notional  amounts  of the  related  Exchanged  Certificates,  as set  forth in  Schedule  B. Upon any such exchange the portions of the Exchangeable  Certificates  designated for exchange shall be deemed cancelled and  replaced  by the  Exchanged  Certificate  issued in  exchange  therefor.  Correspondingly,  Exchanged
Certificates  related to a Combination  Group may be further  designated for exchange for  Certificates of the Exchangeable  Classes in such Combination  Group in respective  denominations  determined based on the proportion  that the initial  principal  amounts of such  Exchangeable  Certificates  bear to the original notional  amounts of the  related  Exchanged  Certificates,  as set forth in Schedule B. There shall be no limitation  on the number of exchanges  authorized  pursuant to this  Section  4.05.  Certificates  may be exchanged  pursuant to this  Section 4.05 for a period of one year from the Closing  Date,  after which no exchanges  will be permitted to be made,  and,  except as provided in the following  paragraph,  no fee or other  charge  shall  be  payable  to the  Trustee,  the  Securities  Administrator  or DTC in  connection therewith.

         In  order to  effect  an  exchange  of  Certificates,  the  Certificateholder  shall  notify  the
Securities    Administrator    in    writing    or    by    e-mail    at    William.August@wellsfargo.com,
Michelle.Y.Treadwell@wellsfargo.com  and  GCTSSPGTEAMB-2@wellsfargo.com  no later than seven Business Days before the proposed  exchange  date. The exchange date may be any Business Day from and including the 25th day of the  month  to the  second  to the  last  Business  Day  of the  month  subject  to the  Securities
Administrator’s  approval.  The notice must be on the  Certificateholder’s  letterhead,  carry a medallion stamp  guarantee  and set forth the following  information:  the CUSIP number of both  Certificates  to be exchanged and Certificates to be received;  Current  Principal  Balance or Current Notional Amount and the
original   principal   balance  or   notional   amount  of  the   Certificates   to  be   exchanged;   the
Certificateholder’s  DTC participant  number;  and the proposed exchange date. After receiving the notice, the Securities  Administrator shall e-mail the  Certificateholder  with wire payment instructions relating to the exchange fee. The  Securities  Administrator  will notify the  Depositor of the proposed  exchange, and the  Depositor  or an  affiliate of the  Depositor  will apply for the CUSIP number for the  Exchanged
Certificate  or  Certificates  to be issued.  The  Securities  Administrator  will utilize the Deposit and
Withdrawal  System at DTC to  exchange  the  certificates.  A notice  becomes  irrevocable  on the seventh
Business Day before the proposed exchange date.

         Notwithstanding  any other  provision  herein set forth, a fee shall be payable to the Securities
Administrator in connection with each exchange equal to $5,000.

         The Securities  Administrator  shall make the first  distribution on an Exchanged  Certificate or an  Exchangeable  Certificate  received  in an  exchange  transaction  on  the  Distribution  Date  in the following  month to the  Certificateholder  of record as of the close of  business  on the last day of the month of the exchange.

                                               ARTICLE V

                               THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 5.01.    Duties of the Trustee and the Securities Administrator.

(a)      Upon receipt of all resolutions,  certificates,  statements, opinions, reports, documents, orders or other  instruments  which are  specifically  required to be furnished to the Trustee or the  Securities
Administrator pursuant to any provision of this Agreement,  the Trustee and the Securities  Administrator,
respectively,  shall  examine them to determine  whether they are in the form  required by this  Agreement
and  the  Underlying  Agreements;   provided,  however,  that  neither  the  Trustee  nor  the  Securities
Administrator  shall  be  responsible  for  the  accuracy  or  content  of  any  resolution,  certificate, statement,  opinion, report, document, order or other instrument furnished hereunder;  provided,  further, that  neither  the Trustee nor the  Securities  Administrator  shall be  responsible  for the  accuracy or verification  of  any  calculation  provided  to it  pursuant  to  this  Agreement.  The  Trustee  or  the
Securities Administrator,  respectively,  shall notify the Certificateholders,  and the Rating Agencies of any such documents  which do not  materially  conform to the  requirements  of this Agreement in the event that the  Trustee  or the  Securities  Administrator,  respectively,  after  so  requesting  of the  party required to deliver the same,  does not  receive  satisfactorily  corrected  documents  or a  satisfactory explanation regarding any such nonconformities.

(b)      No  provision  of this  Agreement  shall be  construed  to relieve the Trustee or the  Securities
Administrator  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)      The duties and  obligations of the Trustee and the Securities  Administrator  shall be determined solely by the express  provisions  of this  Agreement,  neither  the  Trustee nor the  Securities
         Administrator  shall be  liable  except  for the  performance  of  their  respective  duties  and
         obligations  as  are  specifically  set  forth  in  this  Agreement,   no  implied  covenants  or
         obligations   shall  be  read  into  this  Agreement   against  the  Trustee  or  the  Securities
         Administrator  and,  in the  absence of bad faith on the part of the  Trustee  or the  Securities
         Administrator,  respectively,  the Trustee or the  Securities  Administrator,  respectively,  may conclusively  rely,  as to the  truth  of the  statements  and the  correctness  of the  opinions expressed  therein,  upon any certificates or opinions furnished to the Trustee or the Securities
         Administrator, respectively, and conforming to the requirements of this Agreement;

(ii)     Neither the Trustee nor the Securities  Administrator  shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible  Officer or Responsible  Officers of the  Trustee or an  officer of the  Securities  Administrator,  respectively,  unless it shall be proved  that  the  Trustee  or the  Securities  Administrator,  respectively,  was  negligent  in ascertaining the pertinent facts;

(iii)    Neither the Trustee nor the Securities  Administrator  shall be liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the direction of the Certificate Insurer or the Majority  Certificateholders  in accordance with the terms of this
         Agreement,  as to the  time,  method  and  place of  conducting  any  proceeding  for any  remedy available to the Trustee or the Securities Administrator,  respectively,  or exercising any trust or other power conferred upon the Trustee or the Securities  Administrator,  respectively,  under this Agreement;

(iv)     The Securities  Administrator  shall not in any way be liable by reason of any  insufficiency  in any Account  held by or in the name of  Securities  Administrator  unless it is  determined  by a court of competent  jurisdiction that the Securities  Administrator’s gross negligence or willful misconduct  was  the  primary  cause  of  such  insufficiency  (except  to the  extent  that  the
         Securities Administrator is obligor and has defaulted thereon);

(v)      Anything in this  Agreement  to the  contrary  notwithstanding,  in no event shall the Trustee or the Securities  Administrator be liable for special,  indirect or consequential loss or damage of any kind  whatsoever  (including  but not  limited to lost  profits),  even if the Trustee or the
         Securities  Administrator,  respectively,  has been  advised  of the  likelihood  of such loss or damage and regardless of the form of action;

(vi)     None of the Securities  Administrator,  the Depositor or the Trustee shall be responsible for the acts or omissions of the other,  it being  understood  that this Agreement shall not be construed to render them partners, joint venturers or agents of one another;

(vii)    Neither  the  Trustee nor the  Securities  Administrator  shall be required to expend or risk its own  funds or  otherwise  incur  financial  liability  in the  performance  of any of its  duties hereunder,  or in the exercise of any of its rights or powers,  if there is reasonable ground for believing that the repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably  assured to it;  provided that this  provision  shall not be deemed to abrogate the  responsibilities  undertaken  by the Trustee  hereunder  to perform  routine  administrative duties in accordance with the terms of this Agreement;

(viii)   Neither the Trustee nor the Securities  Administrator  shall be deemed to have notice of any fact or circumstance  upon the occurrence of which it may be required to take action  hereunder unless a Responsible  Officer of the Trustee or Securities  Administrator  has actual  knowledge of such event,  fact or  circumstance  or unless  written  notice of any such  event is  received  by the
         Trustee at its Corporate Trust Office;
(ix)     No  provision  in this  Agreement  shall  require  the Trustee to expend or risk its own funds or otherwise  incur any  personal  financial  liability in the  performance  of any of its duties as
         Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for  believing  that  repayment of funds or adequate  indemnity  against such risk or liability is not  reasonably  assured to it;  provided that this  provision  shall not be deemed to abrogate the  responsibilities  undertaken by the Trustee  hereunder to perform routine administrative duties in accordance with the terms hereof; and

(x)      Except for those  actions that the Trustee or the  Securities  Administrator  is required to take hereunder,  neither the Trustee nor the  Securities  Administrator  shall have any  obligation or liability  to take any action or to refrain  from taking any action  hereunder  in the absence of written direction as provided hereunder.

Section 5.02.     Certain Matters Affecting the Trustee and the Securities Administrator.

                  Except as otherwise provided in Section 5.01:

(i)      The  Trustee  and the  Securities  Administrator  may rely and  shall be  protected  in acting or refraining  from acting in reliance on any  resolution,  Officers’  Certificate,  certificate  of auditors or any other certificate,  statement,  instrument,  opinion,  report,  notice,  request, consent,  order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The Trustee and the  Securities  Administrator  may consult  with  counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete  authorization  and protection  with respect  to any  action  taken or  suffered  or  omitted  by it  hereunder  in good  faith and in accordance with such advice or Opinion of Counsel;

(iii)    Neither the Trustee nor the  Securities  Administrator  shall be under any obligation to exercise any of the trusts or powers  vested in it by this  Agreement,  other than its  obligation to give notices pursuant to this Agreement,  or to institute,  conduct or defend any litigation hereunder or in  relation  hereto at the  request,  order or  direction  of any of the  Certificateholders, pursuant to the provisions of this Agreement,  unless such Certificateholders  shall have offered to the Trustee or the Securities Administrator,  as applicable,  reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)     Neither the Trustee nor the Securities  Administrator  shall be liable in its individual capacity for  any  action  taken,  suffered  or  omitted  by it in good  faith  and  believed  by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      Neither the Trustee nor the  Securities  Administrator  shall be bound to make any  investigation into  the  facts  or  matters  stated  in any  resolution,  certificate,  statement,  instrument, opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document, but the  Trustee  or the  Securities  Administrator,  in its  discretion,  may make such  further inquiry or  investigation  into such facts or matters as it may see fit,  and,  if the Trustee or the Securities  Administrator  shall determine to make such further inquiry or investigation,  it shall be  entitled  to the  extent  reasonable  under the  circumstances  to  examine  the books, records and premises of such Person, personally or by agent or attorney;

(vi)     The Trustee and the Securities  Administrator  may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either  directly or by or through agents or attorneys and shall not be liable for the default or  misconduct  of any such agents or  attorneys  if selected  with reasonable care; and

(vii)    The right of the  Trustee or the  Securities  Administrator  to  perform  any  discretionary  act enumerated in this  Agreement  shall not be construed as a duty,  and neither the Trustee nor the
         Securities  Administrator  shall  be  accountable  for  other  than  its  negligence  or  willful misconduct in the performance of any such act.

Section 5.03.    Trustee  and  Securities  Administrator  Not  Liable for  Certificates  or  Underlying
                 Certificates.

                  The  recitals  contained  herein  and in the  Certificates  (other  than the  statements attributed  to, and the  representations  and  warranties  of, the  Trustee  in  Section  2.03(b)  and the signature and  countersignature  of the Certificate  Registrar on the Certificates)  shall be taken as the statements  of the  Depositor,  and neither the Trustee nor the  Securities  Administrator  shall have any responsibility  for their  correctness.  Neither the Trustee nor the  Securities  Administrator  makes any representation  as to the validity or sufficiency of this Agreement  (other than as specifically set forth in Section 2.03(b)),  the Underlying  Agreements,  the Policy or of the Certificates  (other than that the
Certificates  shall be duly and validly executed by the Securities  Administrator  and authenticated by it as  Certificate  Registrar)  or of the  Underlying  Certificates  or any  related  document.  Neither  the
Trustee or the Securities  Administrator  shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Depositor in respect of the assignment and delivery of the Underlying Certificates.

Section 5.04.     Trustee and Securities Administrator May Own Certificates.

                  The  Trustee  and the  Securities  Administrator  in its  individual  capacity or in any capacity  other than as Trustee or Securities  Administrator  hereunder may become the owner or pledgee of any  Certificates  with  the  same  rights  it  would  have  if it  were  not  Trustee  or the  Securities
Administrator, as applicable, and may otherwise deal with the parties hereto.

Section 5.05.      Trustee’s, Certificate Insurer's and Securities Administrator’s Fees and Expenses.

(a)      The Trustee  shall be  reimbursed  for all expenses  and fees  incurred in  connection  with this agreement by Bear, Stearns or an Affiliate thereof.

(b)      The  Securities  Administrator  shall be reimbursed  for certain  expenses and fees in connection herewith by Bear, Stearns or an Affiliate thereof acceptable to the Securities Administrator.

(c)      The  Certificate  Insurer  shall be  reimbursed  for  certain  expenses  and  fees in  connection herewith by Bear, Stearns or an Affiliate thereof.

(d)      The  Securities  Administrator  and the Trustee and any director,  officer,  employee or agent of the  Securities  Administrator  and the Trustee shall be entitled to be  indemnified  and held harmless by
Bear, Stearns against any loss,  liability or expense (including,  without limitation,  costs and expenses of  litigation,  and of  investigation,  counsel fees and expenses,  damages,  judgments,  amounts paid in settlement and  out-of-pocket  expenses)  arising out of, or incurred in connection  with this  Agreement, the Underlying  Agreements,  the Policy,  the Underlying  Certificates and the Certificates,  the exercise and performance of any of the powers and duties of the Securities  Administrator or the Trustee  hereunder or  thereunder;  provided that neither the Trustee nor the Securities  Administrator  nor any of the other above specified  Persons,  as applicable,  shall be entitled to  indemnification  pursuant to this Section
5.05(c)  for any loss,  liability  or  expense  incurred  by reason of willful  misfeasance,  bad faith or negligence in the performance of the Securities  Administrator’s or the Trustee’s  respective  obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties.

                  The  provisions  of this Section 5.05 shall  survive any  resignation  or removal of the
Trustee or the Securities  Administrator  and appointment of a successor  trustee or successor  securities administrator.

Section 5.06.     Eligibility Requirements for Trustee and Securities Administrator.

                  The  Trustee  and  any  successor  Trustee  and  the  Securities  Administrator  and any
successor  Securities  Administrator shall during the entire duration of this Agreement be a state bank or trust  company or a national  banking  association  organized  and doing  business  under the laws of such state or the United  States of America,  authorized  under such laws to exercise  corporate  trust powers, having a combined  capital,  and  surplus and  undivided  profits of at least  $50,000,000  (or shall be a member of a bank holding system,  the combined  capital and surplus of which is at least  $50,000,000) and subject to supervision or examination by federal or state authority.  If the Trustee  publishes reports of condition at least  annually,  pursuant to law or to the  requirements  of the  aforesaid  supervising  or examining  authority,  then for the  purposes  of this  Section the  combined  capital and surplus of such corporation  shall be deemed to be its total equity  capital  (combined  capital and surplus) as set forth in its  most  recent  report  of  condition  so  published.  The  Trustee  shall  at all  times  meet  the requirements  of Section  26(a)(1) of the Investment  Company Act and shall in no event be an Affiliate of the Depositor or of any Person  involved in the  organization  or operation of the  Depositor.  In case at any time the Trustee or the  Securities  Administrator  shall cease to be eligible in accordance  with the provisions of this Section,  the Trustee or the Securities  Administrator  shall resign immediately in the manner and with the effect specified in Section 5.07.

Section 5.07.      Resignation and Removal of the Trustee and Securities Administrator.

(a)      The Trustee and the Securities  Administrator  may at any time resign and be discharged  from the
Trust hereby created by giving written notice thereof to the Depositor,  the  Certificate  Insurer and the
Certificateholders.  Upon receiving such notice of  resignation,  the Depositor  shall promptly  appoint a successor  Trustee or  successor  Securities  Administrator,  as  applicable,  by written  instrument,  in duplicate,  one  copy  of  which  instrument  shall  be  delivered  to each of the  resigning  Trustee  or
Securities  Administrator,  as  applicable  and the  successor  Trustee or  Securities  Administrator,  as applicable.  If no successor  Trustee or  Securities  Administrator  shall have been so appointed and have accepted  appointment  within 30 days  after the  giving of such  notice  of  resignation,  the  resigning
Trustee or Securities  Administrator may petition any court of competent  jurisdiction for the appointment of a successor Trustee or Securities Administrator.

(b)      If at any time the  Trustee  or the  Securities  Administrator  shall  cease  to be  eligible  in accordance  with the  provisions of Section 5.06 and shall fail to resign after written  request  therefor by the  Depositor  or the  Majority  Certificateholders,  or if at any time the Trustee or the  Securities
Administrator  shall  become  incapable  of acting,  or shall be  adjudged a bankrupt or  insolvent,  or a receiver of the Trustee or the  Securities  Administrator,  as  applicable,  or of its  property  shall be appointed,  or any  public  officer  shall  take  charge  or  control  of the  Trustee  or the  Securities
Administrator,  as  applicable,  or of  its  property  or  affairs  for  the  purpose  of  rehabilitation, conservation  or liquidation,  then the Depositor shall promptly remove the Trustee,  or shall be entitled to remove the  Securities  Administrator,  as  applicable,  and appoint a successor  Trustee or Securities
Administrator,  as applicable,  by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Trustee or Securities  Administrator,  as applicable,  so removed and one copy to the successor Trustee or Securities Administrator, as applicable.

(c)      Majority  Certificateholders  may at any time remove the Trustee or the Securities  Administrator and appoint a successor  Trustee or Securities  Administrator  by written  instrument or  instruments,  in quadruplicate,  signed by such Holders or their  attorneys-in-fact  duly  authorized,  one complete set of which  instruments  shall be delivered to the Depositor,  the Securities  Administrator (if the Trustee is
removed),  the  Trustee  (if  the  Securities   Administrator  is  removed),  the  Trustee  or  Securities
Administrator  so removed and the successor so  appointed.  A copy of such  instrument  shall be delivered to the  Certificateholders by the Depositor.  All reasonable  out-of-pocket costs and expenses incurred in connection  with such removal and replacement of the Trustee,  including  without  limitation,  reasonable attorneys fees and expenses, shall be borne by the party requesting such action.

(d)      No  resignation or removal of the Trustee or the Securities  Administrator  and  appointment of a successor  Trustee or  Securities  Administrator  pursuant to any of the  provisions of this Section shall become effective  except upon  appointment of and acceptance of such appointment by the successor  trustee as provided in Section  5.08 and (ii) no entity may be  appointed  as a  successor  Trustee or  Securities
Administrator if such  appointment  would result in a withdrawal or downgrading of any then current rating assigned to the  Certificates by the Rating Agencies.  As long as the Policy is in effect,  the Trustee or
Securities  Administrator  will send a written notice,  as applicable,  to the Certificate  Insurer of any such resignation, removal or appointment.

Section 5.08.     Successor Trustee and Successor Securities Administrator.

(a)      Any  successor  Trustee or Securities  Administrator  appointed as provided in Section 5.07 shall execute,  acknowledge and deliver to the Depositor,  the Certificateholders and to its predecessor Trustee or Securities  Administrator  an instrument  accepting  such  appointment  hereunder.  The  resignation or removal of the  predecessor  Trustee or  Securities  Administrator  shall then become  effective  and such successor Trustee or Securities Administrator,  without any further act, deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations of its predecessor  hereunder,  with like effect as if originally named as Trustee or Securities  Administrator  herein. The predecessor  Trustee or
Securities  Administrator  shall after payment of its outstanding  fees and expenses  promptly  deliver to the successor  Trustee or  Securities  Administrator,  as  applicable,  the  Underlying  Certificates  and related  documents and statements held by it hereunder,  and the Depositor and the predecessor  Trustee or
Securities  Administrator,  as applicable,  shall execute and deliver such  instruments  and do such other things as may  reasonably  be  required  for more  fully  and  certainly  vesting  and  confirming  in the successor  Trustee or  Securities  Administrator,  as  applicable,  all such  rights,  powers,  duties and obligations.

(b)      No successor  Trustee or Securities  Administrator  shall accept  appointment as provided in this
Section unless at the time of such acceptance  such successor  Trustee or Securities  Administrator  shall be eligible under the provisions of Section 5.06.

(c)      Upon  acceptance of appointment by a successor  Trustee or Securities  Administrator  as provided in this Section,  the successor  Trustee or Securities  Administrator  shall mail notice of the succession of such Trustee or Securities  Administrator  hereunder to all  Certificateholders  at their  addresses as shown in the Certificate  Register,  the  Certificate  Insurer and to the Rating  Agencies.  The Depositor
shall cause such notice to be mailed at the expense of the Depositor.

(d)      Notwithstanding  anything in this Agreement or the Underlying  Agreements to the contrary, in the event  that  the  paying  agent  for the  Underlying  Series  resigns  or is  terminated,  the  Securities
Administrator  (if it was  such  paying  agent)  shall  resign  as  Securities  Administrator  under  this
Agreement  and the Depositor  may appoint the  successor  paying agent as the successor to the  Securities
Administrator hereunder.

Section 5.09.     Merger or Consolidation of Trustee or Securities Administrator.

                  Any state bank or trust company or national  banking  association into which the Trustee or the Securities  Administrator  may be merged or converted or with which it may be  consolidated  or any state bank or trust  company or national  banking  association  resulting  from any merger,  conversion or consolidation  to which the Trustee or the Securities  Administrator,  respectively,  shall be a party, or any state bank or trust company or national banking  association  succeeding to all or  substantially  all of the corporate  trust business of the Trustee or the Securities  Administrator,  respectively,  shall be the  successor of the Trustee or the  Securities  Administrator,  respectively,  hereunder,  provided such state bank or trust company or national  banking  association  shall be eligible  under the  provisions of
Section 5.06. Such  succession  shall be valid without the execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein  to the  contrary  notwithstanding.  The
Trustee or the  Securities  Administrator  shall mail  notice of any such merger or  consolidation  to the
Depositor,  the  Certificate  Insurer  and to the  Certificateholders  at  their  address  as shown in the
Certificate Register.

Section 5.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any other provisions  hereof,  at any time, for the purpose of meeting any legal requirements of any  jurisdiction in which any part of the Trust or property  constituting the same may at the time be located,  the Depositor and the Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee and the Depositor to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust, and to vest in such Person or Persons,  in such capacity,  such title to the
Trust,  or any part thereof,  and,  subject to the other  provisions  of this Section  5.10,  such powers, duties,  obligations,  rights and trusts as the  Depositor  and the  Trustee  may  consider  necessary  or desirable.  No  co-trustee  or  separate  trustee  hereunder  shall  be  required  to meet  the  terms  of eligibility  as a successor  trustee under Section 5.06  hereunder;  provided,  that if the  co-trustee or separate  trustee  does not meet such  eligibility  standards,  the Trustee  shall  remain  liable for its actions  hereunder,  and no notice to  Certificateholders  of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

(b)      If the Depositor  shall not have joined in such  appointment  within 15 days after the receipt by it of a written  request so to do, the Trustee shall have the power to make such  appointment  without the
Depositor.

(c)      In the case of any  appointment  of a  co-trustee  or separate  trustee  pursuant to this Section
5.10, all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee and required to be conferred on such co-trustee  shall be conferred or imposed upon and exercised or performed  jointly by the Trustee and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed  (whether as Trustee  hereunder or as successor to the Master  Servicer  hereunder),  the Trustee shall be  incompetent  or unqualified to perform such act or acts,  in which event such  rights,  powers,  duties and  obligations  (including  the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(d)      Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively  as if given to each of them.  Every instrument  appointing  any  separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and the conditions  of this Article V. Each separate  trustee and  co-trustee,  upon its  acceptance of the trusts conferred,  shall be vested with the estates or  property  specified  in its  instrument  of  appointment, either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting  the liability  of, or affording  protection  to, the Trustee.  Every such  instrument  shall be filed with the Trustee.

(e)      To the extent not  prohibited  by law,  any  separate  trustee or  co-trustee  may,  at any time, request the Trustee,  its agent or attorney-in-fact,  with full power and authority,  to do any lawful act under or with  respect  to this  Agreement  on its  behalf  and in its name.  If any  separate  trustee or co-trustee shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties, rights,  remedies and trusts shall vest in and be  exercised  by the Trustee,  to the extent  permitted by law, without the appointment of a new or successor Trustee.

(f)      No trustee under this  Agreement  shall be personally  liable by reason of any act or omission of another  trustee  under this  Agreement.  The  Depositor  and the Trustee  acting  jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                                               ARTICLE VI

                                              THE DEPOSITOR

Section 6.01.     Liability of the Depositor.

                  The  Depositor  shall  be  liable  in  accordance  herewith  only to the  extent  of the respective obligations specifically imposed upon and undertaken by the Depositor herein.

Section 6.02.     Merger, Consolidation or Conversion of the Depositor.

                  Subject  to the  following  paragraph,  the  Depositor  will  keep  in full  effect  its
existence,   rights  and  franchises  as  a  corporation  under  the  laws  of  the  jurisdiction  of  its incorporation,  and will obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction  in which such  qualification  is or shall be  necessary  to protect the  validity  and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

                  The Depositor  may be merged or  consolidated  with or into any Person,  or transfer all or  substantially  all of its assets to any Person,  in which case any Person resulting from any merger or consolidation  to which the Depositor  shall be a party,  or any Person  succeeding to the business of the
Depositor,  shall be the  successor of the  Depositor  hereunder,  without the  execution or filing of any paper or any  further  act on the part of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

Section 6.03.     Limitation on Liability of the Depositor and Others.

                  Neither the Depositor  nor any of the  directors,  officers,  employees or agents of the
Depositor  shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining  from the taking of any action in good faith pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this  provision  shall not protect the Depositor or any such other
Person  against  any breach of a  representation  or  warranty  made  herein,  or against  any  expense or liability  specifically  required  to be borne  thereby  pursuant  to the terms  hereof,  or  against  any liability  which would otherwise be imposed by reason of willful  misfeasance,  bad faith or negligence in the  performance  of  obligations  or  duties  hereunder,  or by  reason  of  reckless  disregard  of such obligations and duties.  The Depositor and any director,  officer,  employee or agent of the Depositor may rely in good faith on any document of any kind which,  prima facie, is properly  executed and submitted by any Person  respecting  any matters  arising  hereunder.  Provided  that such action is not related to its representations  made in or its  duties  under  this  Agreement,  the  Depositor  shall  not be under  any obligation to appear in,  prosecute or defend any action or  proceeding  unless such action in its opinion does not involve it in any expense or liability.

                                               ARTICLE VII

                                               TERMINATION

Section 7.01.    Termination.

(a)      The respective  obligations and responsibilities of the Depositor,  the Securities  Administrator
and the Trustee  created  hereby with  respect to the  Certificates  (other  than the  obligation  to make certain  payments,  any  obligations  under  Section 5.05 and the  obligation  to send certain  notices to
Certificateholders  as  hereinafter  set forth)  shall  terminate  upon the later of (i) the making of the final  payment  on  or  other  liquidation  of  the  Underlying  Certificates  and  (ii)  the  payment  to
Certificateholders  and the  Certificate  Insurer of all amounts  required to be paid to them  pursuant to this  Agreement;  provided,  however,  that in no event shall the trust created hereby continue beyond the expiration  of  twenty-one  years  from the death of the last  survivor  of the  descendants  of Joseph P.
Kennedy,  the late  ambassador  of the  United  States  to the  Court of St.  James’s,  living on the date hereof.

(b)      The  Securities  Administrator  shall,  in accordance  with Section 7.05,  give a Notice of Final
Distribution to the Holders,  the Depositor,  the Trustee, the Certificate Insurer and the Rating Agencies
as soon as practicable of the  Distribution  Date on which the Securities  Administrator  anticipates that the final distribution will be made on the Certificates, which notice shall:

(i)      specify  the  Distribution  Date on which the final  distribution  is  anticipated  to be made to
         Holders;

(ii)     specify the amount of any such final distribution, if known; and

(iii)    state  that the  final  distribution  to the  Holders  will be made  only  upon  presentment  and surrender of their Certificates at the office of the Securities Administrator therein specified.

If the payment on the Certificates is not made on the anticipated  Distribution  Date for any reason,  the
Securities  Administrator  shall promptly mail notice thereof to each Holder, the Depositor,  the Trustee, the Certificate Insurer and to the Rating Agencies.

(c)      Upon  presentment and surrender of Certificates by the Holders of such  Certificates on the Final
Distribution Date, the Securities  Administrator shall distribute to such  Certificateholders  the amounts otherwise  distributable  to them on such  Distribution  Date pursuant to Section  3.05(a).  Any funds not distributed  on a Final  Distribution  Date  because of the  failure of any  Certificateholders  to tender their Certificates  shall be set aside and held in trust for the account of the appropriate  non-tendering
Certificateholders,  and the Trust Fund shall  terminate.  If any Certificates as to which Notice of Final
Distribution  has  been  given  pursuant  to this  Section  7.01  shall  not  have  been  surrendered  for cancellation  within six months  after the time  specified in such notice,  the  Securities  Administrator shall mail a second  notice to the  remaining  Certificateholders,  at their last  addresses  shown in the
Certificate  Register,  to surrender their  Certificates for  cancellation in order to receive,  from such funds held, the final  distribution  with respect thereto.  If within one year after the second notice any
Certificate  shall  not have  been  surrendered  for  cancellation,  the  Securities  Administrator  shall directly  or  through  an  agent,  take  reasonable  steps to  contact  the  remaining  Certificateholders concerning  surrender  of their  Certificates.  The costs and  expenses of  maintaining  such funds and of contacting  Certificateholders  shall be paid out of the assets  which  remain  held.  If within two years after  the  second  notice  any  Certificates  shall  not have  been  surrendered  for  cancellation,  the
Securities  Administrator  shall  segregate  all amounts  distributable  to the Holders  thereof and shall thereafter  hold such amounts for the benefit of such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held as a result of such  Certificateholder’s  failure to  surrender its Certificate(s) for final payment thereof in accordance with this Section 7.01.

                                               ARTICLE VIII

                                         MISCELLANEOUS PROVISIONS

Section 8.01.    Amendment.

(a)      This  Agreement may be amended from time to time by the Depositor,  the Securities  Administrator and the Trustee,  without the prior  consent of any  Certificateholder  and, with respect to any amendment that  adversely  affects  the  interests  of  any of  the  Holders  of  the  Insured  Certificates  or the
Certificate Insurer, with the prior written consent of the Certificate Insurer:

(i)      to cure any ambiguity;

(ii)     to  correct  or  supplement  any  provisions  herein,  which may be  inconsistent  with any other provisions herein;

(iii)    to make any other  provisions  with respect to matters or questions  arising under this Agreement which shall not be materially inconsistent with the existing provisions of this Agreement;

(iv)     to make such  modifications  as may be  permitted  or required  hereunder  in  connection  with a repurchase of the Underlying Certificates pursuant to Section 2.03(c) hereof; and

(v)      to revise or correct any  provisions to reflect the  obligations of the parties to this Agreement as they relate to Regulation AB;

provided  that with  respect to clause  (iv),  such  amendment  shall not, as  evidenced  by an Opinion of
Counsel  delivered  to the Trustee or a letter  from each Rating  Agency  confirming  that such  amendment shall not result in a downgrade or withdrawal of a rating on any of the  Certificates  (in each case,  the expense  of which  shall be paid for by the  Depositor),  adversely  affect in any  material  respect  the interests of any Certificateholder.

(b)      This  Agreement  may  also  be  amended  from  time  to time  by the  Depositor,  the  Securities
Administrator  and the Trustee with the prior written consent of the Majority  Certificateholders  (or, to the extent any such amendment  only effects a particular  Class of  Certificates,  the holders of at least
50% of the aggregate  Current  Principal  Amount or Current Notional Amount of Certificates of such Class)
for the  purpose  of  adding  any  provisions  to or  changing  in any  manner or  eliminating  any of the provisions  of this  Agreement  or of  modifying  in any  manner  the  rights  of the  Certificateholders;
provided, however, that no such amendment shall:

(i)      reduce in any manner the amount of, or delay the timing of,  payments  which are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate; or

(ii)     modify  the  provisions  of  this  Section  8.01  without  the  consent  of  the  Holders  of all
         Certificates.

(c)      Promptly  after the execution of any such amendment the  Securities  Administrator  shall furnish written  notification  of the  substance  of such  amendment  to each  Certificateholder.  It shall not be necessary for the consent of  Certificateholders  under this Section 7.01 to approve the  particular  form of any  proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance thereof.  The manner of obtaining  such  consents and of  evidencing  the  authorization  of the execution thereof  by  Certificateholders  shall  be  subject  to  such  reasonable  regulations  as the  Securities
Administrator  may  prescribe.  The Securities  Administrator  shall also provide a copy of such amendment or notice to the Rating Agencies and the Certificate Insurer.

(d)      Prior to the  execution  of any  amendment  to this  Agreement,  the Trustee  and the  Securities
Administrator  shall be entitled to receive and rely upon an Opinion of Counsel  addressed  to the Trustee and the  Securities  Administrator  stating that (i) the  execution of such  amendment  is  authorized  or permitted  by this  Agreement  and (ii) will not result in the  imposition  of a tax on the Trust or cause the Trust to fail to be  classified  as a grantor trust under subpart E, part I of subchapter J of chapter
1 of the Code.  The Trustee and the  Securities  Administrator  may, but shall not be obligated  to, enter into any such  amendment  which affects the Trustee’s or the  Securities  Administrator’s  own  respective rights, duties or immunities under this Agreement.

Section 8.02.     Counterparts.

                  This Agreement may be executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 8.03.     Limitation on Rights of Certificateholders.

(a)      The death or incapacity of any  Certificateholder  shall not operate to terminate  this Agreement or the Trust  Fund,  nor  entitle  such  Certificateholder’s  legal  representatives  or heirs to claim an accounting  or to take any action or  proceeding  in any court for a partition  or winding up of the Trust
Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)      No  Certificateholder  shall have any right to vote (except as expressly  provided for herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations  of the parties hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates, be construed so as to  constitute  the  Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder  be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall  have any right by  virtue of any  provision  of this  Agreement  to institute  any suit,  action or  proceeding  in  equity  or at law upon or under or with  respect  to this
Agreement,  unless such  Holder  previously  shall have given to the  Trustee and the  Depositor a written notice of default hereunder,  and of the continuance  thereof, as hereinbefore  provided,  and unless also the  Majority  Certificateholders  shall have made  written  request  upon the Trustee to  institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder  and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and liabilities to be incurred therein or thereby,  and the Trustee,  for 30 days after its receipt of such notice,  request and offer of indemnity,  shall have  neglected or refused to institute  any such action,  suit or  proceeding.  For the prosecution  and  enforcement of the rights granted under this Section,  each and every  Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

(d)      Unless a Certificate  Insurer  Default occurs and is  continuing,  the  Certificate  Insurer will have the  right to  exercise  all  rights,  including  voting  rights,  which the  Certificateholders  of the Insured Certificates are
entitled  to  exercise  under  this  Agreement  and the other  Transaction  Documents.  In  addition,  the
Certificate  Insurer shall have the right to participate  in, to direct the enforcement or defense of, and at the Certificate  Insurer’s sole option,  to institute or assume the defense of, any action,  proceeding or  investigation  for any remedy available to the Trustee with respect to any matter that could adversely affect the Trust or the Trust  Estate  relating to the  Insured  Certificates  or the  related  Underlying
Certificates,  or the rights or  obligations  of the  Certificate  Insurer,  under this  Agreement and the other Transaction  Documents,  including (without  limitation) any insolvency or bankruptcy  proceeding in respect of the  Depositor  or any  affiliate  thereof.  Following  written  notice to the  Trustee and the
Securities  Administrator,  the Certificate  Insurer shall have the exclusive  right to determine,  in its sole discretion,  the actions  necessary to preserve and protect the Trust or the Trust Estate relating to the  Insured  Certificates  or the related  Underlying  Certificates.  The  Certificate  Insurer  shall be entitled to reimbursement by the Trust for all costs and expenses  incurred in connection with such action,  proceeding or  investigation,  including  (without  limitation)  reasonable  attorney’s  fees  and  any  judgment  or settlement entered into affecting the Certificate Insurer or the Certificate Insurer’s interests.

(e)      The  Certificate  Insurer is an intended  third-party  beneficiary of this Agreement with respect to the rights of the Classes of Insured  Certificates.  Any right  conferred  to the  Certificate  Insurer shall be suspended  after the occurrence and during the  continuation  of a Certificate  Insurer  Default.
During any period of suspension,  the Certificate  Insurer's rights hereunder shall vest in the Holders of the Insured  Certificates (to the extent such Holders otherwise has such rights  hereunder).  At such time as the Current  Principal Amount of the Insured  Certificates has been reduced to zero and the Certificate
Insurer has been  reimbursed for all amounts to which it is entitled  hereunder  pursuant to Section 3.05, the Certificate Insurer's rights hereunder shall terminate.

Section 8.04.     Governing Law.

                  This Agreement and the  Certificates  shall be construed in accordance  with the laws of the State of New York applicable to agreements  made and to be performed in said state (without  reference to the conflicts of law  provisions of such state,  other than Sections  5-1401 and 5-1402 of the New York
General  Obligations  Laws,  which shall apply hereto),  and the  obligations,  rights and remedies of the parties hereunder and the Certificateholders shall be determined in accordance with such laws.

Section 8.05.     Notices.

                  All  communications  provided for or permitted  hereunder  shall be in writing and shall be deemed to have been duly given when  delivered to: (a) in the case of the Depositor,  Structured  Asset
Mortgage  Investments  II Inc., 245 Park Avenue,  New York,  New York 10167,  or such other address as may hereafter  be  furnished  to the Trustee in writing by the  Depositor;  (b) in the case of the  Securities
Administrator,  P.O. Box 98, Columbia,  Maryland 21046 (or, for overnight  deliveries,  9062 Old Annapolis
Road,  Columbia,  Maryland  21045),  Attn:  Client Manager - BALTA  2006-R1,  or such other address as may hereafter  be furnished to the  Depositor  in writing by the Trustee;  (c) in the case of the Trustee,  to its  Corporate  Trust Office;  (d) in the case of S&P,  Standard & Poor’s,  a division of The  McGraw-Hill
Companies,  Inc.,  55 Water  Street,  New  York,  New York  10041;  (e) in the  case of  Moody’s,  Moody's
Investors  Service,  Inc.,  99  Church  Street,  New  York,  New  York  10007;  and (f) in the case of the
Certificate  Insurer,  Ambac  Assurance  Corporation,  One State Street Plaza,  New York,  New York 10004,
Attention:  Bear Stearns  ALT-A Trust 2006-R1  (telecopy  number  212-208-3547),  or such other address as may be furnished to the other parties hereto in writing.

Section 8.06.     Severability of Provisions.

                  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall  be  deemed  severable  from  the  remaining  covenants,  agreements,  provisions  or  terms of this
Agreement  and shall in no way affect the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the Holders thereof.

Section 8.07.     Successors and Assigns.

                  The provisions of this  Agreement  shall be binding upon and inure to the benefit of the respective  successors  and  assigns of the parties  hereto,  and all such  provisions  shall inure to the benefit of the Certificateholders.

Section 8.08.     Article and Section Headings.

                  The article and section  headings  herein are for  convenience  of reference  only,  and shall not limit or otherwise affect the meaning hereof.

Section 8.09.     Notices to Rating Agencies.

                  The  Securities  Administrator  shall  notify the Rating  Agencies at such time as it is otherwise  required  pursuant  to this  Agreement  to give notice of the  occurrence  of any of the events described  in clauses  (a),  (b),  or (e) below or provide a copy to the Rating  Agencies  at such time as otherwise  required to be  delivered  pursuant to this  Agreement of each of the  statements  described in clauses (c) and (e) below:

(a)      a material change or amendment to this Agreement,

(b)      the  termination or appointment of a successor  Trustee or Securities  Administrator  or a change in the majority ownership of the Trustee or the Securities Administrator,

(c)      the  monthly  distribution   statement  required  to  be  made  available  or  delivered  to  the
         Certificateholders pursuant to Section 3.06,

(d)      Notice of Final Distribution required to be delivered pursuant to Section 7.01(b), and

(e)      a change in the location of the Certificate Account.

                  The Depositor shall notify the Rating Agencies of any change in its identity.

Section 8.10.    Acts  of  Certificateholders.   (a)  Any  request,  demand,  authorization,   direction,
notice,   consent,  waiver  or  other  action  provided  by  this  Agreement  to  be  given  or  taken  by
Certificateholders  may be embodied in and evidenced by one or more instruments of  substantially  similar tenor signed by such  Certificateholders  in person or by an agent duly  appointed  in writing.  Except as herein  otherwise  expressly  provided,  such  action  shall  become  effective  when such  instrument  or instruments  are  delivered  to the Trustee or the  Securities  Administrator  and,  where it is expressly required,  to the  Depositor.  Proof of execution of any such  instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this  Agreement and  conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 8.10.

(b)      The fact and date of the  execution  by any  Person  of any such  instrument  or  writing  may be proved by the  affidavit of a witness of such  execution or by a  certificate  of a notary public or other officer authorized by law to take  acknowledgments  of deeds,  certifying that the individual signing such instrument or writing  acknowledged  to him the  execution  thereof.  Where such  execution is by a signer acting in a capacity other than his or her individual  capacity,  such certificate or affidavit shall also constitute  sufficient  proof of his or her  authority.  The fact  and date of the  execution  of any such instrument or writing,  or the authority of the  individual  executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)      The  ownership of  Certificates  (notwithstanding  any notation of ownership or other  writing on such Certificates,  except an endorsement in accordance with Section 4.02 made on a Certificate  presented in accordance  with Section 4.04) shall be proved by the  Certificate  Register,  and neither the Trustee, the Securities  Administrator,  the Depositor, nor any successor to either such party shall be affected by any notice to the contrary.

(d)      Any request,  demand,  authorization,  direction,  notice, consent, waiver or other action of the holder of any Certificate  shall bind every future holder of the same  Certificate and the holder of every
Certificate  issued upon the  registration  of transfer or exchange  thereof,  if  applicable,  or in lieu thereof  with respect to anything  done,  omitted or suffered to be done by the  Trustee,  the  Securities
Administrator,  the Depositor,  or any successor to either such party in reliance thereon,  whether or not notation of such action is made upon such Certificates.

(e)      In determining  whether the Holders of the requisite  Percentage  Interest of  Certificates  have given any request, demand,  authorization,  direction,  notice, consent or waiver hereunder,  Certificates owned by the Trustee,  the  Securities  Administrator  or the Depositor or any Affiliate  thereof shall be disregarded,  except that, in  determining  whether the Trustee or the Securities  Administrator  shall be protected in relying upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Certificates which the Trustee or the Securities Administrator,  as applicable,  knows to be so owned shall  be so  disregarded.  Certificates  which  have  been  pledged  in good  faith to the  Trustee,  the
Securities  Administrator or the Depositor or any Affiliate  thereof may be regarded as outstanding if the pledgor  establishes  to the  satisfaction  of the Trustee or the Securities  Administrator  the pledgor’s right to act with  respect to such  Certificates  and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator or the Depositor, as the case may be.

                  IN WITNESS WHEREOF,  the Depositor,  the Securities  Administrator  and the Trustee have caused their names to be signed hereto by their  respective  duly authorized  officers,  all as of the day and year first above written.

                                                    STRUCTURED ASSET MORTGAGE
                                                    INVESTMENTS II INC., as Depositor

                                                    By:__/s/ Baron Silverstein________________
                                                    Name: Baron Silverstein
                                                    Title: Vice President

                                                    WELLS FARGO BANK, N.A., as Securities
                                                    Administrator

                                                    By:__/s/ Stacey Taylor_____________________
                                                    Name: Stacey Taylor
                                                    Title: Vice President

                                                    JPMORGAN CHASE BANK, NATIONAL
                                                    ASSOCIATION, as Trustee

                                                    By:__/s/ Mirela Cabej______________________
                                                    Name: Mirela Cabej
                                                    Title: Trust Officer

STATE OF NEW YORK                      )
                                             ss.:
COUNTY OF NEW YORK                     )

                  On the 29th day of September, 2006 before me, a notary public in and for said State, personally appeared _______________________ known to me to be the ___________________ of Structured
Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                             ________________________________________
                                                             Notary Public

[Notarial Seal]                                              Commission Expires:

STATE OF NEW YORK                               )
                                                      ss.:
COUNTY OF NEW YORK                              )

                  On the 29th day of September, 2006 before me, a notary public in and for said State, personally appeared _______________________ known to me to be an ____________________ of Wells Fargo
Bank, N.A., the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                             Notary Public

[Notarial Seal]                                              Commission Expires:

STATE OF MASSACHUSETTS                 )
                                             ss.:
COUNTY OF SUFFOLK                      )

                  On the 29th day of  September,  2006  before me, a notary  public in and for said State, personally appeared  _______________________  known to me to be the  ___________________ of JPMorgan Chase
Bank,  National  Association,  the national banking  association that executed the within instrument,  and also known to me to be the person who  executed it on behalf of said  national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                             Notary Public

[Notarial Seal]                                              Commission Expires:

                                               EXHIBIT A-1

                                       FORM OF CLASS A CERTIFICATE

                                         CLASS A-[ ] CERTIFICATE

                  THE CURRENT  PRINCIPAL  AMOUNT OF THIS  CERTIFICATE  WILL BE DECREASED BY THE  PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE
CERTIFICATES,  THE CURRENT  PRINCIPAL  AMOUNT OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION
SHOWN BELOW.  ANYONE ACQUIRING THIS  CERTIFICATE MAY ASCERTAIN ITS CURRENT  PRINCIPAL AMOUNT BY INQUIRY OF
THE SECURITIES ADMINISTRATOR NAMED HEREIN.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY
TRUST COMPANY TO THE  SECURITIES  ADMINISTRATOR  OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE OR
PAYMENT,  AND ANY  CERTIFICATE  ISSUED WILL BE  REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY AND ANY PAYMENT WILL BE MADE
TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS
WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [FOR EXCHANGEABLE CERTIFICATES] [THIS CLASS A-[ ] CERTIFICATE IS AN EXCHANGEABLE  CERTIFICATE  AND, SUBJECT TO THE TERMS
AND CONDITIONS OF THE AGREEMENT, MAY BE EXCHANGED FOR THE EXCHANGED CERTIFICATES.]

                  [FOR EXCHANGED CERTIFICATES] [THIS CLASS A-[  ] CERTIFICATES IS AN EXCHANGED CERTIFICATE AND, SUBJECT
TO THE TERMS AND CONDITIONS OF THE AGREEMENT.  MAY BE EXCHANGED FOR EXCHANGEABLE CERTIFICATES.]

Certificate No. [  ]                                       Variable Pass-Through Rate

Class A-[  ]

Date of Pooling Agreement:                                 Aggregate Initial Current Principal Amount of all
As of September 29, 2006                                   Certificates of this Class as of the Closing Date:
                                                           $[         ]

First Distribution Date:                                   Initial Current Principal Amount of this Certificate as of
October 25, 2006                                           the Closing Date:
                                                           $[         ]

Securities Administrator:                                  CUSIP: [         ]
Wells Fargo Bank, N.A.

Assumed Final Distribution Date:
[_______], 203[_]

                                     BEAR STEARNS ALT-A TRUST 2006-R1
                                    MORTGAGE PASS-THROUGH CERTIFICATE
                                              SERIES 2006-R1

         evidencing a Percentage Interest in the distributions allocable to the Class A-[  ]
         Certificates with respect to a Trust Fund consisting primarily of the Underlying
         Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                  This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not represent an obligation of or interest in Structured  Asset  Mortgage  Investments II Inc., the Securities
Administrator  or the Trustee  referred to below or any of their  affiliates or any other person.  Neither this  Certificate nor the related  Underlying  Certificate  are guaranteed or insured by any  governmental entity or by Structured  Asset Mortgage  Investments II Inc., the Securities  Administrator or the Trustee
or any of their affiliates or any other person other than with respect to the Insured  Certificates  which are Insured by the  Certificate  Insurer.  None of Structured  Asset  Mortgage  Investments  II Inc.,  the
Securities  Administrator,  the Trustee or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This  certifies  that  Cede & Co. is the  registered  owner of the  Percentage  Interest evidenced  hereby  in the  beneficial  ownership  interest  of  Certificates  of the  same  Class  as this
Certificate  in a trust (the “Trust Fund”)  primarily  consisting of the Underlying  Certificates  sold by
Structured  Asset Mortgage  Investments II Inc.  (“SAMI II”).  The  Underlying  Certificates  were sold by
Bear,  Stearns & Co.  Inc.  to SAMI II. The Trust Fund was  created  pursuant  to the  Pooling  Agreement, dated as of the Closing Date,  (the  “Agreement”),  among SAMI II, as depositor (the  “Depositor”),  Wells
Fargo, as securities  administrator  (the “Securities  Administrator”)  and JPMorgan Chase Bank,  National
Association as trustee (the “Trustee”),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning ascribed  to them in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue  during the month prior to the month in which a  Distribution  Date (as  hereinafter  defined)  occurs on the Current  Principal  Amount hereof at a per annum rate equal to the  Pass-Through  Rate as described in the Agreement.  The  Securities  Administrator will  distribute  on the  25th  day of each  month,  or,  if such  25th  day is not a  Business  Day,  the immediately  following  Business Day (each, a “Distribution  Date”),  commencing on the First Distribution
Date  specified  above,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the calendar  month  preceding the month of such  Distribution  Date, an amount equal to the product of Percentage  Interest  evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to be distributed  to the Holders of  Certificates  of the same
Class as this Certificate.

                  Distributions  on this  Certificate  will be made  by the  Securities  Administrator  by check mailed to the address of the Person  entitled  thereto as such name and address  shall appear on the
Certificate  Register or, if such Person so requests by notifying the Securities  Administrator in writing as specified in the Agreement by wire  transfer.  Notwithstanding  the above,  the final  distribution  on this  Certificate  will be made after due notice by the Securities  Administrator  of the pendency of such distribution  and only  upon  presentation  and  surrender  of this  Certificate  at the  office or agency appointed by the  Securities  Administrator  for that purpose and  designated in such notice.  The Initial
Current  Principal  Amount of this  Certificate is set forth above.  The Current  Principal  Amount hereof will be reduced to the extent of  distributions  allocable  to principal  hereon and any  Realized  Losses allocable hereto.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face hereof (the  “Certificates”).  The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely  to the  Trust  Fund  for  payment  hereunder  and  that  none  of the  Depositor,  the  Securities
Administrator  or the  Trustee  are liable to the  Certificateholders  for any amount  payable  under this
Certificate or the Agreement or, except as expressly  provided in the Agreement,  subject to any liability under the Agreement.

                  This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the  interests,  rights and  limitations  of rights,  benefits,  obligations  and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator and the Trustee.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment thereof and the  modification of the rights and  obligations of the Depositor,  the Securities  Administrator  and
the  Trustee  and the  rights  of the  Certificateholders  under  the  Agreement  from time to time by the parties  thereto  with the  consent  of the  Holders  of  Certificates,  evidencing  Percentage  Interests aggregating  not less  than 51% of the  Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of affected  Classes  evidencing such percentage of the Percentage  Interests  thereof).  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all future
Holders of this  Certificate  and of any  Certificate  issued upon the  transfer  hereof or in lieu hereof whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also permits the amendment  thereof,  in certain  limited  circumstances,  without the consent of the Holders of any of the
Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate  is  registrable  with the  Certificate  Registrar  upon  surrender  of this
Certificate  for  registration  of  transfer  at the  offices or  agencies  maintained  by the  Securities
Administrator for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the  Securities  Administrator  duly executed by the Holder hereof or such Holder’s attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  in  authorized denominations  representing  a like  aggregate  Percentage  Interest  will  be  issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without coupons in the
Classes  and  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing  the same Class and in the same  aggregate  Percentage  Interest,  as  requested  by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such  registration of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.  The Depositor,  the Securities  Administrator, the  Trustee  and any  agent of any of them may  treat  the  Person  in whose  name  this  Certificate  is
registered  as  the  owner  hereof  for  all  purposes,   and  none  of  the  Depositor,   the  Securities
Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

                  [For Exchangeable Certificates] [As  provided in the  Agreement  and subject to certain  limitations  therein set forth, this  Certificate  is  exchangeable  for  a  proportionate  interest  in  an  Exchanged  Certificate  in a
Combination  Group.  In  connection  with  each  such  exchange,  the  Certificateholder   shall  pay  the
Securities  Administrator a fee equal to $5,000 for such exchange  request.  The Securities  Administrator shall make the first  distribution on a Certificate in such exchange  transaction on the Distribution Date in the following month to the  Certificateholder  of record as of the close of business on the last day of the month of the exchange.]

                  [For Exchanged Certificates]  [As provided in the Agreement and subect to certain limitations therein set forth, this Certificate is exchangeable for a proportionate interest in one or more Exchangeable
Certificates in a Combination Group.  In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request.

                  The  obligations  created by the  Agreement  and the Trust Fund created  thereby  (other than the  obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the
Agreement)  shall  terminate  upon  the  earlier  of (i) the  making  of the  final  payment  on or  other liquidation  of the  Underlying  Certificate,  or (ii) the  payment to  Certificateholders  of all amounts required to be paid to them pursuant to the Agreement.  In no event,  however, will the Trust Fund created by the  Agreement  continue  beyond  the  expiration  of 21  years  after  the  death of  certain  persons identified in the Agreement.

                  Unless  this  Certificate  has been  countersigned  by an  authorized  signatory  of the
Securities  Administrator  by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the  Securities  Administrator  has caused this  Certificate to be duly executed.

Dated: September 29, 2006                                     WELLS FARGO BANK, N.A.
                                                              Not in its individual capacity but solely
                                                              as Securities Administrator

                                                              By:_________________________________________
                                                                       Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-[  ] Certificates referred to in the within-mentioned
Agreement.

                                                              WELLS FARGO BANK, N.A.
                                                              Authorized signatory of Wells Fargo Bank,
                                                              N.A., not in its individual capacity but
                                                              solely as Securities Administrator

                                                              By:_________________________________________
                                                                       Authorized Signatory

                                               EXHIBIT A-2

                                       FORM OF CLASS X CERTIFICATE

                                         CLASS X-[ ] CERTIFICATE

                  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE CURRENT  NOTIONAL  AMOUNT OF
THIS CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE
MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY
TRUST COMPANY TO THE  SECURITIES  ADMINISTRATOR  OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE OR
PAYMENT,  AND ANY  CERTIFICATE  ISSUED WILL BE  REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY AND ANY PAYMENT WILL BE MADE
TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS
WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [FOR EXCHANGEABLE CERTIFICATES] [THIS CLASS X-[ ] CERTIFICATE IS AN EXCHANGEABLE  CERTIFICATE  AND, SUBJECT TO THE TERMS
AND CONDITIONS OF THE AGREEMENT, MAY BE EXCHANGED FOR THE EXCHANGED CERTIFICATES.]

                  [FOR EXCHANGED CERTIFICATES]  [THIS CLASS X-[  ] CERTIFICATE IS AN EXCHANGED CERTIFICATE
AND, SUBJECT TO THE TERMS AND CONDITIONS OF THE AGREEMENT, MAY BE EXCHANGED FOR EXCHANGEABLE CERTIFICATES.

Certificate No. [  ]                                       Pass-Through Rate:  _________%

Class X-[  ]

Date of Pooling Agreement:                                 Aggregate Initial Current Notional Amount of all
As of September 29, 2006                                   Certificates of this Class as of the Closing Date:
                                                           $[         ]

First Distribution Date:                                   Initial Current Notional Amount of this Certificate as of
October 25, 2006                                           the Closing Date:
                                                           $[         ]

Securities Administrator:                                  CUSIP: [         ]
Wells Fargo Bank, N.A.

Assumed Final Distribution Date:
[_______], 203[_]

                                     BEAR STEARNS ALT-A TRUST 2006-R1
                                    MORTGAGE PASS-THROUGH CERTIFICATE
                                              SERIES 2006-R1

         evidencing a Percentage Interest in the distributions allocable to the Class X-[  ]
         Certificates with respect to a Trust Fund consisting primarily of the Underlying
         Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                  This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not represent an obligation of or interest in Structured  Asset  Mortgage  Investments II Inc., the Securities
Administrator  or the Trustee  referred to below or any of their  affiliates or any other person.  Neither this  Certificate nor the related  Underlying  Certificate  are guaranteed or insured by any  governmental entity or by Structured  Asset Mortgage  Investments II Inc., the Securities  Administrator or the Trustee
or any of their affiliates or any other person other than with respect to the Insured  Certificates  which are Insured by the  Certificate  Insurer.  None of Structured  Asset  Mortgage  Investments  II Inc.,  the
Securities  Administrator,  the Trustee or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This  certifies  that  Cede & Co. is the  registered  owner of the  Percentage  Interest evidenced  hereby  in the  beneficial  ownership  interest  of  Certificates  of the  same  Class  as this
Certificate  in a trust (the “Trust Fund”)  primarily  consisting of the Underlying  Certificates  sold by
Structured  Asset Mortgage  Investments II Inc.  (“SAMI II”).  The  Underlying  Certificates  were sold by
Bear,  Stearns & Co.  Inc.  to SAMI II. The Trust Fund was  created  pursuant  to the  Pooling  Agreement, dated as of the Closing Date,  (the  “Agreement”),  among SAMI II, as depositor (the  “Depositor”),  Wells
Fargo, as securities  administrator  (the “Securities  Administrator”)  and JPMorgan Chase Bank,  National
Association as trustee (the “Trustee”),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning ascribed  to them in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue  during the month prior to the month in which a  Distribution  Date (as  hereinafter  defined)  occurs on the Current  Principal  Amount hereof at a per annum rate equal to the  Pass-Through  Rate as described in the Agreement.  The  Securities  Administrator will  distribute  on the  25th  day of each  month,  or,  if such  25th  day is not a  Business  Day,  the immediately  following  Business Day (each, a “Distribution  Date”),  commencing on the First Distribution
Date  specified  above,  to the  Person  in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the calendar  month  preceding the month of such  Distribution  Date, an amount equal to the product of Percentage  Interest  evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to be distributed  to the Holders of  Certificates  of the same
Class as this Certificate.

                  Distributions  on this  Certificate  will be made  by the  Securities  Administrator  by check mailed to the address of the Person  entitled  thereto as such name and address  shall appear on the
Certificate  Register or, if such Person so requests by notifying the Securities  Administrator in writing as specified in the Agreement by wire  transfer.  Notwithstanding  the above,  the final  distribution  on this  Certificate  will be made after due notice by the Securities  Administrator  of the pendency of such distribution  and only  upon  presentation  and  surrender  of this  Certificate  at the  office or agency appointed by the  Securities  Administrator  for that purpose and  designated in such notice.  The Initial
Current  Principal  Amount of this  Certificate is set forth above.  The Current  Principal  Amount hereof will be reduced to the extent of  distributions  allocable  to principal  hereon and any  Realized  Losses allocable hereto.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face hereof (the  “Certificates”).  The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely  to the  Trust  Fund  for  payment  hereunder  and  that  none  of the  Depositor,  the  Securities
Administrator  or the  Trustee  are liable to the  Certificateholders  for any amount  payable  under this
Certificate or the Agreement or, except as expressly  provided in the Agreement,  subject to any liability under the Agreement.

                  This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the  interests,  rights and  limitations  of rights,  benefits,  obligations  and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator and the Trustee.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment thereof and the  modification of the rights and  obligations of the Depositor,  the Securities  Administrator  and
the  Trustee  and the  rights  of the  Certificateholders  under  the  Agreement  from time to time by the parties  thereto  with the  consent  of the  Holders  of  Certificates,  evidencing  Percentage  Interests aggregating  not less  than 51% of the  Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of affected  Classes  evidencing such percentage of the Percentage  Interests  thereof).  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all future
Holders of this  Certificate  and of any  Certificate  issued upon the  transfer  hereof or in lieu hereof whether or not  notation of such consent is made upon this  Certificate.  The  Agreement  also permits the amendment  thereof,  in certain  limited  circumstances,  without the consent of the Holders of any of the
Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate  is  registrable  with the  Certificate  Registrar  upon  surrender  of this
Certificate  for  registration  of  transfer  at the  offices or  agencies  maintained  by the  Securities
Administrator for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the  Securities  Administrator  duly executed by the Holder hereof or such Holder’s attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  in  authorized denominations  representing  a like  aggregate  Percentage  Interest  will  be  issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without coupons in the
Classes  and  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing  the same Class and in the same  aggregate  Percentage  Interest,  as  requested  by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such  registration of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.  The Depositor,  the Securities  Administrator, the  Trustee  and any  agent of any of them may  treat  the  Person  in whose  name  this  Certificate  is
registered  as  the  owner  hereof  for  all  purposes,   and  none  of  the  Depositor,   the  Securities
Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

                  [For Exchangeable Certificates] [As  provided in the  Agreement  and subject to certain  limitations  therein set forth, this  Certificate  is  exchangeable  for  a  proportionate  interest  in  an  Exchanged  Certificate  in a
Combination  Group.  In  connection  with  each  such  exchange,  the  Certificateholder   shall  pay  the
Securities  Administrator a fee equal to $5,000 for such exchange  request.  The Securities  Administrator shall make the first  distribution on a Certificate in such exchange  transaction on the Distribution Date in the following month to the  Certificateholder  of record as of the close of business on the last day of the month of the exchange.]

                  [For Exchanged Certificates]  [As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a proportionate interest in one or more Exchangeable
Certificates in a Combination Group.  In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request.

                  The  obligations  created by the  Agreement  and the Trust Fund created  thereby  (other than the  obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the
Agreement)  shall  terminate  upon  the  earlier  of (i) the  making  of the  final  payment  on or  other liquidation  of the  Underlying  Certificate,  or (ii) the  payment to  Certificateholders  of all amounts required to be paid to them pursuant to the Agreement.  In no event,  however, will the Trust Fund created by the  Agreement  continue  beyond  the  expiration  of 21  years  after  the  death of  certain  persons identified in the Agreement.

                  Unless  this  Certificate  has been  countersigned  by an  authorized  signatory  of the
Securities  Administrator  by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the  Securities  Administrator  has caused this  Certificate to be duly executed.

Dated: September 29, 2006                                     WELLS FARGO BANK, N.A.
                                                              Not in its individual capacity but solely
                                                              as Securities Administrator

                                                              By:_________________________________________
                                                                       Authorized Signatory

                                      CERTIFICATE OF AUTHENTICATION

                  This is one of the Class X-[  ] Certificates referred to in the within-mentioned
Agreement.

                                                              WELLS FARGO BANK, N.A.
                                                              Authorized signatory of Wells Fargo Bank,
                                                              N.A., not in its individual capacity but
                                                              solely as Securities Administrator

                                                              By:_________________________________________
                                                                       Authorized Signatory

                                                ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
__________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration  of such interest to assignee on the  Certificate  Register of the
Trust Fund.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

___________________________________________________________________________________________________________
___________________________________________________________________________________________________________
___________________________________________________________________________________________________________

Dated: September 29, 2006                                     _____________________________________
                                                              Signature by or on behalf of assignor

                                                              _____________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds to  _________________________________  for the account of  _________________________  account number
_____________,  or, if mailed by check, to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

                  This information is provided by    __________________,  the  assignee  named  above,  or
________________________, as its agent.

                                                EXHIBIT B

                                       FORM OF CERTIFICATION TO BE
                          PROVIDED BY THE SECURITIES ADMINISTRATOR TO DEPOSITOR

                  Re:      ________________________________ Trust 200_-____(the “Trust”), Mortgage
                  Pass-Through Certificates, Series 200_-____, issued pursuant to the Pooling Agreement, dated as of ________ , 200_ (the “Agreement” or “Trust Agreement”), among Structured
                  Asset Mortgage Investments II Inc., as Depositor, Wells Fargo Bank, National
                  Association, as Securities Administrator, and JPMorgan Chase Bank, National
                  Association, as Trustee

                  The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.       I have  reviewed  the  annual  report on Form  10-K for the  fiscal  year  [____]  (the  “Annual
Report”),  and all reports on Form 10-D  required  to be filed in respect of period  covered by the Annual
Report (collectively with the Annual Report, the “Reports”), of the Trust;

2.       To my  knowledge,  (a) the Reports,  taken as a whole,  do not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by the Annual  Report,  and (b) the  Securities  Administrator’s  assessment  of  compliance  and  related attestation  report  referred  to below,  taken as a whole,  do not  contain  any  untrue  statement  of a material  fact or omit to state a material  fact  necessary to make the  statements  made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by such assessment of compliance and attestation report;

3.       To my  knowledge,  the  distribution  information  required  to be  provided  by  the  Securities
Administrator under the Trust Agreement for inclusion in the Reports is included in the Reports;

4.       I am responsible  for reviewing the activities  performed by the Securities  Administrator  under the Trust  Agreement,  and based on my knowledge  and the  compliance  review  conducted in preparing  the compliance  statement  of the  Securities  Administrator  required by the Trust  Agreement,  and except as disclosed in the Reports,  the  Securities  Administrator  has fulfilled its  obligations  under the Trust
Agreement in all material respects; and

5.       The report on assessment of  compliance  with  servicing  criteria  applicable to the  Securities
Administrator  for  asset-backed  securities  of  the  Securities  Administrator  and  each  Subcontractor utilized by the Securities  Administrator and related  attestation report on assessment of compliance with servicing  criteria  applicable to it required to be included in the Annual Report in accordance with Item
1122 of  Regulation  AB and Exchange  Act Rules  13a-18 and 15d-18 has been  included as an exhibit to the
Annual  Report.  Any  material  instances  of  non-compliance  are  described in such report and have been disclosed in the Annual Report.

         In giving the  certifications  above,  the  Securities  Administrator  has  reasonably  relied on information  provided  to  it by  the  following  unaffiliated  parties:  [names  of  servicer(s),  master servicer, subservicer, depositor, trustee, custodian(s)]

Date:______________________________

___________________________________
[Signature]
[Title]

                                                EXHIBIT C

                      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions
Securities Administrator - waterfall calculator
Trustee - fiduciary of the transaction

                  Note: The  definitions  above describe the essential  function that the party  performs, rather than the party’s  title.  So, for  example,  in a particular  transaction,  the trustee may perform the  “paying  agent”  and  “securities  administrator”  functions,  while  in  another  transaction, the securities administrator may perform these functions.

                  Where there are  multiple  checks for  criteria  the  attesting  party will  identify in their  management  assertion  that they are attesting only to the portion of the  distribution  chain they are responsible for in the related transaction agreements.

Key:     X - obligation

---------------------------- -------------------------------------------------- ------------------- ------------------
Reg AB Reference             Servicing Criteria                                 Securities Admin    Trustee (nominal)
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
                             General Servicing Considerations
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(1)(i)                Policies and procedures are instituted to                  X
                             monitor any performance or other triggers and
                             events of default in accordance with the
                             transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(1)(ii)               If any material servicing activities are                   X
                             outsourced to third parties, policies and
                             procedures are instituted to monitor the third
                             party’s performance and compliance with such
                             servicing activities.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(1)(iii)              Any requirements in the transaction agreements
                             to maintain a back-up servicer for the Pool
                             Assets are maintained.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(1)(iv)               A fidelity bond and errors and omissions policy
                             is in effect on the party participating in the
                             servicing function throughout the reporting
                             period in the amount of coverage required by and
                             otherwise in accordance with the terms of the
                             transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
                             Cash Collection and Administration
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(2)(i)                Payments on pool assets are deposited into the             X
                             appropriate custodial bank accounts and related
                             bank clearing accounts no more than two business
                             days following receipt, or such other number of
                             days specified in the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(2)(ii)               Disbursements made via wire transfer on behalf
                             of an obligor or to an investor are made only by
                             authorized personnel.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(2)(iii)              Advances of funds or guarantees regarding
                             collections, cash flows or distributions, and
                             any interest or other fees charged for such
                             advances, are made, reviewed and approved as
                             specified in the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(2)(iv)               The related accounts for the transaction, such             X
                             as cash reserve accounts or accounts established
                             as a form of over collateralization, are
                             separately maintained (e.g., with respect to
                             commingling of cash) as set forth in the
                             transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(2)(v)                Each custodial account is maintained at a                  X
                             federally insured depository institution as set
                             forth in the transaction agreements. For
                             purposes of this criterion, “federally insured
                             depository institution” with respect to a
                             foreign financial institution means a foreign
                             financial institution that meets the
                             requirements of Rule 13k-1(b)(1) of the
                             Securities Exchange Act.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(2)(vi)               Unissued checks are safeguarded so as to prevent           X
                             unauthorized access.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(2)(vii)              Reconciliations are prepared on a monthly basis            X
                             for all asset-backed securities related bank
                             accounts, including custodial accounts and
                             related bank clearing accounts. These
                             reconciliations are (A) mathematically accurate;
                             (B) prepared within 30 calendar days after the
                             bank statement cutoff date, or such other number
                             of days specified in the transaction agreements;
                             (C) reviewed and approved by someone other than
                             the person who prepared the reconciliation; and
                             (D) contain explanations for reconciling items.
                             These reconciling items are resolved within 90
                             calendar days of their original identification,
                             or such other number of days specified in the
                             transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
                             Investor Remittances and Reporting
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(3)(i)                Reports to investors, including those to be                X
                             filed with the Commission, are maintained in
                             accordance with the transaction agreements and
                             applicable Commission requirements.
                             Specifically, such reports (A) are prepared in
                             accordance with timeframes and other terms set
                             forth in the transaction agreements; (B) provide
                             information calculated in accordance with the
                             terms specified in the transaction agreements;
                             (C) are filed with the Commission as required by
                             its rules and regulations; and (D) agree with
                             investors’ or the trustee’s records as to the
                             total unpaid principal balance and number of
                             Pool Assets serviced by the Servicer.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(3)(ii)               Amounts due to investors are allocated and                 X
                             remitted in accordance with timeframes,
                             distribution priority and other terms set forth
                             in the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(3)(iii)              Disbursements made to an investor are posted               X
                             within two business days to the Servicer’s
                             investor records, or such other number of days
                             specified in the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(3)(iv)               Amounts remitted to investors per the investor             X
                             reports agree with cancelled checks, or other
                             form of payment, or custodial bank statements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
                             Pool Asset Administration
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(i)                Collateral or security on pool assets is
                             maintained as required by the transaction
                             agreements or related pool asset documents.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(ii)               Pool assets and related documents are
                             safeguarded as required by the transaction
                             agreements
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(iii)              Any additions, removals or substitutions to the
                             asset pool are made, reviewed and approved in
                             accordance with any conditions or requirements
                             in the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(iv)               Payments on pool assets, including any payoffs,
                             made in accordance with the related pool asset
                             documents are posted to the Servicer’s obligor
                             records maintained no more than two business
                             days after receipt, or such other number of days
                             specified in the transaction agreements, and
                             allocated to principal, interest or other items
                             (e.g., escrow) in accordance with the related
                             pool asset documents.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(v)                The Servicer’s records regarding the pool assets
                             agree with the Servicer’s records with respect
                             to an obligor’s unpaid principal balance.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(vi)               Changes with respect to the terms or status of
                             an obligor's pool assets (e.g., loan
                             modifications or re-agings) are made, reviewed
                             and approved by authorized personnel in
                             accordance with the transaction agreements and
                             related pool asset documents.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(vii)              Loss mitigation or recovery actions (e.g.,
                             forbearance plans, modifications and deeds in
                             lieu of foreclosure, foreclosures and
                             repossessions, as applicable) are initiated,
                             conducted and concluded in accordance with the
                             timeframes or other requirements established by
                             the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(viii)             Records documenting collection efforts are
                             maintained during the period a pool asset is
                             delinquent in accordance with the transaction
                             agreements. Such records are maintained on at
                             least a monthly basis, or such other period
                             specified in the transaction agreements, and
                             describe the entity’s activities in monitoring
                             delinquent pool assets including, for example,
                             phone calls, letters and payment rescheduling
                             plans in cases where delinquency is deemed
                             temporary (e.g., illness or unemployment).
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(ix)               Adjustments to interest rates or rates of return
                             for pool assets with variable rates are computed
                             based on the related pool asset documents.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(x)                Regarding any funds held in trust for an obligor
                             (such as escrow accounts): (A) such funds are
                             analyzed, in accordance with the obligor’s pool
                             asset documents, on at least an annual basis, or
                             such other period specified in the transaction
                             agreements; (B) interest on such funds is paid,
                             or credited, to obligors in accordance with
                             applicable pool asset documents and state laws;
                             and (C) such funds are returned to the obligor
                             within 30 calendar days of full repayment of the
                             related pool assets, or such other number of
                             days specified in the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(xi)               Payments made on behalf of an obligor (such as
                             tax or insurance payments) are made on or before
                             the related penalty or expiration dates, as
                             indicated on the appropriate bills or notices
                             for such payments, provided that such support
                             has been received by the servicer at least 30
                             calendar days prior to these dates, or such
                             other number of days specified in the
                             transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(xii)              Any late payment penalties in connection with
                             any payment to be made on behalf of an obligor
                             are paid from the Servicer’s funds and not
                             charged to the obligor, unless the late payment
                             was due to the obligor’s error or omission.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(xiii)             Disbursements made on behalf of an obligor are
                             posted within two business days to the obligor’s
                             records maintained by the servicer, or such
                             other number of days specified in the
                             transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(xiv)              Delinquencies, charge-offs and uncollectible
                             accounts are recognized and recorded in
                             accordance with the transaction agreements.
---------------------------- -------------------------------------------------- ------------------- ------------------
---------------------------- -------------------------------------------------- ------------------- ------------------
1122(d)(4)(xv)               Any external enhancement or other support,
                             identified in Item 1114(a)(1) through (3) or
                             Item 1115 of Regulation AB, is maintained as set
                             forth in the transaction agreements.  (In this
                             transaction there is no external enhancement or
                             other support.)
---------------------------- -------------------------------------------------- ------------------- ------------------

                                                EXHIBIT D

                        FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

                  As to each item described  below,  the entity  indicated as the Responsible  Party shall be primarily  responsible  for reporting  the  information  to the party  identified  as  responsible  for preparing the Securities Exchange Act Reports pursuant to Section 3.11 of the Pooling Agreement.

                  Under Item 1 of Form 10-D:  a) items marked  “Monthly  Statement to  Certificateholders”
are required to be included in the periodic  Distribution  Date statement under Section 3.06,  provided by the Securities  Administrator  based on information  received from the party  providing such  information;
and b) items  marked  “Form 10-D  report”  are  required to be in the Form 10-D report but not the Monthly
Statements to  Certificateholders,  provided by the party indicated.  Information under all other Items of
Form 10-D is to be  included in the Form 10-D  report.  All such  information  and any other Items on Form
8-K and Form  10-D set  forth  in this  Exhibit  shall  be sent to the  Securities  Administrator  and the
Depositor.

------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
Form         Item    Description               Securities               Trustee          Depositor       Sponsor
                                               Administrator
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ---------------------------------------------------------- ---------------- --------------- -------------
10-D         Must be filed within 15 days of the distribution date      (nominal)
             for the asset-backed securities.
------------ ---------------------------------------------------------- ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             1       Distribution and Pool
                     Performance Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1121(a) -
                     Distribution and Pool
                     Performance Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (1) Any applicable        X
                     record dates, accrual
                     dates, determination      (Monthly Statements to
                     dates for calculating     Certificateholders)
                     distributions and
                     actual distribution
                     dates for the
                     distribution period.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (2) Cash flows received   X
                     and the sources thereof
                     for distributions, fees   (Monthly Statements to
                     and expenses.             Certificateholders)
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (3) Calculated amounts    X
                     and distribution of the
                     flow of funds for the     (Monthly Statements to
                     period itemized by type   Certificateholders)
                     and priority of
                     payment, including:
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                              (i) Fees or
                     expenses accrued and
                     paid, with an
                     identification of the
                     general purpose of such
                     fees and the party
                     receiving such fees or
                     expenses.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                              (ii) Payments    X
                     accrued or paid with
                     respect to enhancement    (Monthly Statements to
                     or other support          Certificateholders)
                     identified in Item 1114
                     of Regulation AB (such
                     as insurance premiums
                     or other enhancement
                     maintenance fees), with
                     an identification of
                     the general purpose of
                     such payments and the
                     party receiving such
                     payments.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                              (iii)            X
                     Principal, interest and
                     other distributions       (Monthly Statements to
                     accrued and paid on the   Certificateholders)
                     asset-backed securities
                     by type and by class or
                     series and any
                     principal or interest
                     shortfalls or
                     carryovers.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                              (iv) The         X
                     amount of excess cash
                     flow or excess spread     (Monthly Statements to
                     and the disposition of    Certificateholders)
                     excess cash flow.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (4) Beginning and         X
                     ending principal
                     balances of the           (Monthly Statements to
                     asset-backed securities.  Certificateholders)
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (5) Interest rates        X
                     applicable to the pool
                     assets and the            (Monthly Statements to
                     asset-backed              Certificateholders)
                     securities, as
                     applicable. Consider
                     providing interest rate
                     information for pool
                     assets in appropriate
                     distributional groups
                     or incremental ranges.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (6) Beginning and         X
                     ending balances of
                     transaction accounts,     (Monthly Statements to
                     such as reserve           Certificateholders)
                     accounts, and material
                     account activity during
                     the period.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (7) Any amounts drawn     X
                     on any credit
                     enhancement or other      (Monthly Statements to
                     support identified in     Certificateholders)
                     Item 1114 of Regulation
                     AB, as applicable, and
                     the amount of coverage
                     remaining under any
                     such enhancement, if
                     known and applicable.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (8) Number and amount     X                                         Updated pool
                     of pool assets at the                                               composition
                     beginning and ending of   (Monthly Statements to                    information
                     each period, and          Certificateholders)                       fields to be
                     updated pool                                                        as specified
                     composition                                                         by Depositor
                     information, such as                                                from time to
                     weighted average                                                    time
                     coupon, weighted
                     average remaining term,
                     pool factors and
                     prepayment amounts.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (9) Delinquency and       X
                     loss information for
                     the period.               (Monthly Statements to
                                               Certificateholders)
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     In addition, describe
                     any material changes to
                     the information
                     specified in Item
                     1100(b)(5) of
                     Regulation AB regarding
                     the pool assets.
                     (methodology)
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (10) Information on the   X
                     amount, terms and
                     general purpose of any    (Monthly Statements to
                     advances made or          Certificateholders)
                     reimbursed during the
                     period, including the
                     general use of funds
                     advanced and the
                     general source of funds
                     for reimbursements.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (11) Any material         X
                     modifications,
                     extensions or waivers     (Monthly Statements to
                     to pool asset terms,      Certificateholders)
                     fees, penalties or
                     payments during the
                     distribution period or
                     that have cumulatively
                     become material over
                     time.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (12) Material breaches    X                                         X
                     of pool asset
                     representations or        (if agreed upon by the
                     warranties or             parties)
                     transaction covenants.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (13) Information on       X
                     ratio, coverage or
                     other tests used for      (Monthly Statements to
                     determining any early     Certificateholders)
                     amortization,
                     liquidation or other
                     performance trigger and
                     whether the trigger was
                     met.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     (14) Information                                                    X
                     regarding any new
                     issuance of
                     asset-backed securities
                     backed by the same
                     asset pool,
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                           information         X                                         X
                           regarding any
                           pool asset
                           changes (other
                           than in
                           connection with a
                           pool asset
                           converting into
                           cash in
                           accordance with
                           its terms), such
                           as additions or
                           removals in
                           connection with a
                           prefunding or
                           revolving period
                           and pool asset
                           substitutions and
                           repurchases (and
                           purchase rates,
                           if applicable),
                           and cash flows
                           available for
                           future purchases,
                           such as the
                           balances of any
                           prefunding or
                           revolving
                           accounts, if
                           applicable.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                           Disclose any                                                  X               X
                           material changes
                           in the
                           solicitation,
                           credit-granting,
                           underwriting,
                           origination,
                           acquisition or
                           pool selection
                           criteria or
                           procedures, as
                           applicable, used
                           to originate,
                           acquire or select
                           the new pool
                           assets.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1121(b) -                                                      X
                     Pre-Funding or
                     Revolving Period
                     Information

                     Updated pool
                     information as required
                     under Item 1121(b).
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             2       Legal Proceedings
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1117 - Legal
                     proceedings pending
                     against the following
                     entities, or their
                     respective property,
                     that is material to
                     Certificateholders,
                     including proceedings
                     known to be
                     contemplated by
                     governmental
                     authorities:
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Sponsor (Seller)                                                                    X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Depositor                                                           X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Trustee

------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Issuing entity                                                      X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Master Servicer,
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Securities Administrator  X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Originator of 20% or                                                X
                     more of pool assets as
                     of the Cut-off Date
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Custodian
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             3       Sales of Securities and
                     Use of Proceeds
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Information from Item                                               X
                     2(a) of Part II of Form
                     10-Q:

                     With respect to any
                     sale of securities by
                     the sponsor, depositor
                     or issuing entity, that
                     are backed by the same
                     asset pool or are
                     otherwise issued by the
                     issuing entity, whether
                     or not registered,
                     provide the sales and
                     use of proceeds
                     information in Item 701
                     of Regulation S-K.
                     Pricing information can
                     be omitted if
                     securities were not
                     registered.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             4       Defaults Upon Senior
                     Securities
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Information from Item 3   X
                     of Part II of Form 10-Q:

                     Report the occurrence
                     of any Event of Default
                     (after expiration of
                     any grace period and
                     provision of any
                     required notice)
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             5       Submission of Matters
                     to a Vote of Security
                     Holders
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Information from Item 4   X
                     of Part II of Form 10-Q
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             6       Significant Obligors of
                     Pool Assets
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1112(b) -                                                      X
                     Significant Obligor
                     Financial Information*
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     *This information need
                     only be reported on the
                     Form 10-D for the
                     distribution period in
                     which updated
                     information is required
                     pursuant to the Item.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             7       Significant Enhancement
                     Provider Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1114(b)(2) -
                     Credit Enhancement
                     Provider Financial
                     Information*
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                           Determining
                           applicable                                                          X
                           disclosure
                           threshold
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                           Requesting
                           required
                           financial                                                           X
                           information or
                           effecting
                           incorporation by
                           reference
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1115(b) -
                     Derivative Counterparty
                     Financial Information*
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                           Determining
                           current maximum
                           probable exposure
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                           Determining
                           current
                           significance
                           percentage
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                           Requesting
                           required
                           financial
                           information or
                           effecting
                           incorporation by
                           reference
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     *This information need
                     only be reported on the
                     Form 10-D for the
                     distribution period in
                     which updated
                     information is required
                     pursuant to the Items.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             8       Other Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- -----------------------------------------------------------------------
                     Disclose any              The Responsible Party for the applicable Form 8-K item as indicated
                     information required to
                     be reported on Form 8-K
                     during the period
                     covered by the Form       below.
                     10-D but not reported
------------ ------- ------------------------- -----------------------------------------------------------------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             9       Exhibits
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Distribution report       X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Exhibits required by                                                X
                     Item 601 of Regulation
                     S-K, such as material
                     agreements
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ---------------------------------------------------------------------------------------------------------
8-K          Must be filed within four business days of an event reportable on Form 8-K.
------------ ---------------------------------------------------------------------------------------------------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             1.01    Entry into a Material
                     Definitive Agreement
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Disclosure is required    X                                         X               X
                     regarding entry into or
                     amendment of any
                     definitive agreement
                     that is material to the
                     securitization, even if
                     depositor is not a
                     party.

                     Examples: servicing
                     agreement, custodial
                     agreement.

                     Note: disclosure not
                     required as to
                     definitive agreements
                     that are fully
                     disclosed in the
                     prospectus
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             1.02    Termination of a          X                                         X               X
                     Material Definitive
                     Agreement
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Disclosure is required
                     regarding termination
                     of  any definitive
                     agreement that is
                     material to the
                     securitization (other
                     than expiration in
                     accordance with its
                     terms), even if
                     depositor is not a
                     party.

                     Examples: servicing
                     agreement, custodial
                     agreement.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             1.03    Bankruptcy or
                     Receivership
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Disclosure is required    X                                         X               X
                     regarding the
                     bankruptcy or
                     receivership, if known,
                     with respect to any of
                     the following:

                     Sponsor (Seller),
                     Depositor, Master
                     Servicer, affiliated
                     Servicer, other
                     Servicer servicing 20%
                     or more of pool assets
                     at time of report,
                     other material
                     servicers, Certificate
                     Administrator, Trustee,
                     significant obligor,
                     credit enhancer (10% or
                     more), derivatives
                     counterparty, Custodian
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             2.04    Triggering Events that
                     Accelerate or Increase
                     a Direct Financial
                     Obligation or an
                     Obligation under an
                     Off-Balance Sheet
                     Arrangement
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Includes an early         X
                     amortization,
                     performance trigger or
                     other event, including
                     event of default, that
                     would materially alter
                     the payment
                     priority/distribution
                     of cash
                     flows/amortization
                     schedule.

                     Disclosure will be made
                     of events other than
                     waterfall triggers
                     which are disclosed in
                     the Monthly Statement
                     to Certificateholders
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             3.03    Material Modification
                     to Rights of Security
                     Holders
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Disclosure is required    X                                         X
                     of any material
                     modification to
                     documents defining the
                     rights of
                     Certificateholders,
                     including the Pooling
                     and Servicing Agreement
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             5.03    Amendments to Articles
                     of Incorporation or
                     Bylaws; Change in
                     Fiscal Year
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Disclosure is required                                              X
                     of any amendment “to
                     the governing documents
                     of the issuing entity”
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             5.06    Change in Shell Company
                     Status
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     [Not applicable to ABS                                              X
                     issuers]
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             6.01    ABS Informational and
                     Computational Material
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     [Not included in                                                    X
                     reports to be filed
                     under Section 3.11]
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             6.02    Change of Servicer or
                     Trustee
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Requires disclosure of    X                                         X
                     any removal,
                     replacement,
                     substitution or
                     addition of any master
                     servicer, affiliated
                     servicer, other
                     servicer servicing 10%
                     or more of pool assets
                     at time of report,
                     other material
                     servicers, certificate
                     administrator or
                     trustee.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Reg AB disclosure about
                     any new servicer is
                     also required.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Reg AB disclosure about                            X
                     any new trustee is also                            (to the extent
                     required.                                          of a new
                                                                        trustee)
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Reg AB disclosure about   X
                     any new securities
                     administrator is also
                     required.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             6.03    Change in Credit
                     Enhancement or Other
                     External Support In
                     this transaction there
                     is no external
                     enhancement or other
                     support.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Covers termination of                                               X
                     any enhancement in
                     manner other than by
                     its terms, the addition
                     of an enhancement, or a
                     material change in the
                     enhancement provided.
                     Applies to external
                     credit enhancements as
                     well as derivatives.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Reg AB disclosure about                                             X
                     any new enhancement
                     provider is also
                     required.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             6.04    Failure to Make a         X
                     Required Distribution
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             6.05    Securities Act Updating
                     Disclosure
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     If any material pool                                                X
                     characteristic differs
                     by 5% or more at the
                     time of issuance of the
                     securities from the
                     description in the
                     final prospectus,
                     provide updated Reg AB
                     disclosure about the
                     actual asset pool.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     If there are any new                                                X
                     servicers or
                     originators required to
                     be disclosed under
                     Regulation AB as a
                     result of the
                     foregoing, provide the
                     information called for
                     in Items 1108 and 1110
                     respectively.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             7.01    Regulation FD Disclosure  X                                         X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             8.01    Other Events
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Any event, with respect                                             X
                     to which information is
                     not otherwise called
                     for in Form 8-K, that
                     the registrant deems of
                     importance to security
                     holders.
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- -----------------------------------------------------------------------
             9.01    Financial Statements      The Responsible Party applicable to reportable event.
                     and Exhibits
------------ ------- ------------------------- -----------------------------------------------------------------------
------------ ---------------------------------------------------------------------------------------------------------
10-K         Must be filed within 90 days of the fiscal year end for the registrant.
------------ ---------------------------------------------------------------------------------------------------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             9B      Other Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- -----------------------------------------------------------------------
                     Disclose any              The Responsible Party for the applicable Form 8-K item as indicated
                     information required to
                     be reported on Form 8-K
                     during the fourth
                     quarter covered by the
                     Form 10-K but not         above.
                     reported
------------ ------- ------------------------- -----------------------------------------------------------------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
             15      Exhibits and Financial
                     Statement Schedules
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1112(b) -                                                           X
                     Significant Obligor
                     Financial Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1114(b)(2) -
                     Credit Enhancement
                     Provider Financial
                     Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                          Determining
                          applicable
                          disclosure                                                           X
                          threshold
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                          Requesting
                          required financial
                          information or
                          effecting                                                            X
                          incorporation by
                          reference
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1115(b) -
                     Derivative Counterparty
                     Financial Information
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                          Determining                                                    X
                          current maximum
                          probable exposure
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                          Determining
                          current
                          significance
                          percentage
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                          Requesting
                          required financial
                          information or
                          effecting
                          incorporation by
                          reference
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1117 - Legal
                     proceedings pending
                     against the following
                     entities, or their
                     respective property,
                     that is material to
                     Certificateholders,
                     including proceedings
                     known to be
                     contemplated by
                     governmental
                     authorities:
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Sponsor (Seller)                                                                    X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Depositor                                                           X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Trustee
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Issuing entity                                                      X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Master Servicer,
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Securities Administrator  X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Originator of 20% or                                                X
                     more of pool assets as
                     of the Cut-off Date
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Custodian
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1119 -
                     Affiliations and
                     relationships between
                     the following entities,
                     or their respective
                     affiliates, that are
                     material to
                     Certificateholders:
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Sponsor (Seller)                                                                    X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Depositor                                                           X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Trustee
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Master Servicer,
                     affiliated Servicer,
                     other Servicer
                     servicing 20% or more
                     of pool assets at time
                     of report, other
                     material servicers
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Securities Administrator  X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Originator                                                          X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Custodian
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Credit Enhancer/Support                                             X
                     Provider
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Significant Obligor                                                 X
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1122 - Assessment    X
                     of Compliance with
                     Servicing Criteria
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------
                     Item 1123 - Servicer
                     Compliance Statement
------------ ------- ------------------------- ------------------------ ---------------- --------------- -------------

                                                EXHIBIT E

                                    ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - BSARM 2006-R1 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In  accordance  with Section 3.11 of the Pooling  Agreement,  dated as of September  29, 2006, by and among  Structured  Asset  Mortgage  Investments II Inc., as depositor,  JPMorgan Chase Bank,  National
Association,  as trustee and Wells Fargo Bank,  N.A., as securities  administrator.  The  Undersigned,  as
[ ], hereby  notifies you that  certain  events have come to our  attention  that  [will][may]  need to be
disclosed on Form [   ].

Description of Additional Form [   ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [  ] Disclosure:

         Any inquiries related to this notification should be directed to [   ], phone number:  [   ];
email address:  [   ].

                                                              [NAME OF PARTY]
                                                              as [role]

                                                              By: __________________
                                                                    Name:
                                                                    Title:

                                                EXHIBIT F

                                       CERTIFICATE INSURANCE POLICY

                            CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                                                        Effective Date of Endorsement:
Certificate Guaranty Insurance Policy                                                              September 29, 2006
#AB1035BE issued to:

JPMorgan Chase Bank, N.A.,
as Trustee for the Holders of
Bear Stearns ALT-A Trust 2006-R1, Mortgage
Pass-Through Certificates, Series 2006-R1,
Class V-A-1 Certificates, Class VI-A-1 Certificates, Class VII-A-1 Certificates, Class VIII-A-1
Certificates and Class IX-A-1 Certificates

         For all purposes of this Policy, the following terms shall have the following meanings:

         “Agreement” shall mean, for purposes of the Policy, the Pooling Agreement.

         “Business  Day”:  Any day other than a  Saturday,  a Sunday or a day on which  banking or savings and loan  institutions  in the the State of New  York,  the  State of  Minnesota  or the city in which the
Corporate  Trust Office of the Trustee is located,  are authorized or obligated by law or executive  order to be closed.

         “Certificate  Insurer”  shall mean Ambac  Assurance  Corporation,  or any successor  thereto,  as issuer of this Policy.

         “Class V-A-1  Certificates”  shall mean Bear Stearns ALT-A Trust 2006-R1,  Mortgage  Pass-Through
Certificates,  Series 2006-R1,  Class V-A-1  Certificates,  substantially in the form set forth in Exhibit
A-1 to the Agreement.

         “Class VI-A-1  Certificates” shall mean Bear Stearns ALT-A Trust 2006-R1,  Mortgage  Pass-Through
Certificates,  Series 2006-R1,  Class VI-A-1 Certificates,  substantially in the form set forth in Exhibit
A-1 to the Agreement.

         “Class VII-A-1  Certificates” shall mean Bear Stearns ALT-A Trust 2006-R1,  Mortgage Pass-Through
Certificates,  Series 2006-R1, Class VII-A-1 Certificates,  substantially in the form set forth in Exhibit
A-1 to the Agreement.

         “Class   VIII-A-1   Certificates”   shall  mean  Bear  Stearns  ALT-A  Trust  2006-R1,   Mortgage
Pass-Through  Certificates,  Series 2006-R1,  Class VIII-A-1  Certificates,  substantially in the form set forth in Exhibit A-1 to the Agreement.

         “Class IX-A-1  Certificates” shall mean Bear Stearns ALT-A Trust 2006-R1,  Mortgage  Pass-Through
Certificates,  Series 2006-R1,  Class IX-A-1 Certificates,  substantially in the form set forth in Exhibit
A-1 to the Agreement.

         "Current  Interest" shall mean, with respect to each class of the Insured  Certificates  and each
Distribution  Date, the interest accrued at the applicable  pass-through rate for the applicable  Interest
Accrual Period on the Current  Principal  Amount of such class,  reduced by any shortfalls  resulting from prepayment  interest  shortfalls,  basis risk shortfalls or any shortfalls  resulting from the application of the Relief Act or similar state laws  attributable  to the  underlying  mortgage loans and allocated to the related Underlying Certificates.

          “Deficiency Amount” shall mean with respect to any Class of Insured
Certificates, (a) for any Distribution Date prior to the Final Distribution Date, the sum of (1) the excess, if any, of the Current Interest on such Insured Certificates over the amount of available funds to pay the Current Interest on such Insured Certificates on such Distribution Date, and (2) the amount, if any, of any Realized Losses allocable to such Insured Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date, other than pursuant to a claim on the Policy) and (b) for the Final Distribution Date, the sum of (x) the amount set forth in clause (a) above and (y) the outstanding Current Principal Amount of such Insured Certificates, after giving effect to all payments of principal on such Insured Certificates on such Final Distribution Date, other than pursuant to a claim on the Policy on that Distribution Date.

           “Distribution Date”:  The 25th day of any month, or if such 25th day is not a
Business Day, the Business Day immediately following such 25th day, commencing in October 2006.

         “Due for Payment” shall mean with respect to an Insured Amount,  the  Distribution  Date on which
Insured Amounts are due and payable pursuant to the terms of the Agreement.

         “Final Distribution Date” shall mean the Distribution Date occurring in October 2037.

         “First Distribution Date” shall mean October 25, 2006.

         “Holder” shall mean the registered owner or beneficial owner of an Insured Certificate, but shall not include the Trustee, the Securities Administrator, the Sponsor, the Depositor, or any of their respective affiliates (other than Bear, Stearns & Co. Inc., Bear Stearns Securities Corp., Bear Stearns
International Limited or Bear Stearns Investment Products Inc.), unless otherwise agreed to by the
Certificate Insurer.

         “Insured  Amounts”  shall  mean,  with  respect  to each Class of  Insured  Certificates  and any
Distribution Date, the Deficiency Amount for such Distribution Date.

         “Insured  Certificates”  shall mean the Class  V-A-1  Certificates,  Class  VI-A-1  Certificates,
Class VII-A-1 Certificates, Class VIII-A-1 Certificates and Class IX-A-1 Certificates

         “Insured  Payments”  shall  mean,  with  respect to each Class of  Insured  Certificates  and any
Distribution  Date,  the aggregate  amount  actually  paid by the  Certificate  Insurer to the  Securities
Administrator  in respect of (i) Insured  Amounts for such Class and for such  Distribution  Date and (ii)
Preference Amounts for such Class for any given Business Day.

         “Late Payment Rate” shall mean for any  Distribution  Date,  the lesser of (i) the greater of (a)
the rate of interest,  as it is publicly announced by Citibank,  N.A. at its principal office in New York,
New York as its prime rate (any  change in such prime rate of interest  to be  effective  on the date such change is  announced by Citibank,  N.A.) plus 2% and (b) the then  applicable  highest rate of interest on the related Insured  Certificates and (ii) the maximum rate permissible  under applicable usury or similar laws limiting  interest  rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         “Nonpayment”  shall mean,  with respect to any  Distribution  Date, an Insured  Amount is Due for
Payment but has not been paid pursuant to the Agreement.

         “Notice”  shall mean the  telephonic  or  telegraphic  notice,  promptly  confirmed in writing by facsimile  substantially  in the form of  Exhibit  A to this  Policy,  from the  Securities  Administrator specifying the Insured Amount or Preference Amount which shall be due and owing.

         “Policy”  shall mean this  Certificate  Guaranty  Insurance  Policy  together with each and every endorsement thereto.

         “Pooling  Agreement” shall mean the Pooling Agreement,  dated September 29 2006, among Structured
Asset Mortgage  Investments  II Inc., as Depositor,  JPMorgan  Chase Bank,  N.A., as Trustee,  Wells Fargo
Bank, National Association,  as Securities  Administrator,  as such agreement may be amended,  modified or supplemented from time to time.

         “Preference Amount” shall mean any payment of principal or interest on any
Class of Insured Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the
Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order of a court of competent jurisdiction.

         “Premium”  shall mean the amount payable to the  Certificate  Insurer on each  Distribution  Date calculated at the Premium Percentage.

         “Premium Percentage” shall mean 0.11% per annum.

         “Reimbursement  Amount” shall mean,  with respect to each Class of Insured  Certificates  and any
Distribution  Date,  the sum of (i) all Insured  Payments paid by the  Certificate  Insurer to the related
Class of Insured  Certificates,  but for which the Certificate  Insurer has not been  reimbursed  prior to such  Distribution  Date pursuant to Section 6.01 of the Agreement,  plus (ii) interest  accrued  thereon, calculated  at the related  Late  Payment  Rate from the date the  Securities  Administrator  received the related Insured Payments or the date such Insured Payments were made.

         “Securities   Administrator”   shall  mean  Wells  Fargo  Bank,   National   Association  or  its
successor-in-interest,  in its  capacity  as  Securities  Administrator  under  the  Agreement,  or if any
successor   securities   administrator   shall  be  appointed  as  provided   therein,   then  “Securities
Administrator”  shall also mean such successor  securities  administrator,  as the case may be, subject to the provisions thereof.

         “Trustee”  shall mean JPMorgan Chase Bank,  N.A., or its  successor-in-interest,  in its capacity as Trustee under the Agreement,  or if any successor trustee shall be appointed as provided therein,  then
“Trustee” shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

         Capitalized  terms used herein as defined terms and not otherwise  defined  herein shall have the meaning  assigned to them in the  Agreement,  without  regard to any  amendment or  modification  thereof, unless such amendment or  modification  has been approved in writing by the  Certificate  Insurer,  to the extent required under the Agreement.

         Notwithstanding  any other provision of the Policy, the Certificate  Insurer will pay any Insured
Amount  payable  hereunder  no  later  than  12:00  noon,  New York  City  time,  on the  later of (i) the
Distribution  Date on which the related  Insured  Amount is Due for  Payment and (ii) the second  Business
Day  following  receipt in New York,  New York on a Business Day by the  Certificate  Insurer of a Notice;
provided  that, if such Notice is received  after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received  on the  following  Business  Day. If any such Notice is not in proper form or is otherwise  insufficient  for the purpose of making a claim under the Policy,  it shall be deemed not to have been  received for purposes of this  paragraph,  and the  Certificate  Insurer  shall  promptly so advise the Securities  Administrator  and the Securities  Administrator may submit an amended or corrected
Notice.

         The  Certificate  Insurer  shall pay any  Preference  Amount when due to be paid  pursuant to the
Order  referred to below,  but in any event no earlier than the third  Business Day  following  receipt by the  Certificate  Insurer of (i) a  certified  copy of a final,  non-appealable  order of a court or other body  exercising  jurisdiction  in  such  insolvency  proceeding  to the  effect  that  the  Trustee,  the
Securities  Administrator  or Holder,  as applicable,  is required to return such  Preference  Amount paid during  the term of this  Policy  because  such  payments  were  avoided  as a  preferential  transfer  or otherwise  rescinded or required to be restored by the Trustee,  Securities  Administrator  or Holder (the
“Order”), (ii) a notice by or on behalf of the Trustee,  Securities Administrator or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment,  in form and substance  satisfactory to the  Certificate  Insurer,  duly executed and  delivered by the Trustee,  Securities  Administrator  or
Holder,  as  applicable,  irrevocably  assigning to the  Certificate  Insurer all rights and claims of the
Trustee,  Securities  Administrator  or Holder  relating  to or arising  under the  Agreement  against the estate of the Trust or  otherwise  with respect to such  Preference  Amount and (iv) a Notice (in the form attached  hereto as Exhibit A)  appropriately  completed  and  executed by the  Securities  Administrator;
provided,  that if such  documents  are received  after 12:00 noon,  New York City time,  on such Business
Day,  they will be deemed to be  received on the  following  Business  Day;  provided,  further,  that the
Certificate  Insurer  shall not be  obligated  to make any  payment in respect  of any  Preference  Amount representing  a  payment  of  principal  on the  Insured  Certificates  prior to the time the  Certificate
Insurer  would have been  required  to make a payment in respect of such  principal  pursuant to the first
paragraph   of  the  Policy.   Such   payment   shall  be   disbursed   to  the   receiver,   conservator,
debtor-in-possession  or trustee in bankruptcy named in the Order, and not to the Holder directly,  unless the  Holder  has made a payment  of the  Preference  Amount to the  court or such  receiver,  conservator, debtor-in-possession  or trustee in bankruptcy  named in the Order, in which case the Certificate  Insurer will pay the Holder,  subject to the  delivery of (a) the items  referred to in clauses (i),  (ii),  (iii)
and (iv) above to the Certificate  Insurer and (b) evidence  satisfactory to the Certificate  Insurer that payment  has  been  made to such  court or  receiver,  conservator,  debtor-in-possession  or  trustee  in bankruptcy named in the Order.

         The Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Certificate Insurer under the Policy.

         The  Certificate  Insurer  hereby  agrees that if it shall be subrogated to the rights of Holders by virtue of any  payment  under this  Policy,  no  recovery of such  payment  will occur  unless the full amount of the Holders’  allocable  distributions  for such Distribution Date can be made. In so doing, the
Certificate  Insurer does not waive its rights to seek full payment of all  Reimbursement  Amounts owed to it hereunder or under the Agreement.

         The  Policy  does  not  cover  prepayment  interest  shortfalls,  basis  risk  shortfalls  or any shortfalls  resulting  from the  application of the Relief Act or similar state laws  attributable  to the underlying  mortgage  loans  that are  allocated  to the  Underlying  Certificates.  The  Policy  does not guarantee  to the Holders of the Insured  Certificates  any  particular  rate of  principal  payment.  The
Policy does not cover  shortfalls,  if any,  attributable  to the liability of the underlying  trust,  any
REMIC in the underlying  trust, the underlying  securities  administrator,  the underlying  trustee or any holder of an Underlying  Certificate  for withholding  taxes, if any (including  interest and penalties in respect of any liability for withholding  taxes).  The Policy does not cover the failure of the underlying trustee or the  underlying  securities  administrator  to make any payment  required  under the underlying pooling  agreement to the holders of the Underlying  Certificates.  The Policy does not cover  shortfalls, if any,  attributable  to the liability of the Trust,  the  Securities  Administrator,  the Trustee or any
holder of an Insured  Certificate  for  withholding  taxes,  if any  (including  interest and penalties in respect of any liability for withholding  taxes).  The Policy does not cover the failure of the Trustee or the Securities  Administrator to make any payment  required under the Pooling  Agreement to the holders of the Insured Certificates. The Policy does not cover any risk other than Nonpayment as defined below.

         The terms and provisions of the Agreement  constitute  the  instrument of assignment  referred to in the second paragraph of the face of this Policy.

         A premium  will be payable on this Policy on each  Distribution  Date as provided in Section 3.04 of the Agreement, beginning with the First Distribution Date, in an amount equal to the Premium.

         THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE  PROPERTY/CASUALTY  INSURANCE SECURITY
FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Nothing  herein  contained  shall  be held to vary,  alter,  waive or  extend  any of the  terms, conditions,  provisions,  agreements  or  limitations  of the above  mentioned  Policy other than as above stated.

         To  the  extent  the  provisions  of  this  endorsement  conflict  with  the  provisions  in  the above-mentioned Policy, the provisions of this endorsement shall govern.

         The Policy and the obligations of the Certificate Insurer thereunder will terminate without any action on the part of the Certificate Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the
Insured Certificates have been paid in full and (ii) the Final Distribution Date.  Upon termination of the Policy, the  Securities Administrator shall deliver the original of the Policy to the Certificate
Insurer.

         No person other than the  Securities Administrator shall be entitled to present the Notice.

         No waiver of any rights or powers of the Certificate Insurer, the Holders, the Securities
Administrator or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         This Policy is issued  under and pursuant to, and shall be  construed  in  accordance  with,  the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The Certificate Insurer’s obligations under the Policy will be discharged to the extent that funds are received by the Securities Administrator from the Certificate Insurer for payment to the holders of the Insured Certificates whether or not those funds are properly paid by the Securities
Administrator.  Payments of Insured Amounts will be made only at the time set forth in the Policy, and no accelerated payments of Insured Amounts will be made at any earlier date under any circumstances, unless at the sole option of the Certificate Insurer.  The terms of the Insured Certificates do not permit any acceleration.

         IN WITNESS WHEREOF,  Ambac Assurance  Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers.

___________________________                                  ____________________________
Assistant Secretary                                          Managing Director

                                                EXHIBIT A
                               TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                                           Policy No. AB1035BE

                                     NOTICE OF NONPAYMENT AND DEMAND
                          FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

                                                                       Date: [                         ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention:  General Counsel

         Reference is made to Certificate  Guaranty  Insurance  Policy No. AB1035BE (the “Policy”)  issued by Ambac Assurance  Corporation  (“Ambac”).  Terms capitalized herein and not otherwise defined shall have the meanings  specified in the Policy and the Pooling  Agreement,  dated as of September  29, 2006,  among
Structured  Asset Mortgage  Investments II Inc., as Depositor,  JPMorgan Chase Bank,  N.A., as Trustee and
Wells Fargo Bank,  National  Association,  as  Securities  Administrator,  as the case may be,  unless the context otherwise requires.

         The Securities Administrator hereby certifies as follows:

ARTICLE IX          The Securities Administrator is the Securities Administrator under the Agreement for the Holders.

ARTICLE X                                The relevant Distribution Date is [date].

ARTICLE XI          Payment on the Insured Certificates in respect of the Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

ARTICLE XII            [There is an Insured Amount of $______________ in respect of the [Class V-A-1
   Certificates] [Class VI-A-1 Certificates] [Class VII-A-1 Certificates] [Class VIII-A-1 Certificates]
  [Class IX-A-1 Certificates], which amount is Due for Payment pursuant to the terms of the Agreement.]

                              [There is a Preference Amount of $______________ in respect of the [Class
                            V-A-1 Certificates] [Class VI-A-1 Certificates] [Class VII-A-1 Certificates]
                             [Class VIII-A-1 Certificates] [Class IX-A-1 Certificates], which is due and payable pursuant to the terms of the Agreement.]

ARTICLE XIII       The Securities Administrator has not heretofore made a demand for the [Insured Amount]
                         [Preference Amount] in respect of the Distribution Date.

ARTICLE XIV         The Securities Administrator hereby requests the payment of the [Insured Amount that is Due For Payment] [Preference Amount] be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: ______________________________
                               (Securities Administrator’s account number).

ARTICLE XV           The Securities Administrator hereby agrees that, following receipt of the [Insured
    Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the [Class V-A-1 Certificates] [Class VI-A-1 Certificates]
  [Class VII-A-1 Certificates] [Class VIII-A-1 Certificates] [Class IX-A-1 Certificates], when due; (b)
     not apply such funds for any other purpose; (c) deposit such funds to the Policy Account and not commingle such funds with other funds held by Securities Administrator and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES
AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR
CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A
FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED
FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                                     By:___________________________________
                                                              Securities Administrator

                                                     Title:________________________________
                                                              (Officer)

                                               EXHIBIT G-1

                                         FORM OF EXCHANGE LETTER

                                                                                                 ___, 20__

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479,
Attention: BALTA 2006-R1

      Re:  Bear Stearns ALT-A Trust 2006-R1,
           Mortgage Pass-Through Certificates, Series 2006-R1

Ladies and Gentlemen:

Pursuant  to  the  terms  of  that  certain  Pooling  Agreement  dated  as  of  September  29,  2006  (the
“Agreement”),  by and among  Structured Asset Mortgage  Investments II Inc., as depositor,  JPMorgan Chase
Bank,  National  Association,  as trustee  (the  “Trustee”)  and Wells Fargo  Bank,  N.A.,  as  securities administrator  (the  “Securities  Administrator”),  we  hereby  present  and  surrender  the  Exchangeable
Certificates  specified on Schedule I attached  hereto (the  “Exchangeable  Certificates”)  and  transfer, assign,  set over and  otherwise  convey to the  Securities  Administrator,  all of our  right,  title and interest in and to the  Exchangeable  Certificates,  including all payments of interest  thereon  received after the date  hereof,  in  exchange  for the  Exchanged  Certificates  specified  on Schedule I attached hereto (the “Exchanged Certificates”).

We agree that upon such exchange the portions of the  Exchangeable  Certificates  designated  for exchange shall be deemed  cancelled  and replaced by the Exchanged  Certificates  issued in exchange  therefor.  We confirm that we have paid a fee to the  Securities  Administrator  in  connection  with each such exchange equal to $5,000.

                            Sincerely,

                            By:_____________________________
                                Name:
                                Title:

Acknowledged by:

WELLS FARGO BANK, N.A.,
     as Securities Administrator

By:__________________________
Name:
Title:

                                               EXHIBIT G-2

                                         FORM OF EXCHANGE LETTER

                                                                                                 ___, 20__

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479,
Attention: BALTA 2006-R1

      Re:   Bear Stearns ALT-A Trust 2006-R1,
            Mortgage Pass-Through Certificates, Series 2006-R1

Ladies and Gentlemen:

Pursuant  to  the  terms  of  that  certain  Pooling  Agreement  dated  as  of  September  29,  2006  (the
“Agreement”),  by and among  Structured Asset Mortgage  Investments II Inc., as depositor,  JPMorgan Chase
Bank,  National  Association,  as trustee  (the  “Trustee”)  and Wells Fargo  Bank,  N.A.,  as  securities
administrator   (the  “Securities   Administrator”),   we  hereby  present  and  surrender  the  Exchanged
Certificates  specified  on  Schedule I attached  hereto  (the  “Exchanged  Certificates”)  and  transfer, assign,  set over and  otherwise  convey to the  Securities  Administrator,  all of our  right,  title and interest in and to the  Exchangeable  Certificates,  including all payments of interest  thereon  received after the date hereof,  in exchange  for the  Exchangeable  Certificates  specified on Schedule I attached hereto (the “Exchangeable Certificates”).

We agree that upon such  exchange  the  portions of the  Exchanged  Certificates  designated  for exchange shall be deemed cancelled and replaced by the Exchangeable  Certificates  issued in exchange therefor.  We confirm that we have paid a fee to the  Securities  Administrator  in  connection  with each such exchange equal to $5,000.

                              Sincerely,

                              By:____________________________
                                   Name:
                                   Title:

Acknowledged by:

WELLS FARGO BANK, N.A.,
     as Securities Administrator

By:________________________________
Name:
Title:

                                                SCHEDULE A

                                         UNDERLYING CERTIFICATES

                                                                 Initial Principal        Current Principal
Full Name of Series                                                   Balance                  Balance              Class % in Trust

Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $50,866,000              $49,606,055                   7.79
Certificates, Series 2006-4, Class II-2A-2 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $110,296,000             $110,296,000                  17.32
Certificates, Series 2006-4, Class II-3A-3 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $124,197,000             $124,197,000                  19.50
Certificates, Series 2006-4, Class II-3A-4 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $10,223,000               $9,688,738                   1.52
Certificates, Series 2006-4, Class II-3A-5 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $11,420,000              $11,373,294                   1.79
Certificates, Series 2006-4, Class III-1A-2 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $30,392,000              $29,578,074                   4.64
Certificates, Series 2006-4, Class III-2A-2 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $156,701,000             $156,701,000                  24.60
Certificates, Series 2006-4, Class III-3A-2 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $93,278,000              $93,278,000                   14.65
Certificates, Series 2006-4, Class III-3A-3 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $43,264,000              $41,677,310                   6.54
Certificates, Series 2006-4, Class III-3A-4 Certificates
Bear Stearns ALT-A Trust, Mortgage Pass-Through                     $10,498,000              $10,496,768                   1.65
Certificates, Series 2006-5, Class II-B-1 Certificates

                                                SCHEDULE B

                                            COMBINATION GROUPS

                                                 Group I

The  principal  amount  of  each  Exchanged  Class  is  equal  to the  principal  amount  of  Class  I-A-1
Certificates.  The Class I-A-1  Certificates  may be exchanged with the various  combinations of the Class
I-X-1,  Class  I-X-2,  Class  I-X-3,  Class  I-X-4  and  Class  I-X-5  Certificates  (the  “Group  I Strip
Certificates”)  set forth  below.  The notional  amount of any Group I Strip  Certificate  exchanged  must equal the  current  principal  amount of the Class  I-A-1  Certificate  with  which it is  exchanged.  The pass-through  rate of the  Exchanged  Certificates  will  equal the sum of the  pass-through  rates of the related Exchangeable Certificates.

         Exchangeable Certificates             Exchanged Certificates              Pass-Through Rate
               I-A-1, I-X-1                            I-AE-1                    Underlying Rate-1.45%
               I-A-1, I-X-2                            I-AE-2                    Underlying Rate-1.40%
            I-A-1, I-X-1, I-X-2                        I-AE-3                    Underlying Rate-1.35%
               I-A-1, I-X-3                            I-AE-4                    Underlying Rate-1.30%
            I-A-1, I-X-1, I-X-3                        I-AE-5                    Underlying Rate-1.25%
            I-A-1, I-X-2, I-X-3                        I-AE-6                    Underlying Rate-1.20%
        I-A-1, I-X-1, I-X-2, I-X-3                     I-AE-7                    Underlying Rate-1.15%
               I-A-1, I-X-4                            I-AE-8                    Underlying Rate-1.10%
            I-A-1, I-X-1, I-X-4                        I-AE-9                    Underlying Rate-1.05%
            I-A-1, I-X-2, I-X-4                        I-AE-10                   Underlying Rate-1.00%
        I-A-1, I-X-1, I-X-2, I-X-4                     I-AE-11                   Underlying Rate-0.95%
            I-A-1, I-X-3, I-X-4                        I-AE-12                   Underlying Rate-0.90%
        I-A-1, I-X-1, I-X-3, I-X-4                     I-AE-13                   Underlying Rate-0.85%
        I-A-1, I-X-2, I-X-3, I-X-4                     I-AE-14                   Underlying Rate-0.80%
               I-A-1, I-X-5                            I-AE-15                   Underlying Rate-0.75%
            I-A-1, I-X-1, I-X-5                        I-AE-16                   Underlying Rate-0.70%
            I-A-1, I-X-2, I-X-5                        I-AE-17                   Underlying Rate-0.65%
        I-A-1, I-X-1, I-X-2, I-X-5                     I-AE-18                   Underlying Rate-0.60%
            I-A-1, I-X-3, I-X-5                        I-AE-19                   Underlying Rate-0.55%
        I-A-1, I-X-1, I-X-3, I-X-5                     I-AE-20                   Underlying Rate-0.50%
        I-A-1, I-X-2, I-X-3, I-X-5                     I-AE-21                   Underlying Rate-0.45%
     I-A-1, I-X-1, I-X-2, I-X-3, I-X-5                 I-AE-22                   Underlying Rate-0.40%
            I-A-1, I-X-4, I-X-5                        I-AE-23                   Underlying Rate-0.35%
        I-A-1, I-X-1, I-X-4, I-X-5                     I-AE-24                   Underlying Rate-0.30%
        I-A-1, I-X-2, I-X-4, I-X-5                     I-AE-25                   Underlying Rate-0.25%
     I-A-1, I-X-1, I-X-2, I-X-4, I-X-5                 I-AE-26                   Underlying Rate-0.20%
        I-A-1, I-X-3, I-X-4, I-X-5                     I-AE-27                   Underlying Rate-0.15%
     I-A-1, I-X-1, I-X-3, I-X-4, I-X-5                 I-AE-28                   Underlying Rate-0.10%
     I-A-1, I-X-2, I-X-3, I-X-4, I-X-5                 I-AE-29                   Underlying Rate-0.05%
 I-A-1, I-X-1, I-X-2, I-X-3, I-X-4, I-X-5              I-AE-30                      Underlying Rate

                                                 Group II

The  principal  amount  of each  Exchanged  Class  is  equal  to the  principal  amount  of  Class  II-A-1
Certificates.  The Class II-A-1  Certificates may be exchanged with the various  combinations of the Class
II-X-1,  Class  II-X-2,  Class  II-X-3,  Class II-X-4 and Class II-X-5  Certificates  (the “Group II Strip
Certificates”)  set forth below.  The notional  amount of any Group II Strip  Certificate  exchanged  must equal the  current  principal  amount of the Class  II-A-1  Certificate  with which it is  exchanged.  The pass-through  rate of the  Exchanged  Certificates  will  equal the sum of the  pass-through  rates of the related Exchangeable Certificates.

           Exchangeable Certificates               Exchanged Certificates           Pass-Through Rate
                 II-A-1, II-X-1                            II-AE-1                Underlying Rate-1.45%
                 II-A-1, II-X-2                            II-AE-2                Underlying Rate-1.40%
             II-A-1, II-X-1, II-X-2                        II-AE-3                Underlying Rate-1.35%
                 II-A-1, II-X-3                            II-AE-4                Underlying Rate-1.30%
             II-A-1, II-X-1, II-X-3                        II-AE-5                Underlying Rate-1.25%
             II-A-1, II-X-2, II-X-3                        II-AE-6                Underlying Rate-1.20%
         II-A-1, II-X-1, II-X-2, II-X-3                    II-AE-7                Underlying Rate-1.15%
                 II-A-1, II-X-4                            II-AE-8                Underlying Rate-1.10%
             II-A-1, II-X-1, II-X-4                        II-AE-9                Underlying Rate-1.05%
             II-A-1, II-X-2, II-X-4                       II-AE-10                Underlying Rate-1.00%
         II-A-1, II-X-1, II-X-2, II-X-4                   II-AE-11                Underlying Rate-0.95%
             II-A-1, II-X-3, II-X-4                       II-AE-12                Underlying Rate-0.90%
         II-A-1, II-X-1, II-X-3, II-X-4                   II-AE-13                Underlying Rate-0.85%
         II-A-1, II-X-2, II-X-3, II-X-4                   II-AE-14                Underlying Rate-0.80%
                 II-A-1, II-X-5                           II-AE-15                Underlying Rate-0.75%
             II-A-1, II-X-1, II-X-5                       II-AE-16                Underlying Rate-0.70%
             II-A-1, II-X-2, II-X-5                       II-AE-17                Underlying Rate-0.65%
         II-A-1, II-X-1, II-X-2, II-X-5                   II-AE-18                Underlying Rate-0.60%
             II-A-1, II-X-3, II-X-5                       II-AE-19                Underlying Rate-0.55%
         II-A-1, II-X-1, II-X-3, II-X-5                   II-AE-20                Underlying Rate-0.50%
         II-A-1, II-X-2, II-X-3, II-X-5                   II-AE-21                Underlying Rate-0.45%
     II-A-1, II-X-1, II-X-2, II-X-3, II-X-5               II-AE-22                Underlying Rate-0.40%
             II-A-1, II-X-4, II-X-5                       II-AE-23                Underlying Rate-0.35%
         II-A-1, II-X-1, II-X-4, II-X-5                   II-AE-24                Underlying Rate-0.30%
         II-A-1, II-X-2, II-X-4, II-X-5                   II-AE-25                Underlying Rate-0.25%
     II-A-1, II-X-1, II-X-2, II-X-4, II-X-5               II-AE-26                Underlying Rate-0.20%
         II-A-1, II-X-3, II-X-4, II-X-5                   II-AE-27                Underlying Rate-0.15%
     II-A-1, II-X-1, II-X-3, II-X-4, II-X-5               II-AE-28                Underlying Rate-0.10%
     II-A-1, II-X-2, II-X-3, II-X-4, II-X-5               II-AE-29                Underlying Rate-0.05%
 II-A-1, II-X-1, II-X-2, II-X-3, II-X-4, II-X-5           II-AE-30                   Underlying Rate

                                                Group III

The current  principal  amount of each Exchanged  Class is equal to the principal  amount of Class III-A-1
Certificates.  The Class III-A-1  Certificates may be exchanged with the various combinations of the Class
III-X-1,  Class  III-X-2,  Class  III-X-3,  Class III-X-4 and Class III-X-5  Certificates  (the “Group III
Strip  Certificates”)  set forth below. The notional amount of any Group III Strip  Certificate  exchanged must equal the current  principal  amount of the Class  III-A-1  Certificate  with which it is  exchanged.
The pass-through rate of the Exchanged  Certificates  will equal the sum of the pass-through  rates of the related Exchangeable Certificates.

             Exchangeable Certificates                 Exchanged Certificates          Pass-Through Rate
                  III-A-1, III-X-1                            III-AE-1               Underlying Rate-1.45%
                  III-A-1, III-X-2                            III-AE-2               Underlying Rate-1.40%
             III-A-1, III-X-1, III-X-2                        III-AE-3               Underlying Rate-1.35%
                  III-A-1, III-X-3                            III-AE-4               Underlying Rate-1.30%
             III-A-1, III-X-1, III-X-3                        III-AE-5               Underlying Rate-1.25%
             III-A-1, III-X-2, III-X-3                        III-AE-6               Underlying Rate-1.20%
         III-A-1, III-X-1, III-X-2, III-X-3                   III-AE-7               Underlying Rate-1.15%
                  III-A-1, III-X-4                            III-AE-8               Underlying Rate-1.10%
             III-A-1, III-X-1, III-X-4                        III-AE-9               Underlying Rate-1.05%
             III-A-1, III-X-2, III-X-4                        III-AE-10              Underlying Rate-1.00%
         III-A-1, III-X-1, III-X-2, III-X-4                   III-AE-11              Underlying Rate-0.95%
             III-A-1, III-X-3, III-X-4                        III-AE-12              Underlying Rate-0.90%
         III-A-1, III-X-1, III-X-3, III-X-4                   III-AE-13              Underlying Rate-0.85%
         III-A-1, III-X-2, III-X-3, III-X-4                   III-AE-14              Underlying Rate-0.80%
                  III-A-1, III-X-5                            III-AE-15              Underlying Rate-0.75%
             III-A-1, III-X-1, III-X-5                        III-AE-16              Underlying Rate-0.70%
             III-A-1, III-X-2, III-X-5                        III-AE-17              Underlying Rate-0.65%
         III-A-1, III-X-1, III-X-2, III-X-5                   III-AE-18              Underlying Rate-0.60%
             III-A-1, III-X-3, III-X-5                        III-AE-19              Underlying Rate-0.55%
         III-A-1, III-X-1, III-X-3, III-X-5                   III-AE-20              Underlying Rate-0.50%
         III-A-1, III-X-2, III-X-3, III-X-5                   III-AE-21              Underlying Rate-0.45%
    III-A-1, III-X-1, III-X-2, III-X-3, III-X-5               III-AE-22              Underlying Rate-0.40%
             III-A-1, III-X-4, III-X-5                        III-AE-23              Underlying Rate-0.35%
         III-A-1, III-X-1, III-X-4, III-X-5                   III-AE-24              Underlying Rate-0.30%
         III-A-1, III-X-2, III-X-4, III-X-5                   III-AE-25              Underlying Rate-0.25%
    III-A-1, III-X-1, III-X-2, III-X-4, III-X-5               III-AE-26              Underlying Rate-0.20%
         III-A-1, III-X-3, III-X-4, III-X-5                   III-AE-27              Underlying Rate-0.15%
    III-A-1, III-X-1, III-X-3, III-X-4, III-X-5               III-AE-28              Underlying Rate-0.10%
    III-A-1, III-X-2, III-X-3, III-X-4, III-X-5               III-AE-29              Underlying Rate-0.05%
III-A-1, III-X-1, III-X-2, III-X-3, III-X-4, III-X-5          III-AE-30                 Underlying Rate

                                                 Group IV

The current  principal  amount of each  Exchanged  Class is equal to the principal  amount of Class IV-A-1
Certificates.  The Class IV-A-1  Certificates may be exchanged with the various  combinations of the Class
IV-X-1,  Class  IV-X-2,  Class  IV-X-3,  Class IV-X-4 and Class IV-X-5  Certificates  (the “Group IV Strip
Certificates”)  set forth below.  The notional  amount of any Group IV Strip  Certificate  exchanged  must equal the  current  principal  amount of the Class  IV-A-1  Certificate  with which it is  exchanged.  The pass-through  rate of the  Exchanged  Certificates  will  equal the sum of the  pass-through  rates of the related Exchangeable Certificates.

              Exchangeable Certificates                   Exchanged Certificates          Pass-Through Rate
                    IV-A-1, IV-X-1                               IV-AE-1                Underlying Rate-1.45%
                    IV-A-1, IV-X-2                               IV-AE-2                Underlying Rate-1.40%
                IV-A-1, IV-X-1, IV-X-2                           IV-AE-3                Underlying Rate-1.35%
                    IV-A-1, IV-X-3                               IV-AE-4                Underlying Rate-1.30%
                IV-A-1, IV-X-1, IV-X-3                           IV-AE-5                Underlying Rate-1.25%
                IV-A-1, IV-X-2, IV-X-3                           IV-AE-6                Underlying Rate-1.20%
            IV-A-1, IV-X-1, IV-X-2, IV-X-3                       IV-AE-7                Underlying Rate-1.15%
                    IV-A-1, IV-X-4                               IV-AE-8                Underlying Rate-1.10%
                IV-A-1, IV-X-1, IV-X-4                           IV-AE-9                Underlying Rate-1.05%
                IV-A-1, IV-X-2, IV-X-4                           IV-AE-10               Underlying Rate-1.00%
            IV-A-1, IV-X-1, IV-X-2, IV-X-4                       IV-AE-11               Underlying Rate-0.95%
                IV-A-1, IV-X-3, IV-X-4                           IV-AE-12               Underlying Rate-0.90%
            IV-A-1, IV-X-1, IV-X-3, IV-X-4                       IV-AE-13               Underlying Rate-0.85%
            IV-A-1, IV-X-2, IV-X-3, IV-X-4                       IV-AE-14               Underlying Rate-0.80%
                    IV-A-1, IV-X-5                               IV-AE-15               Underlying Rate-0.75%
                IV-A-1, IV-X-1, IV-X-5                           IV-AE-16               Underlying Rate-0.70%
                IV-A-1, IV-X-2, IV-X-5                           IV-AE-17               Underlying Rate-0.65%
            IV-A-1, IV-X-1, IV-X-2, IV-X-5                       IV-AE-18               Underlying Rate-0.60%
                IV-A-1, IV-X-3, IV-X-5                           IV-AE-19               Underlying Rate-0.55%
            IV-A-1, IV-X-1, IV-X-3, IV-X-5                       IV-AE-20               Underlying Rate-0.50%
            IV-A-1, IV-X-2, IV-X-3, IV-X-5                       IV-AE-21               Underlying Rate-0.45%
        IV-A-1, IV-X-1, IV-X-2, IV-X-3, IV-X-5                   IV-AE-22               Underlying Rate-0.40%
                IV-A-1, IV-X-4, IV-X-5                           IV-AE-23               Underlying Rate-0.35%
            IV-A-1, IV-X-1, IV-X-4, IV-X-5                       IV-AE-24               Underlying Rate-0.30%
            IV-A-1, IV-X-2, IV-X-4, IV-X-5                       IV-AE-25               Underlying Rate-0.25%
        IV-A-1, IV-X-1, IV-X-2, IV-X-4, IV-X-5                   IV-AE-26               Underlying Rate-0.20%
            IV-A-1, IV-X-3, IV-X-4, IV-X-5                       IV-AE-27               Underlying Rate-0.15%
        IV-A-1, IV-X-1, IV-X-3, IV-X-4, IV-X-5                   IV-AE-28               Underlying Rate-0.10%
        IV-A-1, IV-X-2, IV-X-3, IV-X-4, IV-X-5                   IV-AE-29               Underlying Rate-0.05%
    IV-A-1, IV-X-1, IV-X-2, IV-X-3, IV-X-4, IV-X-5               IV-AE-30                  Underlying Rate